EXECUTION VERSION
OPORTUN ISSUANCE TRUST 2022-3,
as Issuer
and
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Indenture Trustee, as Securities Intermediary and as Depositary Bank

INDENTURE
Dated as of November 3, 2022

7.451% Asset Backed Fixed Rate Notes, Class A
8.533% Asset Backed Fixed Rate Notes, Class B
10.147% Asset Backed Fixed Rate Notes, Class C
12.397% Asset Backed Fixed Rate Notes, Class D

Exhibits A-M and Schedules 1-3 have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

4140-1700-0256.5

Page

    -i-

4140-1700-0256.5

(continued)
Page

    -ii-

4140-1700-0256.5

(continued)
Page

    -iii-

4140-1700-0256.5

(continued)
Page

    -iv-

4140-1700-0256.5

(continued)
Page

    -v-

4140-1700-0256.5

(continued)
Page

Exhibits:
Exhibit A:    Form of Release and Reconveyance of Trust Estate
Exhibit B:    [Reserved]
Exhibit C:    Form of Lien Release
Exhibit D:    Form of Transfer Certificate for Transfers of PTP Transfer Restricted Interests (or interests therein)
Exhibit E:     [Reserved]
Exhibit F:    Form of Intercreditor Agreement
Exhibit G:    [Reserved]
Exhibit H:    Form of Asset Repurchase Demand Activity Report
Exhibit I:    Form of Class A Restricted Global Note
Exhibit J:    Form of Class B Restricted Global Note
Exhibit K:    Form of Class C Restricted Global Note
Exhibit L:    Form of Class D Restricted Global Note
Exhibit M:    Form of Monthly Statement
Schedule 1    Perfection Representations, Warranties and Covenants
Schedule 2    List of Proceedings
Schedule 3    Cumulative Default Ratios
    -vi-

4140-1700-0256.5

INDENTURE, dated as of November 3, 2022, between OPORTUN ISSUANCE TRUST 2022-3, a Delaware statutory trust, as issuer (the “Issuer”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association with trust powers, as Indenture Trustee, as Securities Intermediary and as Depositary Bank.
W I T N E S S E T H:
WHEREAS, the Issuer has duly executed and delivered this Indenture to provide for the issuance of Notes, issuable as provided in this Indenture; and
WHEREAS, all things necessary to make this Indenture a legal, valid and binding agreement of the Issuer, enforceable in accordance with its terms, have been done, and the Issuer proposes to do all the things necessary to make the Notes, when executed by the Issuer and authenticated and delivered by the Indenture Trustee hereunder and duly issued by the Issuer, the legal, valid and binding obligations of the Issuer as hereinafter provided;
WHEREAS, simultaneously with the delivery of this Indenture, the Issuer is entering into the Transfer Agreement pursuant to which the Depositor and the Depositor Loan Trustee for the benefit of the Depositor will convey to the Issuer all of their respective right, title and interest in, to and under certain Loans and Related Rights.
NOW, THEREFORE, for and in consideration of the premises and the receipt of the Notes by the Holders, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders, as follows:
GRANTING CLAUSE
The Issuer hereby grants to the Indenture Trustee at the Closing Date, for the benefit of the Indenture Trustee, the Noteholders and any other Person to which any Secured Obligations are payable (the “Secured Parties”), to secure the Secured Obligations, a continuing Lien on and security interest in all of the Issuer’s right, title and interest in, to and under the following property whether now owned or hereafter acquired, now existing or hereafter created and wherever located: (a) all Loans and all Receivables existing after the Cut-Off Date that have been or may from time to time be conveyed, sold and/or assigned, directly or indirectly, to the Depositor and the Depositor Loan Trustee for the benefit of the Depositor pursuant to the Purchase Agreement, and, in turn, by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor to the Issuer pursuant to the Transfer Agreement; (b) all Collections thereon received after the Cut-Off Date; (c) all Related Security; (d) the Collection Account, the Reserve Account and any other account maintained by the Indenture Trustee for the benefit of the Secured Parties as trust accounts (each such account, a “Trust Account”), all monies from time to time deposited therein and all money, instruments, investment property and other property from time to time credited thereto or on deposit therein; (e) all certificates and instruments, if any, representing or evidencing any or all of the Trust Accounts or the funds on deposit therein from time to time; (f) all investments made at any time and from time to time with moneys in the Trust Accounts; (g) the Servicing Agreement, the Purchase Agreement and the Transfer Agreement; (h) all accounts, chattel paper, commercial tort claims, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas and other minerals, (i) all additional property that may from time to time hereafter be subjected to the grant and pledge made by the Issuer or by anyone on its behalf; (j) all present and future claims, demands, causes and choses in action and all payments on or under the foregoing; and (k) all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of all of the foregoing and the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts,

4140-1700-0256.5

accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the “Trust Estate”).
The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Secured Obligations, equally and ratably without prejudice, priority or distinction except as set forth herein, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.
The Issuer hereby assigns to the Indenture Trustee all of the Issuer’s power to authorize an amendment to the financing statement filed with the Delaware Secretary of State relating to the security interest granted to (i) the Issuer by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor pursuant to the Transfer Agreement and (ii) the Depositor and the Depositor Loan Trustee for the benefit of the Depositor by the Seller pursuant to the Purchase Agreement; provided, however, that the Indenture Trustee shall be entitled to all the protections of Article 11, including Sections 11.1(g) and 11.2(k), in connection therewith, and the obligations of the Issuer under Sections 8.2(i) and 8.3(j) shall remain unaffected.
The Indenture Trustee, for the benefit of the Secured Parties, hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and the Lien on the Trust Estate conveyed by the Issuer pursuant to the Grant, declares that it shall maintain such right, title and interest, upon the trust set forth, for the benefit of all Secured Parties, subject to Sections 11.1 and 11.2, and agrees to perform its duties required in this Indenture in accordance with the terms of this Indenture.
DESIGNATION
(a)    There are hereby created notes to be issued pursuant to this Indenture and such notes shall be substantially in the form of Exhibit I, J, K, L and M hereto, executed by or on behalf of the Issuer and authenticated by the Indenture Trustee and designated generally 7.451% Asset Backed Fixed Rate Notes, Class A, Series 2022-3 (the “Class A Notes”), 8.533% Asset Backed Fixed Rate Notes, Class B, Series 2022-3 (the “Class B Notes”), 10.147% Asset Backed Fixed Rate Notes, Class C, Series 2022-3 (the “Class C Notes”) and 12.397% Asset Backed Fixed Rate Notes, Class D, Series 2022-3 (the “Class D Notes” and, together with the Class A Notes, the Class B Notes and the Class C Notes, the “Notes”). The Class A Notes, the Class B Notes and the Class C Notes shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof, and the Class D Notes shall be issued in minimum denominations of $500,000 and integral multiples of $1,000 in excess thereof.
(b)    The Class B Notes shall be subordinate to the Class A Notes to the extent described herein.
(c)    The Class C Notes shall be subordinate to the Class A Notes and the Class B Notes to the extent described herein.
(d)    The Class D Notes shall be subordinate to the Class A Notes, the Class B Notes and the Class C Notes to the extent described herein.
ARTICLE 1.

DEFINITIONS AND INCORPORATION BY REFERENCE

4140-1700-0256.5

Section 1.a. Definitions. Certain capitalized terms used herein (including the preamble and the recitals hereto) shall have the following meanings:
“Additional Interest” has the meaning specified in Section 5.12(d).
“Administrator” shall mean the Person acting in such capacity from time to time pursuant to and in accordance with the Trust Agreement, which shall initially be PF Servicing, LLC.
“ADS Score” means the credit score for an Obligor referred to as the “Alternative Data Score” determined by the Seller in accordance with its proprietary scoring method.
“Administrator Order” means a written order or request signed in the name of the Administrator by any one of its Responsible Officers and delivered to the Indenture Trustee.
“Adverse Claim” means a Lien on any Person’s assets or properties in favor of any other Person (including any UCC financing statement or any similar instrument filed against such Person’s assets or properties), other than a Permitted Encumbrance.
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of voting stock, by contract or otherwise.
“Agent” means any Transfer Agent and Registrar , Certificate Registrar or Paying Agent.
“Applicants” has the meaning specified in Section 4.2(b).
“Available Funds” means, with respect to any Monthly Period, the sum of the following, without duplication: (a) any Collections received by the Servicer during such Monthly Period and deposited into the Collection Account no later than the third Business Day following the end of such Monthly Period; (b) any amounts on deposit in the Reserve Account in excess of the Reserve Account Requirement; (c) other amounts in the Reserve Account, but only to the extent necessary (after giving effect to clauses (a) and (b) above) to increase the balance of Available Funds to an amount sufficient to pay the amounts required to be paid or distributed pursuant to Section 5.15(a)(i) – (x); (d) on any Payment Date after the occurrence and during the continuance of an Event of Default, all amounts in the Reserve Account; and (e) all other amounts held in the Collection Account and the Reserve Account on the earliest of (i) the date on which there is an optional redemption of the Notes, (ii) the Legal Final Payment Date for any class of Notes then outstanding, or (iii) a Payment Date on which such amounts, together with all other Available Funds, would be sufficient to pay the entire outstanding amount of the Notes when applied as provided in Section 5.15 hereof.
“Back-Up Servicer” has the meaning specified in the Servicing Agreement.
“Back-Up Servicing Agreement” has the meaning specified in the Servicing Agreement.
“Bankruptcy Code” means the United States Bankruptcy Code, Title 11, United States, as amended.
“Beneficiary” has the meaning specified in the Trust Agreement.
“Benefit Plan Investor” mean an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, a “plan” as described in Section 4975 of the Code,

4140-1700-0256.5

which is subject to Section 4975 of the Code, or an entity deemed to hold plan assets of any of the foregoing.
“Book-Entry Notes” means Notes in which beneficial interests are owned and transferred through book entries by a Clearing Agency or a Foreign Clearing Agency as described in Section 2.16; provided that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Notes are issued to the Note Owners, such Definitive Notes shall replace Book-Entry Notes.
“Business Day” means any day that DTC is open for business at its office in New York City and any day other than a Saturday, Sunday or other day on which banking institutions or trust companies in the States of California, Delaware, Florida, Illinois, Missouri, New York or Texas are authorized or obligated by Law to be closed.
“Capitalized Lease” of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.
“Certificateholder” means a Holder of a Certificate.
“Certificate Registrar” shall have the meaning set forth in the Trust Agreement.
“Certificates” means the trust certificates issued by the Issuer pursuant to the Trust Agreement, representing the beneficial interest in the Issuer.
“Class” any one of the classes of Notes.
“Class A Additional Interest” has the meaning specified in Section 5.12(a).
“Class A Deficiency Amount” has the meaning specified in Section 5.12(a).
“Class A Monthly Interest” has the meaning specified in Section 5.12(a).
“Class A Note Rate” means, with respect to each Interest Period, a fixed rate equal to 7.451% per annum with respect to the Class A Notes.
“Class A Noteholder” means a Holder of a Class A Note.
“Class A Notes” has the meaning specified in paragraph (a) of the Designation.
“Class A Required Interest Distribution” has the meaning specified in Section 5.15(a)(iii).
“Class B Additional Interest” has the meaning specified in Section 5.12(b).
“Class B Deficiency Amount” has the meaning specified in Section 5.12(b).
“Class B Monthly Interest” has the meaning specified in Section 5.12(b).
“Class B Note Rate” means, with respect to each Interest Period, a fixed rate equal to 8.533% per annum with respect to the Class B Notes.
“Class B Noteholder” means a Holder of a Class B Note.
“Class B Notes” has the meaning specified in paragraph (a) of the Designation.

4140-1700-0256.5

“Class B Required Interest Distribution” has the meaning specified in Section 5.15(a)(v).
“Class C Additional Interest” has the meaning specified in Section 5.12(c).
“Class C Deficiency Amount” has the meaning specified in Section 5.12(c).
“Class C Monthly Interest” has the meaning specified in Section 5.12(c).
“Class C Note Rate” means, with respect to each Interest Period, a fixed rate equal to 10.147% per annum with respect to the Class C Notes.
“Class C Noteholder” means a Holder of a Class C Note.
“Class C Notes” has the meaning specified in paragraph (a) of the Designation.
“Class C Required Interest Distribution” has the meaning specified in Section 5.15(a)(vii).
“Class D Additional Interest” has the meaning specified in Section 5.12(d).
“Class D Deficiency Amount” has the meaning specified in Section 5.12(d).
“Class D Monthly Interest” has the meaning specified in Section 5.12(d).
“Class D Note Rate” means, with respect to each Interest Period, a fixed rate equal to 12.397% per annum with respect to the Class D Notes.
“Class D Noteholder” means a Holder of a Class D Note.
“Class D Notes” has the meaning specified in paragraph (a) of the Designation.
“Class D Required Interest Distribution” has the meaning specified in Section 5.15(a)(ix).
“Clearing Agency” means an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act or any successor provision thereto.
“Clearing Agency Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency or Foreign Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency or Foreign Clearing Agency.
“Clearstream” means Clearstream Banking, société anonyme.
“Closing Date” means November 3, 2022.
“Code” means the Internal Revenue Code of 1986, as amended, and the rules and Treasury Regulations promulgated thereunder.
“Collateral Trustee” means initially Wilmington Trust, National Association, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor collateral trustee appointed in accordance with the provisions of the Intercreditor Agreement.
“Collection Account” has the meaning specified in Section 5.3(a).

4140-1700-0256.5

“Collections” means, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable made by or on behalf of Obligors, including, without limitation, all principal, Finance Charges and cash proceeds of Related Security with respect to such Receivable and any Deemed Collections in each case, received after the Cut-Off Date; provided, however, that, if not otherwise specified, the term “Collections” shall refer to the Collections on all the Receivables collectively together with any Investment Earnings and any other funds received with respect to the Trust Estate.
“Commission” means the U.S. Securities and Exchange Commission, and its successors.
“Consolidated Parent” means initially, Oportun Financial Corporation, a Delaware corporation, and any successor to Oportun Financial Corporation as the indirect or direct parent of Oportun, the financial statements of which are for financial reporting purposes consolidated with Oportun in accordance with GAAP, or if there is none, then Oportun.
“Contingent Liability” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum outstanding principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.
“Contractual Obligation” means, with respect to any Person, any provision of any security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.
“Control Agreement” means the Deposit Account Control Agreement, dated as of June 28, 2013, among the initial Servicer, Deutsche Bank Trust Company Americas, as collateral trustee, Oportun and Bank of America, N.A., as supplemented by the Notice of Assignment, dated as of December 7, 2018, among Bank of America, N.A., Deutsche Bank Trust Company Americas, as outgoing collateral trustee, and the Collateral Trustee, and as the same may be further amended or supplemented from time to time.
“Corporate Trust Office” means the principal office of the Indenture Trustee and the Certificate Registrar, as applicable, at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Indenture is located at 1100 N. Market Street, Wilmington, DE 19890, Attention: Corporate Trust Administration.
“Credit and Collection Policies” means the Seller’s and the Servicer’s credit and collection policy or policies relating to Loans and Receivables and, with respect to the Seller and Servicer, referred to in Exhibit C to the Servicing Agreement, as the same is amended, supplemented or otherwise modified and in effect from time to time in accordance with Section 2.12(c) of the Servicing Agreement; provided, however, if the Servicer is any Person other than the initial Servicer, “Credit and Collection Policies” shall refer to the collection policies of such Servicer as they relate to receivables of a similar nature to the Receivables.
“Credit Risk Retention Rules” means Regulation RR (17 C.F.R. Part 246), as such rule may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Department of Treasury, the Federal Reserve System, the Federal Deposit

4140-1700-0256.5

Insurance Corporation, the Federal Housing Finance Agency, the Securities and Exchange Commission and the Department of Housing and Urban Development in the adopting release (79 F.R. 77601 et seq.) or by the staff of any such agency, or as may be provided by any such agency or its staff from time to time, in each case, as effective from time to time.
“Cumulative Default Amount” means, with respect to any Payment Date, the sum of the Outstanding Receivables Balance of all Receivables that became Defaulted Receivables from the Cut-Off Date through the end of the related Monthly Period, less the sum of the aggregate amount of all Recoveries received with respect to the Defaulted Receivables from the Cut-Off Date through the end of the related Monthly Period.
“Cumulative Default Ratio” means, with respect to any Payment Date, the fraction, express as a percentage, the numerator of which is the Cumulative Default Amount for such Payment Date and the denominator of which is the Initial Outstanding Receivables Balance.
“Cumulative Default Ratio Amortization Event” shall have occurred on any Payment Date if the Cumulative Default Ratio for such Payment Date exceeds the percentage set forth opposite such Payment Date in Exhibit N hereto.
“Cut-Off Date” means the close of business on October 31, 2022.
“DBRS” means DBRS, Inc.
“Deemed Collections” means in connection with any Receivable, all amounts payable (without duplication) with respect to such Receivable, by (i) the Seller pursuant to Section 2.4 of the Purchase Agreement, (ii) the Depositor pursuant to Section 3.4 of the Transfer Agreement and/or (iii) the Servicer pursuant to Section 2.02(f) or Section 2.08 of the Servicing Agreement.
“Default” means any occurrence that is, or with notice or lapse of time or both would become, an Event of Default, a Servicer Default or a Rapid Amortization Event.
“Defaulted Receivable” means a Receivable as to which any of the following has occurred: (i) any scheduled payment, or part thereof, remains unpaid for 120 days or more past the due date for such payment determined by reference to the contractual payment terms, as amended, of such Receivable, (ii) if relating to a Secured Personal Loan where the Titled Asset has been repossessed, the month-end when the sale proceeds are received, (iii) the Servicer has been notified that the Obligor thereon has died or is suffering or has suffered an Event of Bankruptcy or (iv) consistent with the Credit and Collection Policies, such Receivable would be written off as uncollectible.
“Deficiency Amount” has the meaning specified in Section 5.12(d).
“Definitive Notes” has the meaning specified in Section 2.16(i).
“Delinquent Receivable” means a Receivable (other than a Defaulted Receivable) as to which all or any part of a scheduled payment remains unpaid for thirty (30) days or more from the due date for such payment.
“Depositary Bank” has the meaning specified in Section 5.3(f) and shall initially be Wilmington Trust, National Association.
“Depositor” means Oportun Depositor, LLC, a special purpose limited liability company established under the laws of Delaware.

4140-1700-0256.5

“Depositor Loan Trust Agreement” means the Depositor Loan Trust Agreement, dated as of the Closing Date, between the Depositor and the Depositor Loan Trustee, as the same may be amended or supplemented from time to time.
“Depositor Loan Trustee” means Wilmington Savings Fund Society, FSB, a federal savings bank.
“Depositor Repurchase Event” has the meaning specified in the Transfer Agreement.
“Depository” means the Clearing Agency or Foreign Clearing Agency, as applicable.
“Depository Agreement” means the agreement among the Issuer and the Clearing Agency or Foreign Clearing Agency.
“Determination Date” means the third Business Day prior to each Note Transfer Date.
“Dollars” and the symbol “$” mean the lawful currency of the United States.
“DTC” means The Depository Trust Company.
“Eligible Receivable” means each Receivable:
(i)that was originated in compliance with all applicable Requirements of Law (including without limitation all Laws relating to truth in lending, fair credit billing, fair credit reporting, fair debt collection practices and privacy) and which complies with all applicable Requirements of Law (other than non-compliance that has no adverse effect on the obligations of the Obligor and creates no financial liability or other loss, cost or expense for the Depositor, the Depositor Loan Trustee or the Issuer as their assignee and does not have any other Material Adverse Effect);
(ii)with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Seller, Oportun, LLC, Pathward or PF Servicing, LLC in connection with the creation or the execution, delivery, performance and servicing of such Receivable (other than non-compliance that has no adverse effect on the obligations of the Obligor and creates no financial liability or other loss, cost or expense for the Depositor, the Depositor Loan Trustee or the Issuer as their assignee and does not have any other Material Adverse Effect);
(i)as to which, at the time of the sale of such Receivable (i) by the Seller to the Depositor and the Depositor Loan Trustee for the benefit of the Depositor, (ii) by Oportun, LLC to the Seller or (iii) by Pathward to the Seller, in each case as applicable, the party selling such Receivable was the sole owner thereof and had good and marketable title thereto free and clear of all Liens and, following such sale, good and marketable title to such Receivables was vested in the party purchasing such Receivable free and clear of all Liens of the selling party;
(ii)that is the legal, valid and binding payment obligation of the Obligor thereof enforceable against such Obligor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, receivership, conservatorship or other Laws now or hereafter in effect, affecting the rights of creditors generally and except as such enforcement may be limited by general principles of equity (whether considered in a proceeding at law or in equity), and is not subject to any right of rescission, setoff,

4140-1700-0256.5

counterclaim or defense (including the defense of usury) or to any repurchase obligation or return right;
(iii)the related Loan of which is an Unsecured Loan or a Secured Personal Loan;
(iv)that is not secured by any Titled Asset that is in the process of being repossessed;
(v)the related Loan of which constitutes a “general intangible,” “instrument,” “chattel paper,” “promissory note” or “account”, in each case under and as defined in Article 9 of the UCC of all applicable jurisdictions;
(vi)that was established in accordance with the Credit and Collection Policies in the regular and ordinary course of the business of the Seller, Oportun, LLC or Pathward, as applicable;
(vii)that is denominated and payable in Dollars, is only payable in the United States of America and each Obligor in respect of which are residents of, and have provided a billing address in, the United States of America;
(viii)that is not, on the Closing Date, a Delinquent Receivable;
(ix)that has an original and remaining term to maturity of no more than sixty-six (66) months;
(x)that has an Outstanding Receivables Balance less than or equal to $14,900 (in the case of Unsecured Loans) or $20,900 (in the case of Secured Personal Loans);
(xi)that has an annual percentage rate that is less than or equal to 36.0%;
(xii)that is not evidenced by a judgment or has been reduced to judgment;
(xiii)that is not a Defaulted Receivable;
(xiv)that has not been identified by the Seller as having been originated under circumstances involving suspected fraud (without subsequently being cleared by the Seller) or confirmed fraud (including circumstances involving identity theft), in each case in a manner consistent with the Credit and Collection Policies;
(xv)that is not a revolving line of credit;
(xvi)the terms of which have not been modified or waived except as permitted under the Credit and Collection Policies or the Transaction Documents;
(xvii)that has no Obligor thereon that is either (x) a Governmental Authority or (y) a Person subject to Sanctions;
(xviii)that has no Obligor thereon that is the Obligor of a Defaulted Receivable;
(xix)the assignment of which (i) by the Seller to the Depositor and the Depositor Loan Trustee for the benefit of the Depositor, (ii) by Oportun, LLC to the Seller, (iii) by Pathward to the Seller or (iv) by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor to the Issuer, in each case as applicable, does not contravene or conflict with any Law or any contractual or other restriction, limitation or encumbrance, and the sale or assignment of which does not require the consent of the Obligor thereof;

4140-1700-0256.5

(xx)the related Loan of which provides for repayment in full of the principal balance thereof in equal installments not less frequently than monthly;
(xxi)as to which the proceeds of the related Loan are fully disbursed, there is no requirement for future advances under such Loan and none of the Seller, Oportun, LLC or Pathward has any further obligations under such Loan;
(xxii)as to which the Servicer (as Custodian (as defined in the Servicing Agreement)) is in possession of a full and complete Receivable File in physical or electronic format; with respect to Receivable Files in electronic format, such possession may be through use of an electronic document repository provided by a third-party vendor;
(xxiii)that represents the undisputed, bona fide transaction created by the lending of money by the Seller, Oportun, LLC or Pathward, as applicable, in the ordinary course of business and completed in accordance with the terms and provision contained in the related Loan;
(xxiv)the related Loan of which was not originated by Pathward in Colorado, Connecticut, Georgia (unless the original loan amount was greater than $3,000), Iowa, Maine, New York, Vermont, West Virginia or the District of Columbia; and
(xxv)the related Loan of which, if originated in Illinois, has a MAPR of less than 36.0%.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
“ERISA Affiliate” means, with respect to any Person, (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Person; (ii) any trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Person; or (iii) any member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as such Person.
“ERISA Event” means any of the following: (i) the failure to satisfy the minimum funding standard under Section 302 of ERISA or Section 412 of the Code with respect to any Pension Plan; (ii) the filing by the Pension Benefit Guaranty Corporation or a plan administrator of any notice relating to an intention to terminate any Pension Plan or Pension Plans or an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or grounds to appoint a trustee to administer any Pension Plan; (iii) the complete withdrawal or partial withdrawal by any Person or any of its ERISA Affiliates from any Multiemployer Plan; (iv) any “reportable event” as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Pension Plan (other than an event for which the 30-day notice period is waived), (v) the commencement of proceedings by the Pension Benefit Guaranty Corporation to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the termination of any Pension Plan (vi) the receipt by the Issuer, the Seller, the initial Servicer, or any ERISA Affiliate of any notice concerning a determination that a Multiemployer Plan is, or is expected to be insolvent within the meaning of Title IV of ERISA; or (vii) the imposition of any liability under Title IV of ERISA, other than for Pension Benefit Guaranty Corporation premiums due but not delinquent under Section 4007 of ERISA, upon any Person or any of its ERISA Affiliates with respect to a Pension Plan.
“Euroclear” means the Euroclear System, as operated by Euroclear Bank S.A./N.V.

4140-1700-0256.5

“Event of Bankruptcy” shall be deemed to have occurred with respect to a Person if:
(iii)a Proceeding shall be commenced, without the application or consent of such Person, before any Governmental Authority, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or adjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any Law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and in the case of any Person, such Proceeding shall continue undismissed, or unstayed and in effect, for a period of sixty (60) consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy Laws or other similar Laws now or hereafter in effect; or
(xxvi)such Person shall (i) consent to the institution of (except as described in the proviso to clause (a) above) any Proceeding or petition described in clause (a) of this definition, or (ii) commence a voluntary Proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar Law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.
“Event of Default” has the meaning specified in Section 10.1.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“FATCA” means the Foreign Account Tax Compliance Act provisions, sections 1471 through to 1474 of the Code (including any regulations or official interpretations issued with respect thereof or agreements thereunder and any amended or successor provisions).
“FATCA Withholding Tax” means any withholding or deduction required pursuant to FATCA.
“Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions.
“Finance Charges” means any finance, interest, late, servicing or similar charges or fees owing by an Obligor pursuant to the Loans plus all Recoveries.
“Fiscal Year” means any period of twelve consecutive calendar months ending on December 31.
“Fitch” means Fitch, Inc.
“Flow-through Entity” has the meaning specified in Section 2.6(e)(iii).
“Foreign Clearing Agency” means Clearstream and Euroclear.
“GAAP” means those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report, as such principles are from time to time supplemented and amended, and with respect to determinations or calculations to be made by a Person other than a successor

4140-1700-0256.5

Servicer, applied on a basis consistent with the most recent audited financial statements of Consolidated Parent before the Closing Date.
“Global Note” has the meaning specified in Section 2.19.
“Governmental Authority” means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.
“Grant” means the Issuer’s grant of a Lien on the Trust Estate as set forth in the Granting Clause of this Indenture.
“Holder” means the Person in whose name a Note is registered in the Note Register.
“In-Store Payments” has the meaning specified in the Servicing Agreement.
“Indebtedness” means, with respect to any Person, such Person’s (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property other than accounts payable arising in the ordinary course of such Person’s business on terms customary in the trade, (iii) obligations, whether or not assumed, secured by Liens on or payable out of the proceeds or production from, property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) Capitalized Lease obligations and (vi) obligations of another Person of a type described in clauses (i) through (v) above, for which such Person is obligated pursuant to a guaranty, put or similar arrangement.
“Indenture” means this Indenture dated as of the Closing Date, between the Issuer and the Indenture Trustee, Securities Intermediary and Depositary Bank, as amended, restated, modified or supplemented from time to time.
“Indenture Termination Date” has the meaning specified in Section 12.1.
“Indenture Trustee” means initially Wilmington Trust, National Association, acting in such capacity under this Indenture, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee appointed in accordance with the provisions of this Indenture.
“Independent” means, when used with respect to any specified Person, that such Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the initial Servicer, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the initial Servicer, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the initial Servicer, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.
“Independent Certificate” means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 15.1, prepared by an Independent appraiser or other expert appointed by an Issuer Order or an Administrator Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of “Independent” in this Indenture and that the signer is Independent within the meaning thereof.

4140-1700-0256.5

“Initial Outstanding Receivables Balance” equals at least $310,237,849.
“Initial Purchasers” means Jefferies LLC, Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as initial Class A Noteholders, initial Class B Noteholders, initial Class C Noteholders and initial Class D Noteholders.
“Intercreditor Agreement” means the Thirtieth Amended and Restated Intercreditor Agreement, substantially in the form of Exhibit F hereto, as such agreement may be amended, modified, waived, supplemented or restated from time to time.
“Interest Period” means, with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to but excluding such Payment Date.
“Investment Company Act” means the Investment Company Act of 1940, as amended.
“Investment Earnings” means all interest and earnings (net of losses and investment expenses) accrued on funds on deposit in the Trust Accounts.
“Issuer” has the meaning specified in the preamble of this Indenture.
“Issuer Order” and “Issuer Request” means a written order or request signed in the name of the Issuer by any one of its Responsible Officers and delivered to the Indenture Trustee.
“Law” means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority.
“Legal Final Payment Date” means January 8, 2030.
“Lien” means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the UCC or comparable Law of any jurisdiction).
“Loan” means any promissory note or other loan documentation originally entered into between the Seller, Oportun, LLC or Pathward and an Obligor in connection with consumer loans made by the Seller, Oportun, LLC or Pathward to such Obligor in the ordinary course of its business and acquired, directly or indirectly, by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor for further transfer by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor to the Issuer.
“MAPR” means in respect of any Receivable or Receivables, the military annual percentage rate thereof, as determined under the Illinois Predatory Loan Prevention Act, 815 ILCS 123/15.
“Material Adverse Effect” means any event or condition which would have a material adverse effect on (i) the collectability of any material portion of the Receivables, (ii) the condition (financial or otherwise), businesses or properties of the Issuer, the Depositor, the Servicer, Oportun, LLC or the Seller (iii) the ability of the Issuer, the Depositor, Oportun, LLC or the Seller to perform its respective obligations under the Transaction Documents or the ability of the Servicer to perform its obligations under the Servicer Transaction Documents or (iv) the

4140-1700-0256.5

interests of the Indenture Trustee or any Secured Party in the Trust Estate or under the Transaction Documents.
“Membership Interest” means an equity interest in the Issuer.
“Monthly Interest” has the meaning specified in Section 5.12(d).
“Monthly Period” means the period from and including the first day of a calendar month to and including the last day of such calendar month; provided, however, that the first Monthly Period shall be the period from and including the Closing Date to and including November 30, 2022; provided further, however, that, solely for purposes of allocating Collections received on the Receivables, the first Monthly Period shall be deemed to commence on the Cut-Off Date.
“Monthly Servicer Report” means a report substantially in the form attached as Exhibit A-1 to the Servicing Agreement or in such other form as the Servicer may determine necessary or desirable (with prior consent of the Indenture Trustee and the Back-Up Servicer); provided, however, that no such other agreed form shall serve to exclude information expressly required by this Indenture or the Servicing Agreement.
“Monthly Statement” means a statement substantially in the form attached hereto as Exhibit M, with such changes as the Servicer (with prior consent of the Back-Up Servicer) may determine to be necessary or desirable; provided, however, that no such change shall serve to exclude information expressly required by this Indenture.
“Moody’s” means Moody’s Investors Service, Inc.
“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA with respect to which the Seller, the Issuer, the Servicer or any of their respective ERISA Affiliates is making, is obligated to make, or has made or been obligated to make, contributions.
“Net Third Party Purchase Price” has the meaning specified in Section 2.02(i) of the Servicing Agreement.
“Note Owner” means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or Foreign Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency or Foreign Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency or Foreign Clearing Agency).
“Note Principal” means on any date of determination the then outstanding principal amount of the Notes.
“Note Purchase Agreement” means the agreement by and among the Initial Purchasers, Oportun and the Depositor, dated October 31, 2022, pursuant to which the Initial Purchasers agreed to purchase an interest in the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, respectively from the Depositor, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time.
“Note Rate” means the Class A Note Rate, the Class B Note Rate, the Class C Note Rate and the Class D Note Rate, as applicable.
“Note Register” has the meaning specified in Section 2.6(a).
“Noteholder” means with respect to any Note, the holder of record of such Note.

4140-1700-0256.5

“Notes” has the meaning specified in paragraph (a) of the Designation.
“Note Transfer Date” means the Business Day immediately prior to each Payment Date.
“Obligor” means, with respect to any Receivable, the Person or Persons obligated to make payments with respect to such Receivable, including any guarantor thereof.
“Offering Memorandum” means the Offering Memorandum, dated October 31, 2022, relating to the Notes.
“Officer’s Certificate” means a certificate signed by any Responsible Officer of the Person providing the certificate.
“Opinion of Counsel” means one or more written opinions of counsel to the Issuer, the Depositor, the Seller or the Servicer who (except in the case of opinions regarding matters of organizational standing, power and authority, conflict with organizational documents, conflict with agreements other than Transaction Documents, qualification to do business, licensure and litigation or other Proceedings) shall be external counsel, satisfactory to the Indenture Trustee, which opinions shall comply with any applicable requirements of Section 15.1 and TIA Section 314, if applicable, and shall be in form and substance satisfactory to the Indenture Trustee, and shall be addressed to the Indenture Trustee. An Opinion of Counsel may, to the extent same is based on any factual matter, rely on an Officer’s Certificate as to the truth of such factual matter.
“Oportun” means Oportun, Inc., a Delaware corporation.
“Oportun, LLC” means Oportun, LLC, a limited liability company established under the laws of Delaware.
“Outstanding Receivables Balance” means, as of any date with respect to any Receivable, an amount equal to the outstanding principal balance for such Receivable; provided, however, that if not otherwise specified, the term “Outstanding Receivables Balance” shall refer to the Outstanding Receivables Balance of all Receivables collectively.
“Owner Trustee” means Wilmington Savings Fund Society, FSB, a federal savings bank.
“Parent” means Oportun Financial Corporation.
“Pathward” means Pathward, N.A. (formerly known as MetaBank, N.A.).
“Pathward Program” means the partnership between the Seller and Pathward where Seller provides marketing, underwriting, and other services in connection with the origination by Pathward of unsecured personal loans meeting certain eligibility criteria established by Pathward.
“Paying Agent” means any paying agent appointed pursuant to Section 2.7 and shall initially be the Indenture Trustee.
“Payment Date” means December 8, 2022 and the eighth (8th) day of each calendar month thereafter, or if such eighth (8th) day is not a Business Day, the next succeeding Business Day.
“Pension Plan” means an “employee pension benefit plan” as described in Section 3(2) of ERISA (excluding a Multiemployer Plan) that is subject to Title IV of ERISA or Section 302 of

4140-1700-0256.5

ERISA or 412 of the Code, and in respect of which the Issuer, the Seller, the initial Servicer or any ERISA Affiliate thereof is, or at any time during the immediately preceding six (6) years was, an “employer” as defined in Section 3(5) of ERISA, or with respect to which the Issuer, the Seller, the initial Servicer or any of their respective ERISA Affiliates has any liability, contingent or otherwise.
“Perfection Representations” means the representations, warranties and covenants set forth in Schedule 1 attached hereto.
“Performance Guaranty” means the Performance Guaranty, dated as of the Closing Date, between Oportun and the Indenture Trustee, as such agreement may be amended, supplemented or otherwise modified and in effect from time to time.
“Permitted Encumbrance” means (a) with respect to the Issuer or the Depositor, any item described in clause (i), (iv), (vi) or (vii) of the following, and (b) with respect to the Seller, any item described in clauses (i) through (vii) of the following:
(1)Liens for taxes and assessments that are not yet due and payable or that are being contested in good faith and for which reserves have been established, if required in accordance with GAAP;
(2)Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Seller shall at any time in good faith be prosecuting an appeal or proceeding for a review and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;
(3)Liens incidental to the conduct of business or the ownership of properties and assets (including mechanics’, carriers’, repairers’, warehousemen’s and statutory landlords’ liens and liens to secure the performance of leases) and Liens to secure statutory obligations, surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money, provided in each case, the obligation secured is not overdue, or, if overdue, is being contested in good faith by appropriate actions or Proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;
(4)Liens in favor of the Indenture Trustee, or otherwise created by the Issuer, the Depositor, the Seller or the Indenture Trustee pursuant to the Transaction Documents, and the interests of mortgagees and loss payees under the terms of any Loan;
(5)Liens that, in the aggregate do not exceed $250,000 (such amount not to include Permitted Encumbrances under clauses (i) through (iv) or (vi)) and which, individually or in the aggregate, do not materially interfere with the rights under the Transaction Documents of the Indenture Trustee or any Noteholder in any of the Receivables;
(6)any Lien created in favor of the Issuer, the Depositor or the Seller in connection with the purchase of any Receivables by the Issuer, the Depositor or the Seller and covering such Receivables, the related Loans with respect to which are sold to the Seller, the Depositor or the Issuer pursuant to the Transaction Documents; and

4140-1700-0256.5

(7)any Lien created in favor of the Seller or an Affiliate of the Seller in connection with the purchase of any Receivables by the Seller or such Affiliate and covering such Receivables, the related Loans with respect to which are sold by Pathward to the Seller or such Affiliate under the Pathward Program.
“Permitted Investments” means book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form and that evidence:
(xxvii)direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States;
(iv)demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the Laws of the United States or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or a portion of such obligation for the benefit of the holders of such depository receipts); provided that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Payment Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from a Rating Agency in the highest investment category granted thereby;
(v)commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from Fitch of “F2” or the equivalent thereof from Moody’s or Standard & Poor’s; or
(vi)only to the extent permitted by Rule 3a-7 under the Investment Company Act, investments in money market funds having a rating from Fitch of “AA” or, to the extent not rated by Fitch, rated in the highest rating category by Moody’s, Standard & Poor’s or another Rating Agency.
Permitted Investments may be purchased by or through the Indenture Trustee or any of its Affiliates.
“Person” means any corporation, limited liability company, natural person, firm, joint venture, partnership, trust, unincorporated organization, enterprise, government or any department or agency of any government.
“PF Score” means the credit score for an Obligor referred to as the “PF Score” determined by the Seller in accordance with its proprietary scoring method.
“Proceeding” means any suit in equity, action at law or other judicial or administrative proceeding.
“PTP Transfer Restricted Interest” means any Note, other than a Note for which an Opinion of Counsel states that such Note will be characterized as debt for U.S. federal income tax purposes; provided, for the avoidance of doubt, each Class D Note (other than any Retained Notes) shall constitute a “PTP Transfer Restricted Interest,” and each Class A Note, Class B Note and Class C Note (other than any Retained Notes) shall not constitute a “PTP Transfer Restricted Interest.”

4140-1700-0256.5

“Purchase Agreement” means the Receivables Purchase Agreement, dated as of the Closing Date, among the Seller, the Depositor and the Depositor Loan Trustee, as such agreement may be amended, supplemented or otherwise modified and in effect from time to time.
“QIB” has the meaning specified in Section 2.16(a)(i).
“Qualified Institution” means a depository institution or trust company:
(xxviii)whose commercial paper, short-term unsecured debt obligations or other short-term deposits have a rating commonly regarded as “investment grade” by at least one Rating Agency, if the deposits are to be held in the account for 30 days or less, or
(i)whose long-term unsecured debt obligations have a rating commonly regarded as “investment grade” by at least one Rating Agency, if the deposits are to be held in the account more than 30 days.
“Rapid Amortization Date” means the date on which a Rapid Amortization Event is deemed to occur.
“Rapid Amortization Event” has the meaning specified in Section 9.1.
“Rating Agency” means any nationally recognized statistical rating organization.
“Receivable” means the indebtedness of any Obligor under a Loan that is listed on the applicable Receivables Schedule, whether constituting an account, chattel paper, an instrument, a general intangible, payment intangible, promissory note or otherwise, and shall include (i) the right to payment of such indebtedness and any interest or finance charges and other obligations of such Obligor with respect thereto (including, without limitation, the principal amount of such indebtedness, periodic finance charges, late fees and returned check fees), and (ii) all proceeds of, and payments or Collections on, under or in respect of any of the foregoing. If a Loan is refinanced, the original Receivable shall be deemed collected and cease to be a Receivable for purposes of the Transaction Documents upon payment in accordance with Section 2.5 of the Purchase Agreement with respect thereto.
“Receivable File” means, with respect to a Receivable, the Loans or other records and the note related to such Receivable; provided that such Receivable File may be created in electronic format, or converted to microfilm or other electronic media.
“Receivables Schedule” means the schedule of Loans on file with the Depositor as indicated in the Purchase Agreement and the schedule of Loans on file with the Issuer as indicated in the Transfer Agreement, in each case reflecting the Loans sold thereunder.
“Record Date” means, with respect to any Payment Date, the last Business Day of the preceding Monthly Period.
“Records” means all Loans and other documents, books, records and other information in physical or electronic format (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Receivables and the related Obligors.
“Recoveries” means, with respect to any period, all Collections (net of expenses) received during such period in respect of a Receivable after it became a Defaulted Receivable.

4140-1700-0256.5

“Redemption Date” means in the case of a redemption of the Notes, the Payment Date specified by the initial Servicer or the Issuer pursuant to Section 14.1.
“Redemption Price” means an amount as set forth in Section 14.1(b) for the redemption of the Notes.
“Registered Notes” has the meaning specified in Section 2.1.
“Related Rights” means, with respect to any Loan, (i) all Receivables related thereto and all Collections received thereon after the Cut-Off Date, (ii) all Related Security, (iii) all Recoveries relating thereto, and (iv) all proceeds of the foregoing.
“Related Security” means, with respect to any Receivable, all guaranties, indemnities, insurance and other agreements (including the related Receivable File) or arrangement and other collateral of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable.
“Removed Receivables” means any Receivable which is purchased or repurchased (i) by the initial Servicer (or its Affiliate) pursuant to Section 2.02(i) of the Servicing Agreement, (ii) by the initial Servicer pursuant to the last paragraph of Section 2.08 of the Servicing Agreement, (iii) by the Seller pursuant to the terms of the Purchase Agreement, (iv) by the Depositor pursuant to the terms of the Transfer Agreement or (v) by any other Person pursuant to Section 5.8.
“Repurchase Event” has the meaning specified in the Purchase Agreement.
“Required Certificateholders” means the holders of Certificates representing a percentage interest in excess of 50% of the Certificates outstanding.
“Required Interest Distribution” has the meaning specified in Section 5.15(a)(ix).
“Required Noteholders” means the holders of the most senior class of Notes outstanding, voting together, representing in excess of 50% of the aggregate principal balance of such class of Notes outstanding (or, if the Notes have been paid in full, the Required Certificateholders).
“Required Overcollateralization Amount” means, as of any date of determination, the greater of (a) 11.5% of the Outstanding Receivables Balance as of the end of the preceding Monthly Period and (b) 1.0% of the Outstanding Receivables Balance as of the Cut-Off Date. On each Payment Date, principal will be distributed, to the extent of Available Funds, in an amount necessary to meet or exceed the Required Overcollateralization Amount.
“Requirements of Law” means, as to any Person, the organizational documents of such Person and any Law applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“Reserve Account” has the meaning specified in Section 5.3(b).
“Reserve Account Requirement” means an amount equal to 0.25% of the aggregate initial principal balance of the Notes deposited in the Reserve Account on the Closing Date, and on each Payment Date thereafter while the Notes are outstanding (after giving effect to any repayment of principal on such Payment Date).
“Responsible Officer” means (i) with respect to any Person, the member, the Chairman, the President, the Controller, any Vice President, the Secretary, the Treasurer, or any other

4140-1700-0256.5

officer of such Person or of a direct or indirect managing member of such Person, who customarily performs functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject and (ii) with respect to the Indenture Trustee, in any of its capacities hereunder, a Trust Officer.
“Restricted Global Notes” has the meaning specified in Section 2.16(a)(i).
“Retained Notes” means any Notes, or interests therein, beneficially owned by the Issuer or an entity which, for U.S. federal income tax purposes, is considered the same Person as the Issuer, until such time as such Notes are the subject of an opinion pursuant to Section 2.6(d) hereof.
“Rule 15Ga-1” has the meaning specified in Section 11.23(a).
“Rule 15Ga-1 Information” has the meaning specified in Section 11.23(a).
“Rule 144A” has the meaning specified in Section 2.16(a)(i).
“Sale Agreement” has the meaning specified in the Purchase Agreement.
“Secured Obligations” means (i) all principal and interest, at any time and from time to time, owing by the Issuer on the Notes (including any Note held by the Seller, the Servicer, the Parent or any Affiliate of any of the foregoing), (ii) all amounts distributable to the Certificateholders and (iii) all costs, fees, expenses, indemnity and other amounts owing or payable by, or obligations of, the Issuer to any Person (other than any Affiliate of the Issuer) under the Indenture or the other Transaction Documents.
“Secured Parties” has the meaning specified in the Granting Clause of this Indenture.
“Secured Personal Loan” means a Loan that is, as of the date of the origination thereof, at least partially secured by a lien on one or more Titled Assets.
“Securities Act” means the Securities Act of 1933, as amended.
“Securities Intermediary” has the meaning specified in Section 5.3(e) and shall initially be Wilmington Trust, National Association, acting in such capacity under this Indenture.
“Seller” means Oportun.
“Series 2022-3” means the Asset Backed Notes represented by the Notes.
“Series 2022-3 Termination Date” means the earliest to occur of (a) the Payment Date on which the Notes, plus all other amounts due and owing to the Noteholders, are paid in full, (b) the Legal Final Payment Date and (c) the Indenture Termination Date.
“Servicer” means initially PF Servicing, LLC and its permitted successors and assigns and thereafter any Person appointed as successor pursuant to the Servicing Agreement to service the Receivables.
“Servicer Default” has the meaning specified in Section 2.04 of the Servicing Agreement.
“Servicer Transaction Documents” means collectively, the Indenture, the Servicing Agreement, the Back-Up Servicing Agreement and the Intercreditor Agreement, as applicable.

4140-1700-0256.5

“Servicing Agreement” means the Servicing Agreement, dated as of the Closing Date, among the Issuer, the Servicer and the Indenture Trustee, as the same may be amended or supplemented from time to time.
“Servicing Fee” means (A) for any Monthly Period during which PF Servicing, LLC or any Affiliate acts as Servicer, an amount equal to the product of (i) 5.00%, (ii) 1/12 and (iii) the aggregate Outstanding Receivables Balance as of the last day of the immediately prior Monthly Period (provided, that the Servicing Fee for the first Payment Date shall be based upon the actual number of days in the first Monthly Period and assuming a 30-day month), and (B) for any Monthly Period during which any other successor Servicer acts as Servicer, the Servicing Fee shall be an amount equal to (i) if SST acts as successor Servicer, the amount set forth pursuant to the SST Fee Schedule as set forth in the Back-Up Servicing Agreement or (ii) if any other successor Servicer acts as Servicer, the Servicing Fee shall be an amount equal to the product of (a) the current market rate for servicing receivables similar to the Receivables, (b) 1/12 and (c) the aggregate Outstanding Receivables Balance as of the last day of the immediately prior Monthly Period.
“Similar Law” means applicable Law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code.
“Solvent” means with respect to any Person that as of the date of determination both (A)(i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including Contingent Liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person’s then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person’s capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (B) such Person is “solvent” within the meaning given that term and similar terms under applicable Laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any Contingent Liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“SST” means Systems & Services Technologies, Inc.
“SST Fee Schedule” means Schedule I to the Back-Up Servicing Agreement.
“Standard & Poor’s” means S&P Global Ratings.
“Subsidiary” of a Person means any other Person more than 50% of the outstanding voting interests of which shall at any time be owned or controlled, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or any similar business organization which is so owned or controlled.
“Supplement” means a supplement to this Indenture complying with the terms of Article 13 of this Indenture.
“Tax Information” means information and/or properly completed and signed tax certifications and/or documentation sufficient to eliminate the imposition of or to determine the amount of any withholding of tax, including FATCA Withholding Tax.

4140-1700-0256.5

“Tax Opinion” means with respect to any action or event, an Opinion of Counsel to the effect that, for United States federal income tax purposes, (a) such action or event will not adversely affect the tax characterization of the Notes issued to investors as debt, (b) such action or event will not cause any Secured Party to recognize gain or loss and (c) such action or event will not cause the Issuer to be classified as an association or publicly traded partnership, in each case, taxable as a corporation.
“Titled Asset” means an automobile, light-duty truck, SUV or van for which, under applicable state law, a certificate of title is issued and any security interest therein is required to be perfected by notation on such certificate of title or recorded with the relevant Governmental Authority that issued such certificate of title.
“Transaction Documents” means, collectively, this Indenture, the Notes, the Servicing Agreement, the Back-Up Servicing Agreement, the Purchase Agreement, the Transfer Agreement, the Trust Agreement, the Depositor Loan Trust Agreement, the Sale Agreement, the Note Purchase Agreement, the Performance Guaranty, the Intercreditor Agreement, the Control Agreement and any agreements of the Issuer relating to the issuance or the purchase of any of the Notes.
“Transfer Agent and Registrar” has the meaning specified in Section 2.6 and shall initially, and so long as Wilmington Trust, National Association is acting as Indenture Trustee, be the Indenture Trustee.
“Transfer Agreement” means the Receivables Transfer Agreement, dated as of the Closing Date, among the Issuer, the Depositor, and the Depositor Loan Trustee, as such agreement may be amended, supplemented or otherwise modified and in effect from time to time.
“Transition Costs” means all reasonable costs and expenses incurred by the Back-Up Servicer in connection with a transfer of servicing.
“Trust Account” has the meaning specified in the Granting Clause to this Indenture, which accounts are under the sole dominion and control of the Indenture Trustee.
“Trust Agreement” means the Amended and Restated Trust Agreement, dated as of the Closing Date, among the Depositor, the Owner Trustee, the Certificate Registrar and the Administrator, as the same may be amended or supplemented from time to time.
“Trust Estate” has the meaning specified in the Granting Clause of this Indenture.
“Trust Indenture Act” or “TIA” means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.
“Trust Officer” means any officer within the Corporate Trust Office (or any successor group of the Indenture Trustee), including any Vice President, any Director, any Managing Director, any Assistant Vice President or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any individual who at the time shall be an above-designated officer and is directly responsible for the day-to-day administration of the transactions contemplated herein.
“Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses” means, for any Payment Date, (i) the amount of accrued and unpaid fees (including, without limitation, the Servicing Fee of any successor Servicer), indemnity amounts and reasonable out-of-pocket expenses (but, as to expenses and indemnity amounts (other than amounts paid to the bank

4140-1700-0256.5

holding the Servicer Account (as defined in the Servicing Agreement)), not in excess of (A) $90,000 per calendar year for the Indenture Trustee (including in its capacities as Agent and Certificate Registrar), the Securities Intermediary and the Depositary Bank (or, if an Event of Default has occurred and is continuing, without limit), (B) $10,000 per calendar year for the Collateral Trustee (or, if an Event of Default has occurred and is continuing, without limit), (C) $150,000 per calendar year for the Owner Trustee and the Depositor Loan Trustee (or, if an Event of Default has occurred and is continuing, without limit), and (D) $50,000 per calendar year (or, if an Event of Default has occurred and is continuing, without limit) for the Back-Up Servicer and successor Servicer (including, without limitation, SST as successor Servicer)) of the Indenture Trustee (including in its capacity as Agent), the Securities Intermediary, the Depositary Bank, the Collateral Trustee, the Owner Trustee, the Certificate Registrar, the Depositor Loan Trustee, the Back-Up Servicer and any successor Servicer (including, without limitation, SST as successor Servicer), and (ii) the Transition Costs (but not in excess of $100,000), if applicable.
“UCC” means, with respect to any jurisdiction, the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in such jurisdiction.
“Unsecured Loan” means a Loan that is, as of the date of the origination thereof, not secured by any collateral pursuant to the terms of the applicable loan agreement.
“U.S.” or “United States” means the United States of America and its territories.
“VantageScore” means the credit score for an Obligor referred to as a “VantageScore 3.0” calculated and reported by Experian plc.
“written” or “in writing” means any form of written communication, including, without limitation, by means of e-mail, telex or telecopier device.
Section 1.b. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture, except to the extent that the Indenture Trustee has been advised by an Opinion of Counsel that the Indenture does not need to be qualified under the TIA or such provision is not required under the TIA to be applied to this Indenture in light of the outstanding Notes. The following TIA terms used in this Indenture have the following meanings:
“Commission” means the Securities and Exchange Commission.
“indenture securities” means the Notes.
“indenture security holder” means a Holder.
“indenture to be qualified” means this Indenture.
“indenture trustee” or “institutional trustee” means the Indenture Trustee.
“obligor” on the indenture securities means the Issuer and any other obligor on the indenture securities.
All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

4140-1700-0256.5

Section 1.c. Cross-References. Unless otherwise specified, references in this Indenture and in each other Transaction Document to any Article or Section are references to such Article or Section of this Indenture or such other Transaction Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.
Section 1.d. Accounting and Financial Determinations; No Duplication. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Indenture, such determination or calculation shall be made, to the extent applicable and except as otherwise specified in this Indenture, in accordance with GAAP. When used herein, the term “financial statement” shall include the notes and schedules thereto. All accounting determinations and computations hereunder or under any other Transaction Documents shall be made without duplication.
Section 1.e. Rules of Construction. In this Indenture, unless the context otherwise requires:
(1)“or” is not exclusive;
(2)the singular includes the plural and vice versa;
(3)reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Indenture, and reference to any Person in a particular capacity only refers to such Person in such capacity;
(4)reference to any gender includes the other gender;
(5)reference to any Requirement of Law means such Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time;
(6)“including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; and
(7)with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding.”
Section 1.f. Other Definitional Provisions.
(i)All terms defined in this Indenture shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. Capitalized terms used but not defined herein shall have the respective meaning given to such term in the Servicing Agreement.
(ii)The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture; and Section, subsection, Schedule and Exhibit references contained in this Indenture are references to Sections, subsections, Schedules and Exhibits in or to this Indenture unless otherwise specified.
(iii)Terms used herein that are defined in the New York Uniform Commercial Code and not otherwise defined herein shall have the meanings set forth in the New York Uniform

4140-1700-0256.5

Commercial Code, unless the context requires otherwise. Any reference herein to a “beneficial interest” in a security also shall mean, unless the context requires otherwise, a security entitlement with respect to such security, and any reference herein to a “beneficial owner” or “beneficial holder” of a security also shall mean, unless the context requires otherwise, the holder of a security entitlement with respect to such security. Any reference herein to money or other property that is to be deposited in or is on deposit in a securities account shall also mean that such money or other property is to be credited to, or is credited to, such securities account.
ARTICLE 2.

THE NOTES
Section 1.a. Designation and Terms of Notes. Subject to Sections 2.16 and 2.19, the Notes shall be issued in fully registered form (the “Registered Notes”), and shall be substantially in the form of exhibits with respect thereto attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such restrictions, legends or endorsements placed thereon and shall bear, upon their face, the designation for such series to which they belong so selected by the Issuer, all as determined by the Responsible Officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.
Section 1.b. [Reserved].
Section 1.c. [Reserved].
Section 1.d. Execution and Authentication.
(i)Each Note shall be executed by manual or facsimile signature by the Issuer. Notes bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Issuer shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Notes or does not hold such office at the date of such Notes. No Notes shall be entitled to any benefit under this Indenture, or be valid for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein, duly executed by or on behalf of the Indenture Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.
(ii)The Issuer shall execute and the Indenture Trustee shall authenticate and deliver the Notes having the terms specified herein, upon the receipt of an Issuer Order or an Administrator Order, to the purchasers thereof, the underwriters for sale or to the Issuer for initial retention by it. The Issuer shall execute and the Indenture Trustee shall authenticate and deliver each Global Note that is issued upon original issuance thereof, upon the receipt of an Issuer Order or an Administrator Order, to the Depository against payment of the purchase price therefor. The Issuer shall execute and the Indenture Trustee shall authenticate Book-Entry Notes that are issued upon original issuance thereof, upon the receipt of an Issuer Order or an Administrator Order, to a Clearing Agency or its nominee as provided in Section 2.16 against payment of the purchase price thereof.
(iii)All Notes shall be dated and issued as of the date of their authentication.

4140-1700-0256.5

Section 1.a. Authenticating Agent.
(iv)The Indenture Trustee may appoint one or more authenticating agents with respect to the Notes which shall be authorized to act on behalf of the Indenture Trustee in authenticating the Notes in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Notes. Whenever reference is made in this Indenture to the authentication of Notes by the Indenture Trustee or the Indenture Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Indenture Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Indenture Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Issuer.
(v)Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Indenture Trustee or such authenticating agent.
(vi)An authenticating agent may at any time resign by giving written notice of resignation to the Indenture Trustee and to the Issuer. The Indenture Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Indenture Trustee or the Issuer, the Indenture Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent.
(vii)The Issuer agrees to pay each authenticating agent from time to time reasonable compensation for its services under this Section 2.5.
(viii)Pursuant to an appointment made under this Section 2.5, the Notes may have endorsed thereon, in lieu of the Indenture Trustee’s certificate of authentication, an alternate certificate of authentication in substantially the following form:
This is one of the notes described in the Indenture.
[Name of Authenticating Agent],
as Authenticating Agent
for the Indenture Trustee,
By:
Responsible Officer
Section 1.e. Registration of Transfer and Exchange of Notes.
(ix)(i) The Indenture Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (the “Transfer Agent and Registrar”), in accordance with the provisions of Section 2.6(c), a register (the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Notes and registrations of transfers and exchanges of the Notes as herein provided. The Indenture Trustee is hereby initially appointed Transfer Agent and Registrar for the purposes of registering the Notes and transfers and exchanges of the Notes as herein provided. If a Person other than the Indenture Trustee is appointed by the Issuer as Transfer Agent and Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Transfer

4140-1700-0256.5

Agent and Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Transfer Agent and Registrar by a Responsible Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts or par values and number of such Notes. If any form of Note is issued as a Global Note, the Indenture Trustee may appoint a co-transfer agent and co-registrar in a European city. Any reference in this Indenture to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context otherwise requires. The Indenture Trustee shall be permitted to resign as Transfer Agent and Registrar upon thirty (30) days’ written notice to the Servicer and the Issuer. In the event that the Indenture Trustee shall no longer be the Transfer Agent and Registrar, the Issuer shall appoint a successor Transfer Agent and Registrar.
(1)Upon surrender for registration of transfer of any Note at any office or agency of the Transfer Agent and Registrar, if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute, subject to the provisions of Section 2.6(b), and the Indenture Trustee shall authenticate and (unless the Transfer Agent and Registrar is different than the Indenture Trustee, in which case the Transfer Agent and Registrar shall) deliver and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in authorized denominations of like aggregate principal amount or aggregate par value, as applicable.
(2)All Notes issued upon any registration of transfer or exchange of Notes shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.
(3)At the option of any Holder of Registered Notes, Registered Notes may be exchanged for other Registered Notes of the same Class in authorized denominations of like aggregate principal amounts or aggregate par values in the manner specified herein, upon surrender of the Registered Notes to be exchanged at any office or agency of the Transfer Agent and Registrar maintained for such purpose.
(4)Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute and the Indenture Trustee shall authenticate and (unless the Transfer Agent and Registrar is different than the Indenture Trustee, in which case the Transfer Agent and Registrar shall) deliver and the Noteholders shall obtain from the Indenture Trustee, the Notes of the same Class that which the Noteholder making the exchange is entitled to receive. Every Note presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Issuer duly executed by the Noteholder thereof or its attorney-in-fact duly authorized in writing.
(5)The preceding provisions of this Section 2.6 notwithstanding, the Indenture Trustee or the Transfer Agent and Registrar, as the case may be, shall not be required to register the exchange of any Global Note for a Definitive Note or the transfer of or exchange any Note for a period of five (5) Business Days preceding the due date for any payment with respect to the Notes or during the period beginning on any Record Date and ending on the next following Payment Date.
(6)No service charge shall be made for any registration of transfer or exchange of Notes, but the Transfer Agent and Registrar may require payment of a sum

4140-1700-0256.5

sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Notes.
(7)All Notes surrendered for registration of transfer and exchange shall be cancelled by the Transfer Agent and Registrar and disposed of. The Indenture Trustee shall cancel and destroy any Global Note upon its exchange in full for Definitive Notes and shall deliver a certificate of destruction to the Issuer. Such certificate shall also state that a certificate or certificates of each Foreign Clearing Agency to the effect referred to in Section 2.19 was received with respect to each portion of the Global Note exchanged for Definitive Notes.
(8)Upon written request, the Issuer shall deliver to the Indenture Trustee or the Transfer Agent and Registrar, as applicable, Registered Notes in such amounts and at such times as are necessary to enable the Indenture Trustee to fulfill its responsibilities under this Indenture and the Notes.
(9)[Reserved].
(10)Notwithstanding any other provision of this Section 2.6, the typewritten Note or Notes representing Book-Entry Notes may be transferred, in whole but not in part, only to another nominee of the Clearing Agency or Foreign Clearing Agency for such Notes, or to a successor Clearing Agency or Foreign Clearing Agency for such Notes selected or approved by the Issuer or to a nominee of such successor Clearing Agency or Foreign Clearing Agency, only if in accordance with this Section 2.6.
(11)By its acceptance of a Class A Note, Class B Note, or Class C Note, each Noteholder and Note Owner shall be deemed to have represented and warranted that, with respect to the Class A Notes, Class B Notes or Class C Notes, either (i) it is not a Benefit Plan Investor or a governmental or other plan subject to Similar Law, or (ii) (a) the purchase and holding of the Class A Note, Class B Note or Class C Note (or any interest therein) will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law and (b) it acknowledges and agrees that the Class A Notes, the Class B Notes or the Class C Notes, as applicable, are not eligible for acquisition by Benefit Plan Investors or governmental or other plans subject to Similar Law at any time that the Class A Notes, the Class B Notes or the Class C Notes, as applicable, have been characterized as other than indebtedness for applicable local law purposes or are rated below investment grade. By the acceptance of a Class D Note, each such Noteholder and Note Owner shall be deemed to have represented and warranted that it is not a Benefit Plan Investor or a governmental or other plan subject to Similar Law.
(12)By its acceptance of a Note, each Noteholder and Note Owner shall be deemed to have represented and warranted that, with respect to the PTP Transfer Restricted Interests, it is not a Benefit Plan Investor or a governmental plan or other plan subject to Similar Law.
(x)Registration of transfer of Registered Notes containing a legend relating to the restrictions on transfer of such Registered Notes (which legend is set forth in Section 2.16(d) of this Indenture relating to such Notes) shall be effected only if the conditions set forth in Section 2.6 have been satisfied.
Whenever a Registered Note containing the legend set forth in Section 2.16(d) is presented to the Transfer Agent and Registrar for registration of transfer, the Transfer Agent and Registrar shall promptly seek instructions from the Issuer regarding such transfer. The Transfer

4140-1700-0256.5

Agent and Registrar and the Indenture Trustee shall be entitled to receive written instructions signed by a Responsible Officer of the Issuer or the Administrator prior to registering any such transfer or authenticating new Registered Notes, as the case may be. The Issuer hereby agrees to indemnify the Transfer Agent and Registrar and the Indenture Trustee and to hold each of them harmless against any loss, liability or expense incurred without negligence or willful misconduct on their part arising out of or in connection with actions taken or omitted by them in reliance on any such written instructions furnished pursuant to this Section 2.6(b).
(xi)The Transfer Agent and Registrar will maintain an office or offices or an agency or agencies where Notes may be surrendered for registration of transfer or exchange.
(xii)Any Retained Notes may not be transferred to another Person for United States federal income tax purposes unless the transferor shall cause an Opinion of Counsel to be delivered to the Issuer, the Depositor and the Indenture Trustee at such time stating that in the case of Class A Notes or Class B Notes, such Notes will be characterized as debt for United States federal income tax purposes, in the case of Class C Notes, although not free from doubt, such Notes will be characterized as debt for United States federal income tax purposes, and in the case of Class D Notes, such Notes should be characterized as debt for United States federal income tax purposes. In addition, if for tax or other reasons it may be necessary to track such Notes (e.g., if the Notes have original issue discount), tracking conditions such as requiring that such Notes be in definitive registered form may be required by the Issuer as a condition to such transfer.
(xiii)Prior to any sale or transfer of any PTP Transfer Restricted Interest (or any interest therein) (except for any Retained Notes that will continue to be Retained Notes immediately after such sale or transfer), unless the Issuer shall otherwise consent in writing, each prospective transferee of such PTP Transfer Restricted Interest (or any interest therein) (other than any Retained Notes that will continue to be Retained Notes) shall be deemed to have represented and agreed that:
(1)The PTP Transfer Restricted Interests will bear the legend(s) substantially similar to those set forth in this Section 2.6(e) unless the Issuer determines otherwise in compliance with applicable Law.
(2)It will provide notice to each Person to whom it proposes to transfer any interest in the PTP Transfer Restricted Interests of the transfer restrictions and representations set forth in this Indenture, including the Exhibits hereto.
(3)Either (a) it is not and will not become, for U.S. federal income tax purposes, a partnership, subchapter S corporation or grantor trust (each such entity a “Flow-through Entity”) or (b) if it is or becomes a Flow-through Entity, then (I) none of the direct or indirect beneficial owners of any of the interests in such Flow-through Entity has or ever will have more than 50% of the value of its interest in such Flow-through Entity attributable to the beneficial interest of such flow-through entity in the PTP Transfer Restricted Interests, other interest (direct or indirect) in the Issuer, or any interest created under the Indenture and (II) it is not and will not be a principal purpose of the arrangement involving the flow-through entity’s beneficial interest in any PTP Transfer Restricted Interest to permit any entity to satisfy the 100-partner limitation of Section 1.7704-1(h)(1)(ii) of the Treasury Regulations necessary for such entity not to be classified as a publicly traded partnership for U.S. federal income tax purposes.
(4)It is not acquiring any beneficial interest in a PTP Transfer Restricted Interest through an “established securities market” or a “secondary market (or the

4140-1700-0256.5

substantial equivalent thereof),” each within the meaning of Section 7704(b) of the Code.
(5)It will not cause any beneficial interest in the PTP Transfer Restricted Interest to be traded or otherwise marketed on or through an “established securities market” or a “secondary market (or the substantial equivalent thereof),” each within the meaning of Section 7704(b) of the Code, including, without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations.
(6)Its beneficial interest in the PTP Transfer Restricted Interest is not and will not be in an amount that is less than the minimum denomination for the PTP Transfer Restricted Interests set forth in the Indenture, and it does not and will not hold any beneficial interest in the PTP Transfer Restricted Interest on behalf of any Person whose beneficial interest in the PTP Transfer Restricted Interest is in an amount that is less than the minimum denomination for the PTP Transfer Restricted Interests set forth in the Indenture. It will not sell, transfer, assign, participate, or otherwise dispose of any beneficial interest in the PTP Transfer Restricted Interest or enter into any financial instrument or contract the value of which is determined by reference in whole or in part to any PTP Transfer Restricted Interest, in each case, if the effect of doing so would be that the beneficial interest of any Person in a PTP Transfer Restricted Interest would be in an amount that is less than the minimum denomination for the PTP Transfer Restricted Interests set forth in the Indenture.
(7)It will not transfer any beneficial interest in the PTP Transfer Restricted Interest (directly, through a participation thereof, or otherwise) unless, prior to the transfer, the transferee of such beneficial interest shall have executed and delivered to the Transfer Agent and Registrar, and any of their respective successors or assigns, a transferee certification in the form of Exhibit D as required in the Indenture.
(8)It will not use the PTP Transfer Restricted Interest as collateral for the issuance of any securities that could cause the Issuer to become subject to taxation as a corporation or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes, provided that it may engage in any repurchase transaction (repo) the subject matter of which is a PTP Transfer Restricted Interest, provided the terms of such repurchase transaction are generally consistent with prevailing market practice and that such repurchase transaction would not cause the Issuer to be otherwise classified as a corporation or publicly traded partnership for U.S. federal income tax purposes.
(9)It will not take any action that could cause, and will not omit to take any action, which omission could cause, the Issuer to become taxable as a corporation for U.S. federal income tax purposes.
(10)It acknowledges that the Depositor, the Issuer and the Indenture Trustee will conclusively rely on the truth and accuracy of the foregoing representations and warranties and agrees that if it becomes aware that any of the foregoing made by it or deemed to have been made by it are no longer accurate it shall promptly notify the Issuer and the Indenture Trustee in writing.
(11)The provisions of this Section and of the Indenture generally are intended to prevent the Issuer from being characterized as a “publicly traded partnership” within the meaning of Section 7704 of the Code, in reliance on Treasury Regulations Sections 1.7704-1(e) and (h).

4140-1700-0256.5

Notwithstanding anything to the contrary herein or any agreement with a Depository, unless the Issuer shall otherwise consent in writing, no subsequent transfer (after the initial issuance) of a beneficial interest in a PTP Transfer Restricted Interest shall be effective, and any attempted transfer shall be void ab initio, unless, prior to and as a condition of such transfer, the prospective transferee of the beneficial interest in a PTP Transfer Restricted Interest, represents and warrants, in writing, substantially in the form of a transferee certification that is attached as Exhibit D hereto and the Offering Memorandum, to the Transfer Agent and Registrar and any of their respective successors or assigns.
Section 1.a. Appointment of Paying Agent.
(i)The Paying Agent shall make payments to the Secured Parties from the appropriate account or accounts maintained for the benefit of the Secured Parties as specified in this Indenture pursuant to Articles 5 and 6. Any Paying Agent shall have the revocable power to withdraw funds from such appropriate account or accounts for the purpose of making distributions referred to above. The Indenture Trustee (or the Issuer or the initial Servicer if the Indenture Trustee is the Paying Agent) may revoke such power and remove the Paying Agent, if the Paying Agent fails to perform its obligations under this Indenture in any material respect or for other good cause. The Paying Agent shall initially be the Indenture Trustee. The Indenture Trustee shall be permitted to resign as Paying Agent upon thirty (30) days’ written notice to the Issuer with a copy to the Servicer. In the event that the Indenture Trustee shall no longer be the Paying Agent, the Issuer or the initial Servicer shall appoint a successor to act as Paying Agent (which shall be a bank or trust company).
(ii)The Issuer shall cause each Paying Agent (other than the Indenture Trustee) to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Secured Parties in trust for the benefit of the Secured Parties entitled thereto until such sums shall be paid to such Secured Parties and shall agree, and if the Indenture Trustee is the Paying Agent it hereby agrees, that it shall comply with all requirements of the Code regarding the withholding of payments in respect of federal income taxes due from Note Owners or other Secured Parties (including in respect of FATCA and any applicable tax reporting requirements).
Section 1.b. Paying Agent to Hold Money in Trust.
(i)The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:
(1)hold all sums held by it for the payment of amounts due with respect to the Secured Obligations in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided herein and pay such sums to such Persons as provided herein;
(2)give the Indenture Trustee written notice of any default by the Issuer (or any other obligor under the Secured Obligations) of which it (or, in the case of the Indenture Trustee, a Trust Officer) has actual knowledge in the making of any payment required to be made with respect to the Notes;
(3)at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

4140-1700-0256.5

(4)immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of the Secured Obligations if at any time it ceases to meet the standards required to be met by an Indenture Trustee hereunder; and
(5)comply with all requirements of the Code with respect to the withholding from any payments made by it on any Secured Obligations of any applicable withholding taxes imposed thereon, including FATCA Withholding Tax (including obtaining and retaining from Persons entitled to payments with respect to the Notes any Tax Information and making any withholdings with respect to the Notes as required by the Code (including FATCA) and paying over such withheld amounts to the appropriate Governmental Authority), comply with respect to any applicable reporting requirements in connection with any payments made by it on any Secured Obligations and any withholding of taxes therefrom, and, upon request, provide any Tax Information to the Issuer.
(i)The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, cause to be delivered an Issuer Order or an Administrator Order directing any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.
(ii)Subject to applicable Laws with respect to escheat of funds, any money held by the Indenture Trustee, any Paying Agent or any Clearing Agency in trust for the payment of any amount due with respect to any Secured Obligation and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Order or Administrator Order; and the holder of such Secured Obligation shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee, such Paying Agent or such Clearing Agency with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee, such Paying Agent or such Clearing Agency, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York City and, if the related Notes have been listed on the Luxembourg Stock Exchange, and if the Luxembourg Stock Exchange so requires, in a newspaper customarily published on each Luxembourg business day and of general circulation in Luxembourg City, Luxembourg, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment.
Section 1.c. Private Placement Legend.
(ii)In addition to any legend required by Section 2.16, each Class A Note, Class B Note and Class C Note shall bear a legend in substantially the following form:
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR TRANSFERRED ONLY TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER

4140-1700-0256.5

(AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) IN TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 144A, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE SELLER’S PROPERTY OR THE PROPERTY OF AN INVESTMENT ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN THE SELLER’S OR ACCOUNT’S CONTROL. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.
BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER OR TRANSFEREE (AND ANY FIDUCIARY ACTING ON BEHALF OF A PURCHASER OR TRANSFEREE) SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING (EACH OF THE FOREGOING, A “BENEFIT PLAN INVESTOR”), OR A GOVERNMENTAL OR OTHER PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) (A) ITS PURCHASE AND HOLDING OF THIS NOTE (OR ANY INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF SIMILAR LAW, AND (B) IT ACKNOWLEDGES AND AGREES THAT THIS NOTE IS NOT ELIGIBLE FOR ACQUISITION BY BENEFIT PLAN INVESTORS OR GOVERNMENTAL OR OTHER PLANS SUBJECT TO SIMILAR LAW AT ANY TIME THAT THIS NOTE HAS BEEN CHARACTERIZED AS OTHER THAN INDEBTEDNESS FOR APPLICABLE LOCAL LAW PURPOSES OR IS RATED BELOW INVESTMENT GRADE.
(iii)In addition to any legend required by Section 2.16, each PTP Transfer Restricted Interest shall bear a legend in substantially the following form:
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR TRANSFERRED ONLY TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) IN TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 144A, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE SELLER’S PROPERTY OR THE PROPERTY OF AN INVESTMENT ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN THE SELLER’S OR ACCOUNT’S CONTROL. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO,

4140-1700-0256.5

NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.
BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER OR TRANSFEREE (AND ANY FIDUCIARY ACTING ON BEHALF OF A PURCHASER OR TRANSFEREE) SHALL BE DEEMED TO REPRESENT AND WARRANT THAT IT IS NOT AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING, OR A GOVERNMENTAL OR OTHER PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.
Section 1.d. Mutilated, Destroyed, Lost or Stolen Notes.
(iii)If (i) any mutilated Note is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Transfer Agent and Registrar, the Depositor, the Indenture Trustee, and the Issuer such security or indemnity as may, in their sole discretion, be required by them to hold the Transfer Agent and Registrar, the Depositor, the Indenture Trustee, and the Issuer harmless then, in the absence of written notice to the Indenture Trustee that such Note has been acquired by a protected purchaser, and provided that the requirements of Section 8-405 of the UCC (which generally permit the Issuer to impose reasonable requirements) are met, then the Issuer shall execute and the Indenture Trustee shall, upon receipt of an Issuer Order or an Administrator Order, authenticate and (unless the Transfer Agent and Registrar is different from the Indenture Trustee, in which case the Transfer Agent and Registrar shall) deliver (in compliance with applicable Law), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of like tenor and aggregate principal balance or aggregate par value; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven (7) days shall be due and payable or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof.
If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.
(iv)Upon the issuance of any replacement Note under this Section 2.10, the Transfer Agent and Registrar or the Indenture Trustee may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee and the Transfer Agent and Registrar) connected therewith.

4140-1700-0256.5

(v)Every replacement Note issued pursuant to this Section 2.10 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional Contractual Obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.
(vi)The provisions of this Section 2.10 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.
Section 1.e. Temporary Notes.
(iv)Pending the preparation of Definitive Notes, the Issuer or the Administrator may request and the Indenture Trustee, upon receipt of an Issuer Order or an Administrator Order, shall authenticate and deliver temporary Notes. Temporary Notes shall be substantially in the form of Definitive Notes but may have variations that are not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.
(v)If temporary Notes are issued pursuant to Section 2.11(a) above, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 8.2(b), without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and at the request of the Issuer or the Administrator the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.
Section 1.f. Persons Deemed Owners. Prior to due presentation of a Note for registration of transfer, the Issuer, the Depositor, the Servicer, the Indenture Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat a Person in whose name any Note is registered (as of any date of determination) as the owner of the related Note for the purpose of receiving payments of principal and interest, if any, on such Note and for all other purposes whatsoever whether or not such Note be overdue, and neither the Issuer, the Depositor, the Servicer, the Indenture Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary; provided, however, that in determining whether the requisite number of Holders of Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by any of the Issuer, the Seller, the Parent, the initial Servicer or any Affiliate controlled by or controlling Oportun shall be disregarded and deemed not to be outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Trust Officer in the Corporate Trust Office of the Indenture Trustee actually knows to be so owned shall be so disregarded. The foregoing proviso shall not apply if there are no Holders other than the Issuer or its Affiliates.
Section 1.g. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly

4140-1700-0256.5

cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Administrator shall direct by an Administrator Order that they be destroyed or returned to the Issuer; provided that such Administrator Order is timely and the Notes have not been previously disposed of by the Indenture Trustee. The Registrar and Paying Agent shall forward to the Indenture Trustee any Notes surrendered to them for registration of transfer, exchange or payment.
Section 1.h. Release of Trust Estate. The Indenture Trustee shall (a) in connection with any removal of Removed Receivables from the Trust Estate, release the portion of the Trust Estate constituting or securing the Removed Receivables from the Lien created by this Indenture upon receipt of an Officer’s Certificate of the Administrator certifying that the Outstanding Receivables Balance (or such other amount required in connection with the disposition of such Removed Receivables as provided by the Transaction Documents) with respect thereto has been deposited into the Collection Account and such release is authorized and permitted under the Transaction Documents, (b) in connection any redemption of the Notes, release the Trust Estate from the Lien created by this Indenture upon receipt of an Officer’s Certificate of the Administrator certifying that (i) the Redemption Price and all other amounts due and owing on the Redemption Date have been deposited into a Trust Account that is within the sole control of the Indenture Trustee, (ii) the distribution on the Certificates if and as required by Section 14.1(c) has been made in full, and (iii) such release is authorized and permitted under the Transaction Documents and (c) on or after the Indenture Termination Date, release any remaining portion of the Trust Estate from the Lien created by this Indenture and in each case deposit in the Collection Account any funds then on deposit in the Reserve Account or any other Trust Account upon receipt of an Issuer Order or an Administrator Order accompanied by an Officer’s Certificate of the Administrator, and Independent Certificates (if this Indenture is required to be qualified under the TIA) in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 15.1.
Section 1.i. Payment of Principal, Interest and Other Amounts.
(iv)The principal of each of the Notes shall be payable at the times and in the amounts set forth in Section 5.15 and in accordance with Section 8.1.
(v)Each of the Notes shall accrue interest as provided in Section 5.12 and such interest shall be payable at the times and in the amounts set forth in Section 5.12 and in accordance with Section 8.1.
(vi)Any installment of interest, principal or other amounts, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on any Record Date with respect to a Payment Date for such Note and such Person shall be entitled to receive the principal, interest or other amounts payable on such Payment Date notwithstanding the cancellation of such Note upon any registration of transfer, exchange or substitution of such Note subsequent to such Record Date, by wire transfer in immediately available funds to the account designated by the Holder of such Note, except that, unless Definitive Notes have been issued pursuant to Section 2.18, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date or on the Legal Final Payment Date (and except for the Redemption Price for any

4140-1700-0256.5

Note called for redemption pursuant to Section 14.1) which shall be payable as provided herein; except that, any interest payable at maturity shall be paid to the Person to whom the principal of such Note is payable. The funds represented by any such checks returned undelivered shall be held in accordance with Section 2.8.
Section 1.j. Book-Entry Notes.
(vi)The Notes shall be delivered as Registered Notes representing Book-Entry Notes as provided in subsection (a)(i). For purposes of this Indenture, the term “Global Notes” refers to the Restricted Global Notes, as defined below.
(1)Restricted Global Notes. The Notes to be sold will be issued in book-entry form and represented by one permanent global Note for each Class in fully registered form without interest coupons (the “Restricted Global Notes”), substantially in the form attached hereto as Exhibit I, J, K, or L, as applicable, and will be either (x) retained by the Depositor or an Affiliate thereof or (y) offered and sold, only (1) by the Depositor to an institutional “accredited investor” within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and (2) thereafter only to a Person that is a qualified institutional buyer (“QIB”) as defined in Rule 144A under the Securities Act (“Rule 144A”) in accordance with subsection (c) hereof, and shall be deposited with a custodian for, and registered in the name of a nominee of DTC, duly executed by the Issuer and authenticated by the Indenture Trustee as provided in this Indenture for credit to the accounts of the subscribers at DTC. The initial principal amount of the Restricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the custodian for DTC, DTC or its nominee, as the case may be, as hereinafter provided.
(vii)The Class A Notes, the Class B Notes and the Class C Notes will be issuable and transferable in minimum denominations of $100,000 and in integral multiples of $1,000 in excess thereof, the Class D Notes will be issuable and transferable in minimum denominations of $500,000 and in integral multiples of $1,000 in excess thereof.
(viii)The Global Notes may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Global Notes may not be exchanged for Definitive Notes except in the limited circumstances described in Section 2.18 of this Indenture. Beneficial interests in the Global Notes may be transferred only (i) to a Person that is a QIB in a transaction meeting the requirements of Rule 144A and whom the transferor has notified that it may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A, in compliance with the Indenture and all applicable securities Laws of any state of the United States or any other applicable jurisdiction, subject to any Requirement of Law that the disposition of the seller’s property or the property of an investment account or accounts be at all times within the seller’s or account’s control. Each transferee of a beneficial interest in a Global Note shall be deemed to have made the acknowledgments, representations and agreements set forth in subsection (d) hereof. Any such transfer shall also be made in accordance with the following provisions:
(2)Transfer of Interests Within a Global Note. Beneficial interests in a Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the foregoing paragraph of this subsection 2.16(c) and the transferee shall be deemed to have made the representations contained in subsection 2.16(d).

4140-1700-0256.5

(vii)Each transferee of a beneficial interest in a Global Note or of any Definitive Notes shall be deemed to have represented and agreed that:
(3)it (A) is a QIB, (B) is aware that the sale to it is being made in reliance on Rule 144A and (C) is acquiring the Notes for its own account or for the account of a QIB;
(4)the Notes have not been and will not be registered under the Securities Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer such Notes, such Notes may be offered, sold, pledged or otherwise transferred only to a Person that is a QIB in a transaction meeting the requirements of Rule 144A and whom the transferor has notified that it may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A, in compliance with the Indenture and all applicable securities Laws of any state of the United States or any other jurisdiction, subject to any Requirement of Law that the disposition of the seller’s property or the property of an investment account or accounts be at all times within the seller’s or account’s control and it will notify any transferee of the resale restrictions set forth above;
(5)the following legend will be placed on the Class A Notes, the Class B Notes and the Class C Notes unless the Issuer determines otherwise in compliance with applicable Law:
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR TRANSFERRED ONLY TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) IN TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 144A, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE SELLER’S PROPERTY OR THE PROPERTY OF AN INVESTMENT ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN THE SELLER’S OR ACCOUNT’S CONTROL. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.
BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER OR TRANSFEREE     (AND ANY FIDUCIARY ACTING ON BEHALF OF A PURCHASER OR TRANSFEREE) SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING (EACH OF THE FOREGOING, A “BENEFIT PLAN

4140-1700-0256.5

INVESTOR”), OR A GOVERNMENTAL OR OTHER PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) (A) ITS PURCHASE AND HOLDING OF THIS NOTE (OR ANY INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF SIMILAR LAW, AND (B) IT ACKNOWLEDGES AND AGREES THAT THIS NOTE IS NOT ELIGIBLE FOR ACQUISITION BY BENEFIT PLAN INVESTORS OR GOVERNMENTAL OR OTHER PLANS SUBJECT TO SIMILAR LAW AT ANY TIME THAT THIS NOTE HAS BEEN CHARACTERIZED AS OTHER THAN INDEBTEDNESS FOR APPLICABLE LOCAL LAW PURPOSES OR IS RATED BELOW INVESTMENT GRADE.
(6)the following legend will be placed on the Class D Notes unless the Issuer determines otherwise in compliance with applicable Law:
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR TRANSFERRED ONLY TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) IN TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 144A, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE SELLER’S PROPERTY OR THE PROPERTY OF AN INVESTMENT ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN THE SELLER’S OR ACCOUNT’S CONTROL. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.
BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER OR TRANSFEREE (AND ANY FIDUCIARY ACTING ON BEHALF OF A PURCHASER OR TRANSFEREE) SHALL BE DEEMED TO REPRESENT AND WARRANT THAT IT IS NOT AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING (EACH OF THE FOREGOING, A “BENEFIT PLAN INVESTOR”), OR A GOVERNMENTAL OR OTHER PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.

4140-1700-0256.5

NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, NO TRANSFER OF A BENEFICIAL INTEREST IN THIS NOTE SHALL BE EFFECTIVE, AND ANY ATTEMPTED TRANSFER SHALL BE VOID AB INITIO, UNLESS, PRIOR TO AND AS A CONDITION OF SUCH TRANSFER, THE PROSPECTIVE TRANSFEREE OF THE BENEFICIAL INTEREST (INCLUDING THE INITIAL TRANSFEREE OF THE BENEFICIAL INTEREST) AND ANY SUBSEQUENT TRANSFEREE OF THE BENEFICIAL INTEREST IN THIS NOTE, REPRESENT AND WARRANT, IN WRITING, SUBSTANTIALLY IN THE FORM OF A TRANSFEREE CERTIFICATION THAT IS ATTACHED AS AN EXHIBIT TO THE INDENTURE AND THE OFFERING MEMORANDUM, TO THE TRUSTEE AND THE TRANSFER AGENT AND REGISTRAR AND ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS THAT:
(I)    EITHER (A) IT IS NOT AND WILL NOT BECOME FOR U.S. FEDERAL INCOME TAX PURPOSES A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST (EACH SUCH ENTITY A “FLOW-THROUGH ENTITY”) OR (B) IF IT IS OR BECOMES A FLOW-THROUGH ENTITY, THEN (I) NONE OF THE DIRECT OR INDIRECT BENEFICIAL OWNERS OF ANY OF THE INTERESTS IN SUCH FLOW-THROUGH ENTITY HAS OR EVER WILL HAVE MORE THAN 50% OF THE VALUE OF ITS INTEREST IN SUCH FLOW-THROUGH ENTITY ATTRIBUTABLE TO THE BENEFICIAL INTEREST OF SUCH FLOW-THROUGH ENTITY IN THIS NOTE, OTHER INTEREST (DIRECT OR INDIRECT) IN THE ISSUER, OR ANY INTEREST CREATED UNDER THE INDENTURE AND (II) IT IS NOT AND WILL NOT BE A PRINCIPAL PURPOSE OF THE ARRANGEMENT INVOLVING THE FLOW-THROUGH ENTITY’S BENEFICIAL INTEREST IN THIS NOTE TO PERMIT ANY ENTITY TO SATISFY THE 100-PARTNER LIMITATION OF SECTION 1.7704-1(h)(1)(ii) OF THE TREASURY REGULATIONS NECESSARY FOR SUCH ENTITY NOT TO BE CLASSIFIED AS A PUBLICLY TRADED PARTNERSHIP FOR U.S. FEDERAL INCOME TAX PURPOSES.
(II)    IT IS NOT ACQUIRING ANY BENEFICIAL INTEREST IN THIS NOTE THROUGH AN “ESTABLISHED SECURITIES MARKET” OR A “SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF),” EACH WITHIN THE MEANING OF SECTION 7704(b) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER.
(III)    IT WILL NOT CAUSE ANY BENEFICIAL INTEREST IN THIS NOTE TO BE TRADED OR OTHERWISE MARKETED ON OR THROUGH AN “ESTABLISHED SECURITIES MARKET” OR A “SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF),” EACH WITHIN THE MEANING OF SECTION 7704(b) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS.

4140-1700-0256.5

(IV)    ITS BENEFICIAL INTEREST IN THIS NOTE IS NOT AND WILL NOT BE IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR THIS NOTE SET FORTH IN THE INDENTURE, AND IT DOES NOT AND WILL NOT HOLD ANY BENEFICIAL INTEREST IN THIS NOTE ON BEHALF OF ANY PERSON WHOSE BENEFICIAL INTEREST IN THIS NOTE IS IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR THIS NOTE SET FORTH IN THE INDENTURE. IT WILL NOT SELL, TRANSFER, ASSIGN, PARTICIPATE, OR OTHERWISE DISPOSE OF ANY BENEFICIAL INTEREST IN THIS NOTE OR ENTER INTO ANY FINANCIAL INSTRUMENT OR CONTRACT THE VALUE OF WHICH IS DETERMINED BY REFERENCE IN WHOLE OR IN PART TO THIS NOTE, IN EACH CASE, IF THE EFFECT OF DOING SO WOULD BE THAT THE BENEFICIAL INTEREST OF ANY PERSON IN THIS NOTE WOULD BE IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR THIS NOTE SET FORTH IN THE INDENTURE.
(V)    IT WILL NOT TRANSFER ANY BENEFICIAL INTEREST IN THIS NOTE (DIRECTLY, THROUGH A PARTICIPATION THEREOF, OR OTHERWISE) UNLESS, PRIOR TO THE TRANSFER, THE TRANSFEREE OF SUCH BENEFICIAL INTEREST SHALL HAVE EXECUTED AND DELIVERED TO THE TRUSTEE AND THE TRANSFER AGENT AND REGISTRAR, AND ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS, A TRANSFEREE CERTIFICATION SUBSTANTIALLY IN THE FORM ATTACHED AS AN EXHIBIT TO THE INDENTURE AND THE OFFERING MEMORANDUM.
(VI)    IT WILL NOT USE THIS NOTE AS COLLATERAL FOR THE ISSUANCE OF ANY SECURITIES THAT COULD CAUSE THE ISSUER TO BECOME SUBJECT TO TAXATION AS A CORPORATION OR A PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION FOR U.S. FEDERAL INCOME TAX PURPOSES, PROVIDED THAT IT MAY ENGAGE IN ANY REPURCHASE TRANSACTION (REPO) THE SUBJECT MATTER OF WHICH IS THIS NOTE, PROVIDED THE TERMS OF SUCH REPURCHASE TRANSACTION ARE GENERALLY CONSISTENT WITH PREVAILING MARKET PRACTICE AND THAT SUCH REPURCHASE TRANSACTION WOULD NOT CAUSE THE ISSUER TO BE OTHERWISE CLASSIFIED AS A CORPORATION OR PUBLICLY TRADED PARTNERSHIP FOR U.S. FEDERAL INCOME TAX PURPOSES.
(VII)    IT WILL NOT TAKE ANY ACTION THAT COULD CAUSE, AND WILL NOT OMIT TO TAKE ANY ACTION, WHICH OMISSION COULD CAUSE, THE ISSUER TO BECOME TAXABLE AS A CORPORATION FOR U.S. FEDERAL INCOME TAX PURPOSES.
(VIII)    IT ACKNOWLEDGES THAT THE ISSUER AND TRUSTEE WILL CONCLUSIVELY RELY ON THE TRUTH AND ACCURACY OF THE FOREGOING REPRESENTATIONS AND WARRANTIES, AND AGREES THAT IF IT BECOMES AWARE THAT ANY OF THE FOREGOING MADE BY IT OR DEEMED TO HAVE BEEN MADE

4140-1700-0256.5

BY IT ARE NO LONGER ACCURATE, IT SHALL PROMPTLY NOTIFY THE ISSUER AND THE INDENTURE TRUSTEE IN WRITING.
(7)the following legend will be placed on the Class B Notes, the Class C Notes and the Class D Notes unless the Issuer determines otherwise in compliance with applicable Law:
THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THIS NOTE MAY BE OBTAINED BY WRITING TO THE INDENTURE TRUSTEE AT 1100 N. MARKET STREET, WILMINGTON, DE 19890, ATTENTION: CORPORATE TRUST ADMINISTRATION.
(8)(A) in the case of Global Notes, the foregoing restrictions apply to holders of beneficial interests in such Notes (notwithstanding any limitations on such transfer restrictions in any agreement between the Issuer, the Indenture Trustee and the holder of a Global Note) as well as to Holders of such Notes and the transfer of any beneficial interest in such a Global Note will be subject to the restrictions and certification requirements set forth herein and (B) in the case of Definitive Notes, the transfer of any such Notes will be subject to the restrictions and certification requirements set forth herein.
(9)the Indenture Trustee, the Issuer, the Initial Purchasers or placement agents for the Notes and their Affiliates and others will rely upon the truth and accuracy of the foregoing representations and agreements and agrees that if any of the representations or agreements deemed to have been made by its purchase of such Notes cease to be accurate and complete, it will promptly notify the Issuer and the Initial Purchasers or placement agents for the Notes in writing;
(10)if it is acquiring any Notes as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing representations and agreements with respect to each such account;
(11)with respect to the Class A Notes, the Class B Notes and the Class C Notes, either (A) it is not a Benefit Plan Investor or a governmental or other plan subject to Similar Law, or (B) (1) the purchase and holding of the Note (or any interest therein) will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law and (2) it acknowledges and agrees that the Class A Notes, the Class B Notes or the Class C Notes, as applicable, are not eligible for acquisition by Benefit Plan Investors or governmental or other plans subject to Similar Law at any time that the Class A Notes, the Class B Notes or the Class C Notes, as applicable, have been characterized as other than indebtedness for applicable local law purposes or are rated below investment grade; and
(12)with respect to the Class D Notes, it is not a Benefit Plan Investor or a governmental or other plan subject to Similar Law.
In addition, such transferee shall be responsible for providing additional information or certification, as reasonably requested by the Indenture Trustee or the Issuer, to support the truth and accuracy of the foregoing representations and agreements, it being understood that such

4140-1700-0256.5

additional information is not intended to create additional restrictions on the transfer of the Notes.
(iii)For each of the Notes to be issued in registered form, the Issuer shall duly execute, and the Indenture Trustee shall, in accordance with Section 2.4 hereof, authenticate and deliver initially, one or more Global Notes that shall be registered on the Note Register in the name of a Clearing Agency or Foreign Clearing Agency or such Clearing Agency’s or Foreign Clearing Agency’s nominee. Each Global Note registered in the name of DTC or its nominee shall bear a legend substantially to the following effect:
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO OPORTUN ISSUANCE TRUST 2022-3 OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. (“CEDE”) OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE, HAS AN INTEREST HEREIN.
So long as the Clearing Agency or Foreign Clearing Agency or its nominee is the registered owner or holder of a Global Note, the Clearing Agency or Foreign Clearing Agency or its nominee, as the case may be, will be considered the sole owner or holder of the Notes represented by such Global Note for purposes of this Indenture and such Notes. Members of, or participants in, the Clearing Agency or Foreign Clearing Agency shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Clearing Agency or Foreign Clearing Agency, and the Clearing Agency or Foreign Clearing Agency may be treated by the Issuer, the Servicer, the Indenture Trustee, any Agent and any agent of such entities as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Servicer, the Indenture Trustee, any Agent and any agent of such entities from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or Foreign Clearing Agency or impair, as between the Clearing Agency or Foreign Clearing Agency and its agent members, the operation of customary practices governing the exercise of the rights of a holder of any Note.
(iv)Subject to Section 2.6(a)(xi), the provisions of the “Operating Procedures of the Euroclear System” and the “Terms and Conditions Governing Use of Euroclear” and such procedures governing the use of such Clearing Agencies as may be enacted from time to time shall be applicable to a Global Note insofar as interests in such Global Note are held by the agent members of Euroclear or Clearstream. Account holders or participants in Euroclear and Clearstream shall have no rights under this Indenture with respect to such Global Note and the registered holder may be treated by the Issuer, the Servicer, the Indenture Trustee, any Agent and any agent of the Issuer or the Indenture Trustee as the owner of such Global Note for all purposes whatsoever.
(v)Title to the Notes shall pass only by registration in the Note Register maintained by the Transfer Agent and Registrar pursuant to Section 2.6.
(vi)Any typewritten Note or Notes representing Book-Entry Notes shall provide that they represent the aggregate or a specified amount of outstanding Notes from time to time endorsed thereon and may also provide that the aggregate amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect exchanges. Any

4140-1700-0256.5

endorsement of a typewritten Note or Notes representing Book-Entry Notes to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Note Owners represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein or in the Issuer Order or the Administrator Order to be delivered to the Indenture Trustee pursuant to Section 2.4(b). The Indenture Trustee shall deliver and redeliver any typewritten Note or Notes representing Book-Entry Notes in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Issuer Order or Administrator Order. Any instructions by the Issuer with respect to endorsement or delivery or redelivery of a typewritten Note or Notes representing the Book-Entry Notes shall be in writing but need not comply with Section 13.3 hereof and need not be accompanied by an Opinion of Counsel.
(vii)Unless and until definitive, fully registered Notes of any Class thereof (“Definitive Notes”) have been issued to Note Owners initially issued as Book-Entry Notes pursuant to Section 2.18:
(13)the provisions of this Section 2.16 shall be in full force and effect with respect to each of the Notes;
(14)the Issuer, the Depositor, the Seller, the Servicer, the Paying Agent, the Transfer Agent and Registrar and the Indenture Trustee may deal with the Clearing Agency or Foreign Clearing Agency and the Clearing Agency Participants for all purposes of this Indenture (including the making of payments on the Notes and the giving of instructions or directions hereunder) as the authorized representatives of such Note Owners;
(15)to the extent that the provisions of this Section 2.16 conflict with any other provisions of this Indenture, the provisions of this Section 2.16 shall control;
(16)whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of such Notes evidencing a specified percentage of the outstanding principal amount of such Notes, the Clearing Agency or Foreign Clearing Agency, as applicable, shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or their related Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in such Notes and has delivered such instructions to the Indenture Trustee;
(17)the rights of Note Owners shall be exercised only through the Clearing Agency or Foreign Clearing Agency and their related Clearing Agency Participants and shall be limited to those established by Law and agreements between such Note Owners and the related Clearing Agency or Foreign Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Notes are issued pursuant to Section 2.18, the applicable Clearing Agencies or Foreign Clearing Agencies will make book-entry transfers among their related Clearing Agency Participants and receive and transmit payments of principal and interest on such Notes to such Clearing Agency Participants; and
(18)Note Owners may receive copies of any reports sent to Noteholders pursuant to this Indenture, upon written request, together with a certification that they are Note Owners and payments of reproduction and postage expenses associated with the distribution of such reports, from the Indenture Trustee at the Corporate Trust Office.

4140-1700-0256.5

Section 1.f. Notices to Clearing Agency. Whenever notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.18, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the applicable Clearing Agency or Foreign Clearing Agency for distribution to the Holders of the Notes.
Section 1.g. Definitive Notes.
(i)Conditions for Exchange. If with respect to any of the Book-Entry Notes (i) (A) the Issuer advises the Indenture Trustee in writing that the Clearing Agency or Foreign Clearing Agency is no longer willing or able to discharge properly its responsibilities under the applicable Depository Agreement and (B) the Issuer is not able to locate a qualified successor, (ii) to the extent permitted by Law, the Issuer, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or Foreign Clearing Agency with respect to any of the Notes or (iii) after the occurrence of a Servicer Default or Event of Default, Note Owners representing beneficial interests aggregating not less than a majority of the portion of outstanding principal amount of the Notes advise the Indenture Trustee and the applicable Clearing Agency or Foreign Clearing Agency through the applicable Clearing Agency Participants in writing that the continuation of a book-entry system through the applicable Clearing Agency or Foreign Clearing Agency is no longer in the best interests of the Note Owners, the Indenture Trustee shall notify all Note Owners, through the applicable Clearing Agency Participants, of the occurrence of any such event and of the availability of Definitive Notes to Note Owners. Upon surrender to the Indenture Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the applicable Clearing Agency or Foreign Clearing Agency, accompanied by registration instructions from the applicable Clearing Agency or Foreign Clearing Agency for registration, the Indenture Trustee shall issue the Definitive Notes of such Class. Neither the Issuer nor the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes and upon the issuance of any Class of Notes in definitive form in accordance with this Indenture, all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency or Foreign Clearing Agency shall be deemed to be imposed upon and performed by the Indenture Trustee, to the extent applicable with respect to such Definitive Notes, and the Indenture Trustee shall recognize the Holders of the Definitive Notes of such Classes as Noteholders of such Classes hereunder.
(ii)Transfer of Definitive Notes. Subject to the terms of this Indenture, the holder of any Definitive Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering at the Corporate Trust Office, such Note with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Transfer Agent and Registrar by, the holder thereof and, if applicable, accompanied by a certificate substantially in the form of Exhibit D. In exchange for any Definitive Note properly presented for transfer, the Issuer shall execute and the Indenture Trustee shall promptly authenticate and deliver or cause to be executed, authenticated and delivered in compliance with applicable Law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Definitive Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Definitive Note in part, the Issuer shall execute and the Indenture Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Definitive Notes for the aggregate principal amount that was not transferred. No transfer of any Definitive Note shall be made unless the request for such transfer is made by the Holder at such office. Neither the Issuer nor the Indenture Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be

4140-1700-0256.5

protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.
Section 1.b. Global Note. As specified in Section 2.16, (i) the Notes may be initially issued in the form of a single temporary global note (the “Global Note”) in registered form, without interest coupons, in the denomination of the initial aggregate principal amount of the Notes and (ii) a Class of Notes may be initially issued in the form of a single temporary Global Note in registered form, in the denomination of the portion of the initial aggregate principal amount of the Notes represented by such Class, each substantially in the form of Exhibit I, J, K and L, as applicable. The provisions of this Section 2.19 shall apply to such Global Note. The Global Note will be authenticated by the Indenture Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Notes. The Global Note may be exchanged in the manner described herein.
Section 1.c. Tax Treatment. The Notes have been (or will be) issued with the intention that, the Notes will qualify under applicable tax Law as debt for U.S. federal income tax purposes and any entity acquiring any direct or indirect interest in any Note by acceptance of its Notes (or, in the case of a Note Owner, by virtue of such Note Owner’s acquisition of a beneficial interest therein) agrees to treat the Notes (or beneficial interests therein) for purposes of federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as debt. Each Noteholder agrees that it will cause any Note Owner acquiring an interest in a Note through it to comply with this Indenture as to treatment as debt for such tax purposes. Notwithstanding the foregoing, to the extent the Issuer is treated as a partnership for federal, state or local income or franchise purposes and a Noteholder (or Note Owner, as applicable) is treated as a partner in such partnership, the Noteholders (and Note Owners, as applicable) agree that any tax, penalty, interest or other obligation imposed under the Code with respect to the income tax items arising from such partnership shall be the sole obligation of the Noteholder (or Note Owner, as applicable) to whom such items are allocated and not of such partnership.
Section 1.d. Duties of the Indenture Trustee and the Transfer Agent and Registrar. Notwithstanding anything contained herein to the contrary, neither the Indenture Trustee nor the Transfer Agent and Registrar shall be responsible for ascertaining whether any transfer of a Note complies with the terms of this Indenture, the registration provision of or exemptions from the Securities Act, applicable state securities Laws, ERISA or the Investment Company Act; provided that if a transfer certificate or opinion is specifically required by the express terms of this Indenture to be delivered to the Indenture Trustee or the Transfer Agent and Registrar in connection with a transfer, the Indenture Trustee or the Transfer Agent and Registrar, as the case may be, shall be under a duty to receive the same.
ARTICLE 3.

ISSUANCE OF NOTES; CERTAIN FEES AND EXPENSES; PRE-FUNDING
Section 1.h. Issuance.
(i)Subject to satisfaction of the conditions precedent set forth in subsection (b) of this Section 3.1, on the Closing Date, the Issuer will issue, in accordance with Section 2.16 hereof, the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes in the aggregate initial principal amount equal to $194,674,000, $44,209,000, $30,248,000 and $30,869,000, respectively.
(ii)The Notes will be issued on the Closing Date pursuant to subsection (a) above, only upon satisfaction of each of the following conditions with respect to such initial issuance:

4140-1700-0256.5

(1)the amount of each Class A Note, Class B Note and Class C Note shall be equal to or greater than $100,000 (and in integral multiples of $1,000 in excess thereof), the amount of each Class D Note shall be equal to or greater than $500,000 (and in integral multiples of $1,000 in excess thereof);
(2)such issuance and the application of the proceeds thereof shall not result in the occurrence of (1) a Servicer Default, a Rapid Amortization Event or an Event of Default, or (2) an event or occurrence, which, with the passing of time or the giving of notice thereof, or both, would become a Servicer Default, a Rapid Amortization Event or an Event of Default; and
(3)all required consents have been obtained and all other conditions precedent to the purchase of the Notes under the Note Purchase Agreement shall have been satisfied.
(iii)Upon receipt of the proceeds of such issuance by or on behalf of the Issuer, the Indenture Trustee shall, or shall cause the Transfer Agent and Registrar to, indicate in the Note Register the amount thereof.
(iv)The Issuer shall not issue additional Notes.
Section 1.i. Certain Fees and Expenses. The Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses (and, in the case of the initial Servicer, the Servicing Fee) and other fees, expenses and indemnity amounts owed to the Indenture Trustee, Collateral Trustee, Securities Intermediary, Depositary Bank, Certificate Registrar, Owner Trustee, Depositor Loan Trustee, Back-Up Servicer and successor Servicer shall be paid by the cash flows from the Trust Estate and in no event shall the Indenture Trustee be liable therefor. The foregoing amounts shall be payable to the Indenture Trustee, Collateral Trustee, Securities Intermediary, Depositary Bank, Certificate Registrar, Owner Trustee, Depositor Loan Trustee, Back-Up Servicer and successor Servicer, as applicable, solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 5.15(a)(i), (a)(ii) and (a)(xiii), as applicable.
Section 1.j. Initial Funding of Reserve Account. On the Closing Date, the Issuer shall deposit, or cause to be deposited, into the Reserve Account a portion of the proceeds from the sale of the Notes in an amount equal to $750,000.
Section 1.k. [Reserved].
ARTICLE 4.

NOTEHOLDER LISTS AND REPORTS
Section 1.e. Issuer To Furnish To Indenture Trustee Names and Addresses of Noteholders and Certificateholders. The Issuer will furnish or cause the Transfer Agent and Registrar or the Certificate Registrar, as applicable, to furnish to the Indenture Trustee (a) not more than five (5) days after each Record Date a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders and Certificateholders as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within thirty (30) days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Transfer Agent and Registrar and the Certificate Registrar, no such list shall be required to be furnished. The Issuer will furnish or cause to be furnished by the Transfer Agent and

4140-1700-0256.5

Registrar and the Certificate Registrar to the Paying Agent (if not the Indenture Trustee) such list for payment of distributions to Noteholders and Certificateholders.
Section 1.f. Preservation of Information; Communications to Noteholders and Certificateholders.
(i)The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders and Certificateholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 4.1 and the names and addresses of Noteholders and Certificateholders received by the Indenture Trustee in its capacity as Transfer Agent and Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 4.1 upon receipt of a new list so furnished.
(ii)Noteholders and Certificateholders may communicate (including pursuant to TIA Section 312(b) (if this Indenture is required to be qualified under the TIA)) with other Noteholders and Certificateholders with respect to their rights under this Indenture or under the Notes. If holders of Notes evidencing in aggregate not less than (i) 20% of the outstanding principal balance of the Notes or (ii) a percentage interest in the Certificates of at least 15% (the “Applicants”) apply in writing to the Indenture Trustee, and furnish to the Indenture Trustee reasonable proof that each such Applicant has owned a Note for a period of at least 6 months preceding the date of such application, and if such application states that the Applicants desire to communicate with other Noteholders or Certificateholders with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Indenture Trustee, after having been indemnified by such Applicants for its costs and expenses, shall within five (5) Business Days after the receipt of such application afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Noteholders and Certificateholders held by the Indenture Trustee and shall give the Issuer notice that such request has been made within five (5) Business Days after the receipt of such application. Such list shall be as of the most recent Record Date, but in no event more than forty-five (45) days prior to the date of receipt of such Applicants’ request.
(iii)The Issuer, the Indenture Trustee and the Transfer Agent and Registrar shall have the protection of TIA Section 312(c) (if this Indenture is required to be qualified under the TIA). Every Noteholder and Certificateholder, by receiving and holding a Note, agrees with the Issuer and the Indenture Trustee that neither the Issuer, the Indenture Trustee, the Transfer Agent and Registrar, nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders and Certificateholders in accordance with this Section 4.2, regardless of the source from which such information was obtained.
Section 1.l. Reports by Issuer.
(iv)(i) The Issuer or the initial Servicer shall deliver to the Indenture Trustee, on the date, if any, the Issuer is required to file the same with the Commission, hard and electronic copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;
(1)the Issuer or the initial Servicer shall file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports, if any, with

4140-1700-0256.5

respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;
(1)the Issuer or the initial Servicer shall supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail or make available on via a website to all Noteholders and Certificateholders) such summaries of any information, documents and reports required to be filed by the Issuer (if any) pursuant to clauses (i) and (ii) of this Section 4.3(a) as may be required by rules and regulations prescribed from time to time by the Commission; and
(2)the Servicer shall prepare and distribute any other reports required to be prepared by the Servicer (except, if a successor Servicer is acting as Servicer, any reports expressly only required to be prepared by the initial Servicer or Oportun) under any Servicer Transaction Documents.
(i)Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.
Section 1.a. Reports by Indenture Trustee. If this Indenture is required to be qualified under the TIA, within sixty (60) days after each April 1, beginning with April 1, 2023 the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). If this Indenture is required to be qualified under the TIA, the Indenture Trustee also shall comply with TIA Section 313(b).
A copy of each report at the time of its mailing to Noteholders and Certificateholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.
Section 1.b. Reports and Records for the Indenture Trustee and Instructions.
(i)On each Determination Date the Servicer shall forward to the Indenture Trustee a Monthly Servicer Report prepared by the Servicer.
(ii)On each Payment Date, the Indenture Trustee or the Paying Agent shall make available in the same manner as the Monthly Servicer Report to each Noteholder and Certificateholder of record of the outstanding Notes or Certificates, the Monthly Statement with respect to such Notes or Certificates.
ARTICLE 5.

ALLOCATION AND APPLICATION OF COLLECTIONS
Section 1.m. Rights of Noteholders . The Notes shall be secured by the entire Trust Estate, including the right to receive the Collections and other amounts at the times and in the amounts specified in this Article 5 to be deposited in the Trust Accounts or to be paid to the Noteholders of such Notes. In no event shall the grant of a security interest in the entire Trust Estate be deemed to entitle any Noteholder to receive Collections or other proceeds of the Trust Estate in excess of the amounts described in Article 5.
Section 1.n. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other

4140-1700-0256.5

intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may, but shall not be obligated to, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article 9.
Section 1.o. Establishment of Accounts.
(i)The Collection Account. The Indenture Trustee, for the benefit of the Secured Parties, shall establish and maintain in the city in which the Corporate Trust Office is located, with a Qualified Institution, in the name of the Issuer for the benefit of the Indenture Trustee on behalf of the Secured Parties, a non-interest bearing segregated trust account (the “Collection Account”) bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Secured Parties. Pursuant to authority granted to it pursuant to Section 2.02(a) of the Servicing Agreement, the Servicer shall have the revocable power to withdraw funds from the Collection Account for the purposes of carrying out its duties thereunder. The Indenture Trustee shall be the entitlement holder of the Collection Account, and shall possess all right, title and interest in all moneys, instruments, securities and other property on deposit from time to time in the Collection Account and the proceeds thereof for the benefit of the Secured Parties. Initially, the Collection Account will be established with the Securities Intermediary. Funds on deposit in the Collection Account that are not both deposited and to be withdrawn on the same day shall be invested in Permitted Investments, in accordance with a direction from the Issuer pursuant to Section 5.3(e).
(ii)The Reserve Account. The Indenture Trustee, for the benefit of the Secured Parties, shall establish and maintain in the city in which the Corporate Trust Office is located, with a Qualified Institution, in the name of the Issuer for the benefit of the Indenture Trustee on behalf of the Secured Parties, a non-interest bearing segregated trust account (the “Reserve Account”) bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Secured Parties. The Indenture Trustee shall be the entitlement holder of the Reserve Account, and shall possess all right, title and interest in all moneys, instruments, securities and other property on deposit from time to time in the Reserve Account and the proceeds thereof for the benefit of the Secured Parties. Initially, the Reserve Account will be established with the Securities Intermediary. Funds on deposit in the Reserve Account that are not both deposited and to be withdrawn on the same day shall be invested in Permitted Investments, in accordance with a direction from the Issuer pursuant to Section 5.3(e).
That portion of the proceeds of the Notes set forth in Section 3.3 shall be deposited into the Reserve Account. In addition, on any Monthly Payment Date, the Indenture Trustee shall transfer Available Funds to the Reserve Account as and to the extent provided in Article 5 hereof. Moneys in the Reserve Account that constitute Available Funds shall be applied on any Monthly Payment Date as provided in Article 5 hereof.
(iii)[Reserved].
(iv)[Reserved].
(v)Administration of the Collection Account and the Reserve Account. Funds on deposit in the Collection Account or the Reserve Account that are not both deposited and to be withdrawn on the same date shall be invested in Permitted Investments. Any such investment

4140-1700-0256.5

shall mature and such funds shall be available for withdrawal on or prior to the Note Transfer Date related to the Monthly Period in which such funds were received or deposited immediately preceding a Payment Date. Wilmington Trust, National Association is hereby appointed as the initial securities intermediary hereunder (the “Securities Intermediary”) and accepts such appointment. The Securities Intermediary represents, warrants, and covenants, and the parties hereto agree, that at all times prior to the termination of this Indenture: (i) the Securities Intermediary shall be a bank that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity hereunder; (ii) the Collection Account and the Reserve Account each shall be an account maintained with the Securities Intermediary to which financial assets may be credited and the Securities Intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise such financial assets; (iii) each item of property credited to the Collection Account or the Reserve Account shall be treated as a financial asset; (iv) the Securities Intermediary shall comply with entitlement orders originated by the Indenture Trustee without further consent by the Issuer or any other Person; (v) the Securities Intermediary waives any Lien on any property credited to the Collection Account or the Reserve Account, and (vi) the Securities Intermediary agrees that its jurisdiction for purposes of Section 8-110 and Section 9-305(a)(3) of the UCC shall be New York. The Securities Intermediary shall maintain for the benefit of the Secured Parties, possession or control of each other Permitted Investment (including any negotiable instruments, if any, evidencing such Permitted Investments) not credited to or deposited in a Trust Account (other than such as are described in clause (b) of the definition thereof); provided that no Permitted Investment shall be disposed of prior to its maturity date if such disposition would result in a loss. Nothing herein shall impose upon the Securities Intermediary any duties or obligations other than those expressly set forth herein and those applicable to a securities intermediary under the UCC. The Securities Intermediary shall be entitled to all of the protections available to a securities intermediary under the UCC. At the end of each month, all interest and earnings (net of losses and investment expenses) on funds on deposit in the Collection Account and on deposit in the Reserve Account, respectively, shall be treated as Investment Earnings. If at the end of a month losses and investment expenses on funds on deposit in the Collection Account or the Reserve Account exceed interest and earnings on such funds during such month, losses and expenses to the extent of such excess will be allocated among the Noteholders and the Issuer as provided in Section 5.15. Subject to the restrictions set forth above, the Issuer, or a Person designated in writing by the Issuer, of which the Indenture Trustee shall have received written notification thereof, shall have the authority to instruct the Indenture Trustee with respect to the investment of funds on deposit in the Collection Account or the Reserve Account. Notwithstanding anything herein to the contrary, if the Issuer (or its designee) has not provided such direction, the funds in the Collection Account and the Reserve Account will remain uninvested. Neither the Indenture Trustee nor the Securities Intermediary shall have any responsibility or liability for any loss which may result from any investment or sale of investment made pursuant to this Indenture. Wilmington Trust, National Association (in any capacity hereunder) is hereby authorized, in making or disposing of any investment permitted by this Indenture, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or any such affiliate is acting as agent of Wilmington Trust, National Association (acting in any capacity hereunder) or for any third person or dealing as principal for its own account. The parties to the Transaction Documents acknowledge that Wilmington Trust, National Association (individually and in any capacity hereunder) is not providing investment supervision, recommendations, or advice.
(vi)Wilmington Trust, National Association is hereby appointed as the initial depositary bank hereunder (the “Depositary Bank”) and accepts such appointment. The Depositary Bank represents, warrants, and covenants, and the parties hereto agree, that at all times prior to the termination of this Indenture: (i) the Depositary Bank shall be a bank; and (ii) the Depositary Bank agrees that its jurisdiction for purposes of Section 9-304(b) of the UCC shall be New York. Nothing herein shall impose upon the Depositary Bank any duties or obligations other than those expressly set forth herein and those applicable to a depositary bank

4140-1700-0256.5

under the UCC. The Depositary Bank shall be entitled to all of the protections available to a bank under the UCC.
(vii)Qualified Institution. If, at any time, the institution holding any account established pursuant to this Section 5.3 ceases to be a Qualified Institution, the Indenture Trustee shall, within ten (10) Business Days, establish a new account or accounts, as the case may be, meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new account or accounts, as the case may be.
(viii)Each of the Securities Intermediary, the Certificate Registrar and the Depositary Bank shall be entitled to all the same rights, privileges, protections, immunities and indemnities as are contained in Article 11 of this Indenture, all of which are incorporated into this Section 5.3 mutatis mutandis, in addition to any such rights, privileges, protections, immunities and indemnities contained in this Section 5.3; provided, however; that nothing contained in this Section 5.3 or in Article 11 shall (i) relieve the Securities Intermediary of the obligation to comply with entitlement orders as provided in Section 5.3(e) or (ii) relieve the Depositary Bank of the obligation to comply with instructions directing disposition of the funds as provided in Section 5.3(f).
Section 1.a. Collections and Allocations.
(ix)Collections in General. Until this Indenture is terminated pursuant to Section 12.1, the Issuer shall cause, or shall cause the Servicer under the Servicing Agreement to cause, all Collections due and to become due, as the case may be, to be transferred to the Collection Account as promptly as possible after the date of receipt by the Servicer of such Collections, but in no event later than the second Business Day (or, with respect to In-Store Payments, the third Business Day) following such date of receipt. All monies, instruments, cash and other proceeds received by the Servicer in respect of the Trust Estate pursuant to this Indenture shall be deposited in the Collection Account as specified herein and shall be applied as provided in this Article 5 and Article 6.
The Servicer shall allocate such amounts to the Issuer in accordance with this Article 5 and shall withdraw the required amounts from the Collection Account or pay such amounts to the Issuer in accordance with this Article 5. The Servicer shall make such deposits or payments on the date indicated therein by wire transfer.
(x)[Reserved].
(xi)[Reserved].
(xii)[Reserved].
(xiii)Disqualification of Institution Maintaining Collection Account. Upon and after the establishment of a new Collection Account with a Qualified Institution, the Servicer shall deposit or cause to be deposited all Collections as set forth in Section 5.3(a) into the new Collection Account, and in no such event shall deposit or cause to be deposited any Collections thereafter into any account established, held or maintained with the institution formerly maintaining the Collection Account (unless it later becomes a Qualified Institution or qualified corporate trust department maintaining the Collection Account).
Section 1.p. Determination of Monthly Interest. Monthly interest with respect to each of the Notes shall be determined, allocated and distributed in accordance with the procedures set forth in Section 5.12.

4140-1700-0256.5

Section 1.q. Determination of Monthly Principal. Monthly principal and other amounts with respect to each of the Notes shall be determined, allocated and distributed in accordance with the procedures set forth in Section 5.15. However, all principal or interest with respect to any of the Notes shall be due and payable no later than the Legal Final Payment Date with respect to Notes.
Section 1.r. General Provisions Regarding Accounts. Subject to Section 11.1(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Estate resulting from any loss on any Permitted Investment included therein except for losses attributable to the Indenture Trustee’s failure to make payments on such Permitted Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.
Section 1.s. Removed Receivables. Upon satisfaction of the conditions and the requirements of any of (i) Section 8.3(a) and Section 15.1 hereof, (ii) Section 2.02(i) or 2.08 of the Servicing Agreement, (iii) Section 2.4 of the Purchase Agreement or (iv) Section 23.4 of the Transfer Agreement, as applicable, the Issuer shall execute and deliver and, upon receipt of an Issuer Order or an Administrator Order, the Indenture Trustee shall acknowledge an instrument in the form attached hereto as Exhibit C evidencing the Indenture Trustee’s release of the related Removed Receivables and Related Security, and the Removed Receivables and Related Security shall no longer constitute a part of the Trust Estate. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article 5 shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.
Section 1.t. [Reserved].
Section 1.u. [Reserved].
Section 1.v. [Reserved].
Section 1.w. Determination of Monthly Interest.
(xiv)The amount of monthly interest payable on the Class A Notes on each Payment Date will be determined as of each Determination Date and will be an amount equal to the product of (i) (A) for the initial Payment Date, a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, and (B) for any Payment Date thereafter, one-twelfth, times (ii) the Class A Note Rate, times (iii) the outstanding principal balance of the Class A Notes as of the immediately preceding Payment Date (after giving effect to any payments of principal on such preceding Payment Date) or, with respect to the first Payment Date, as of the Closing Date (the “Class A Monthly Interest”).
In addition to the Class A Monthly Interest, an amount equal to the sum of (i) the amount of any unpaid Class A Deficiency Amount, as defined below, plus (ii) an amount equal to the product (such product being herein called the “Class A Additional Interest”) of (A) one-twelfth, times (B) a rate equal to the Class A Note Rate, times (C) any Class A Deficiency Amount, as defined below (or the portion thereof which has not theretofore been paid to the Class A Noteholders), will also be payable to the Class A Noteholders. The “Class A Deficiency Amount” for any Determination Date shall be equal to the excess, if any, of (x) the sum of (i) the Class A Monthly Interest and the Class A Additional Interest, in each case for the Interest Period ended immediately prior to the preceding Payment Date, plus (ii) any Class A Deficiency Amount for the preceding period, over (y) the amount actually paid in respect thereof on the preceding Payment Date; provided, however, that the Class A Deficiency Amount on the first Determination Date shall be zero.

4140-1700-0256.5

(xv)The amount of monthly interest payable on the Class B Notes on each Payment Date will be determined as of each Determination Date and will be an amount equal to the product of (i)(A) for the initial Payment Date, a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, and (B) for any Payment Date thereafter, one-twelfth, times (ii) the Class B Note Rate, times (iii) the outstanding principal balance of the Class B Notes as of the immediately preceding Payment Date (after giving effect to any payments of principal on such preceding Payment Date) or, with respect to the first Payment Date, as of the Closing Date (the “Class B Monthly Interest”).
In addition to the Class B Monthly Interest, an amount equal to the sum of (i) the amount of any unpaid Class B Deficiency Amount, as defined below, plus (ii) an amount equal to the product (such product being herein called the “Class B Additional Interest”) of (A) one-twelfth, times (B) a rate equal to the Class B Note Rate, times (C) any Class B Deficiency Amount, as defined below (or the portion thereof which has not theretofore been paid to the Class B Noteholders), will also be payable to the Class B Noteholders. The “Class B Deficiency Amount” for any Determination Date shall be equal to the excess, if any, of (x) the sum of (i) the Class B Monthly Interest and the Class B Additional Interest, in each case for the Interest Period ended immediately prior to the preceding Payment Date, plus (ii) any Class B Deficiency Amount for the preceding period, over (y) the amount actually paid in respect thereof on the preceding Payment Date; provided, however, that the Class B Deficiency Amount on the first Determination Date shall be zero.
(xvi)The amount of monthly interest payable on the Class C Notes on each Payment Date will be determined as of each Determination Date and will be an amount equal to the product of (i)(A) for the initial Payment Date, a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, and (B) for any Payment Date thereafter, one-twelfth, times (ii) the Class C Note Rate, times (iii) the outstanding principal balance of the Class C Notes as of the immediately preceding Payment Date (after giving effect to any payments of principal on such preceding Payment Date) or, with respect to the first Payment Date, as of the Closing Date (the “Class C Monthly Interest”).
In addition to the Class C Monthly Interest, an amount equal to the sum of (i) the amount of any unpaid Class C Deficiency Amount, as defined below, plus (ii) an amount equal to the product (such product being herein called the “Class C Additional Interest”) of (A) one-twelfth, times (B) a rate equal to the Class C Note Rate, times (C) any Class C Deficiency Amount, as defined below (or the portion thereof which has not theretofore been paid to the Class C Noteholders), will also be payable to the Class C Noteholders. The “Class C Deficiency Amount” for any Determination Date shall be equal to the excess, if any, of (x) the sum of (i) the Class C Monthly Interest and the Class C Additional Interest, in each case for the Interest Period ended immediately prior to the preceding Payment Date, plus (ii) any Class C Deficiency Amount for the preceding period, over (y) the amount actually paid in respect thereof on the preceding Payment Date; provided, however, that the Class C Deficiency Amount on the first Determination Date shall be zero.
(xvii)The amount of monthly interest payable on the Class D Notes on each Payment Date will be determined as of each Determination Date and will be an amount equal to the product of (i)(A) for the initial Payment Date, a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, and (B) for any Payment Date thereafter, one-twelfth, times (ii) the Class D Note Rate, times (iii) the outstanding principal balance of the Class D Notes as of the immediately preceding Payment Date (after giving effect to any payments of principal on such preceding Payment Date) or, with respect to the first Payment Date, as of the Closing Date (the “Class D Monthly Interest” and, together with the Class A Monthly Interest, the Class B Monthly Interest and the Class C Monthly Interest, the “Monthly Interest”).

4140-1700-0256.5

In addition to the Class D Monthly Interest, an amount equal to the sum of (i) the amount of any unpaid Class D Deficiency Amount, as defined below, plus (ii) an amount equal to the product (such product being herein called the “Class D Additional Interest” and, together with the Class A Additional Interest, the Class B Additional Interest and the Class C Additional Interest, the “Additional Interest”) of (A) one-twelfth, times (B) a rate equal to the Class D Note Rate, times (C) any Class D Deficiency Amount, as defined below (or the portion thereof which has not theretofore been paid to the Class D Noteholders), will also be payable to the Class D Noteholders. The “Class D Deficiency Amount” for any Determination Date shall be equal to the excess, if any, of (x) the sum of (i) the Class D Monthly Interest and the Class D Additional Interest, in each case for the Interest Period ended immediately prior to the preceding Payment Date, plus (ii) any Class D Deficiency Amount for the preceding period, over (y) the amount actually paid in respect thereof on the preceding Payment Date; provided, however, that the Class D Deficiency Amount on the first Determination Date shall be zero. The Class D Deficiency Amount together with the Class A Deficiency Amount, the Class B Deficiency Amount and the Class C Deficiency Amount are collectively referred to as the “Deficiency Amount.”
Section 1.g. [Reserved].
Section 1.h. [Reserved].
Section 1.i. Monthly Payments. On or before each Note Transfer Date, the Servicer shall instruct the Indenture Trustee in writing (which writing shall be substantially in the form of the Monthly Servicer Report attached as Exhibit A-1 to the Servicing Agreement) to withdraw, and the Indenture Trustee, acting in accordance with such instructions, shall withdraw on the related Payment Date, to the extent of the funds credited to the relevant accounts, the amounts required to be withdrawn from the Collection Account and the Reserve Account as follows:
(xviii)An amount equal to the Available Funds for the related Monthly Period shall be distributed on each Payment Date in the following priority to the extent of funds available therefor:
(1)first, an amount equal to the Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses for such Payment Date (plus the Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses due but not paid on any prior Payment Date) shall be set aside and paid to the Indenture Trustee, the Collateral Trustee, the Securities Intermediary, the Depositary Bank, the Certificate Registrar, the Owner Trustee, the Depositor Loan Trustee, the Back-Up Servicer, and the successor Servicer, if any (distributed on a pari passu and pro rata basis) on such Payment Date;
(2)second, if PF Servicing, LLC is the Servicer, an amount equal to the Servicing Fee for such Payment Date (plus any Servicing Fee due but not paid on any prior Payment Date) shall be paid to the Servicer on such Payment Date;
(3)third, an amount equal to the Class A Monthly Interest for such Payment Date, plus the amount of any Class A Deficiency Amount for such Payment Date, plus the amount of any Class A Additional Interest for such Payment Date (the “Class A Required Interest Distribution”) shall be paid to the Class A Noteholders on such Payment Date;
(4)fourth, an amount equal to (a) on any Payment Date prior to the Legal Final Payment Date of the Class A Notes, the lesser of (x) the remaining Available Funds and (y) an amount not less than zero equal to the excess of (I) the outstanding

4140-1700-0256.5

principal amount of the Class A Notes prior to any payments on such Payment Date over (II) the Outstanding Receivables Balance as of the end of the related Monthly Period; and (b) on any Payment Date on or after the Legal Final Payment Date of the Class A Notes, the outstanding principal amount of the Class A Notes (the “First Priority Principal Distribution Amount”) shall be paid to the Class A Noteholders on such Payment Date;
(5)fifth, an amount equal to the Class B Monthly Interest for such Payment Date, plus the amount of any Class B Deficiency Amount for such Payment Date, plus the amount of any Class B Additional Interest for such Payment Date (the “Class B Required Interest Distribution”) shall be paid to the Class B Noteholders on such Payment Date;
(6) sixth, an amount equal to (a) on any Payment Date prior to the Legal Final Payment Date of the Class B Notes, the lesser of (x) the remaining Available Funds and (y) an amount not less than zero equal to the excess of (I) the outstanding principal amount of the Class A Notes and the Class B Notes prior to any payments on such Payment Date, less the First Priority Principal Distribution Amount over (II) the Outstanding Receivables Balance as of the end of the related Monthly Period; and (b) on any Payment Date on or after the Legal Final Payment Date of the Class B Notes, the outstanding principal amount of the Class B Notes (the “Second Priority Principal Distribution Amount”) shall be paid to the Class A Noteholders (until paid in full) and any remaining amounts shall be paid to the Class B Noteholders on such Payment Date;
(7)seventh, an amount equal to the Class C Monthly Interest for such Payment Date, plus the amount of any Class C Deficiency Amount for such Payment Date, plus the amount of any Class C Additional Interest for such Payment Date (the “Class C Required Interest Distribution”) shall be paid to the Class C Noteholders on such Payment Date;
(8)eighth, an amount equal to (a) on any Payment Date prior to the Legal Final Payment Date of the Class C Notes, the lesser of (x) the remaining Available Funds and (y) an amount not less than zero equal to the excess of (I) the outstanding principal amount of the Class A Notes, the Class B Notes and the Class C Notes prior to any payments on such Payment Date, less the sum of the First Priority Principal Distribution Amount and the Second Priority Principal Distribution Amount over (II) the Outstanding Receivables Balance as of the end of the related Monthly Period; and (b) on any Payment Date on or after the Legal Final Payment Date of the Class C Notes, the outstanding principal amount of the Class C Notes (the “Third Priority Principal Distribution Amount”) shall be paid to the Class A Noteholders (until paid in full), then to the Class B Noteholders (until paid in full) and then to the Class C Noteholders on such Payment Date;
(9)ninth, an amount equal to the Class D Monthly Interest for such Payment Date, plus the amount of any Class D Deficiency Amount for such Payment Date, plus the amount of any Class D Additional Interest for such Payment Date (the “Class D Required Interest Distribution”) shall be paid to the Class D Noteholders on such Payment Date; the Class A Required Interest Distribution, the Class B Required Interest Distribution, the Class C Required Interest Distribution and the Class D Required Interest Distribution are collectively referred to as the “Required Interest Distribution”);
(10)tenth, an amount equal to (a) on any Payment Date prior to the Legal Final Payment Date of the Class D Notes, the lesser of (x) the remaining Available Funds and (y) an amount not less than zero equal to the excess of (I) the outstanding principal

4140-1700-0256.5

amount of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes prior to any payments on such Payment Date, less the sum of the First Priority Principal Distribution Amount, the Second Priority Principal Distribution Amount and the Third Priority Principal Distribution Amount over (II) the Outstanding Receivables Balance as of the end of the related Monthly Period; and (b) on any Payment Date on or after the Legal Final Payment Date of the Class D Notes, the outstanding principal amount of the Class D Notes (the “Fourth Priority Principal Distribution Amount”) shall be paid to the Class A Noteholders (until paid in full), then to the Class B Noteholders (until paid in full), then to the Class C Noteholders (until paid in full) and then to the Class D Noteholders on such Payment Date;
(11) eleventh, to the Reserve Account, the amount, if any, necessary to increase the amounts credited thereto to the Reserve Account Requirement for such Payment Date;
(12)twelfth, an amount equal to (a) so long as a Rapid Amortization Event has not occurred, an amount, not less than zero, equal to the lesser of (a) the remaining Available Funds and (b) the excess of (A) the outstanding principal amount of the Series 2022-3 Notes prior to any payments on such Payment Date, less the sum of the First Priority Principal Distribution Amount, the Second Priority Principal Distribution Amount, the Third Priority Principal Distribution Amount and the Fourth Priority Principal Distribution Amount over (B) the excess of the Outstanding Receivables Balance of all Eligible Receivables over the Required Overcollateralization Amount (each determined as of the end of such Monthly Period) and (b) if a Rapid Amortization Event shall have occurred and be continuing, all remaining Available Funds (the “Regular Principal Distribution Amount”) shall be paid to the Class A Noteholders (until paid in full), then to the Class B Noteholders (until paid in full), then to the Class C Noteholders (until paid in full) and then to the Class D Noteholders (until paid in full);
(13)thirteenth, an amount equal to the lesser of (A) the remaining Available Funds (determined as of the end of such Monthly Period) and (B) any unreimbursed fees, expenses and indemnity amounts (including, without limitation, any Transition Costs not paid pursuant to clause (i) above) of the Indenture Trustee, the Collateral Trustee, the Securities Intermediary, the Depositary Bank, the Certificate Registrar, the Owner Trustee, the Depositor Loan Trustee, the Back-Up Servicer, and any successor Servicer, shall be set aside and paid thereto (distributed on a pari passu and pro rata basis) on the related Payment Date; and
(14)fourteenth, the balance, if any, shall be released to the Issuer, free and clear of the Lien of the Indenture, for distribution on the Certificates pursuant to the Trust Agreement and in accordance with the Servicer’s instructions in the applicable Monthly Servicer Report.
Section 1.a. Servicer’s Failure to Make a Deposit or Payment. The Indenture Trustee shall not have any liability for any failure or delay in making the payments or deposits described herein resulting from a failure or delay by the Servicer to make, or give instructions to make, such payment or deposit in accordance with the terms herein. If the Servicer fails to make, or give instructions to make, any payment, deposit or withdrawal required to be made or given by the Servicer at the time specified in this Indenture (including applicable grace periods), the Indenture Trustee shall make such payment, deposit or withdrawal from the applicable Trust Account without instruction from the Servicer. The Indenture Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Indenture Trustee has sufficient information to allow it to determine the amount thereof. The Servicer shall, upon reasonable request of

4140-1700-0256.5

the Indenture Trustee, promptly provide the Indenture Trustee with all information necessary and in its possession to allow the Indenture Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Indenture Trustee in the manner in which such payment or deposit should have been made (or instructed to be made) by the Servicer.
ARTICLE 6.

DISTRIBUTIONS AND REPORTS
Section 1.b. Distributions.
(i)On each Payment Date, the Indenture Trustee shall distribute (in accordance with the Monthly Servicer Report delivered by the Servicer on or before the related Note Transfer Date pursuant to subsection 2.09(a) of the Servicing Agreement) to each Noteholder of record on the immediately preceding Record Date (other than as provided in Section 12.5 respecting a final distribution), such Noteholder’s pro rata share (based on the Note Principal held by such Noteholder) of the amounts on deposit in the Collection Account that are payable to the Noteholders of the applicable Class pursuant to Section 5.15 by wire transfer to an account designated by such Noteholders, except that, with respect to Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.
(ii)Notwithstanding anything to the contrary contained in this Indenture, if the amount distributable in respect of principal on the Notes on any Payment Date is less than one dollar, then no such distribution of principal need be made on such Payment Date to the Noteholders.
Section 1.c. Monthly Statement.
(i)On or before each Payment Date, the Indenture Trustee shall make available electronically to each Noteholder and Certificateholder, a statement in substantially the form of Exhibit M hereto (a “Monthly Statement”) prepared by the Servicer and delivered to the Indenture Trustee on the preceding Determination Date and setting forth, among other things, the following information:
(1)the amount of Collections (including a breakdown of Finance Charges vs. principal Collections) received during the related Monthly Period;
(2)the amount of Available Funds on deposit in the Collection Account and, if applicable, the Reserve Account on the related Payment Date;
(3)the Reserve Account Requirement and the balance in the Reserve Account on the related Payment Date;
(4)the amount of Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses, Monthly Interest, Deficiency Amounts and Additional Interest, respectively;
(5)the amount of the Servicing Fee for such Payment Date;
(6)the total amount to be distributed to the Class A Noteholders, the Class B Noteholders, the Class C Noteholders and the Class D Noteholders on such Payment Date;

4140-1700-0256.5

(7)the outstanding principal balance of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes as of the end of the day on the Payment Date;
(8)the aggregate amount of Receivables that became Defaulted Receivables during the related Monthly Period; and
(9)the aggregate Outstanding Receivables Balance of Receivables which were 1-29 days, 30-59 days, 60-89 days, and 90-119 days delinquent, respectively, as of the end of the preceding Monthly Period.
On or before each Payment Date, to the extent the Servicer provides such information to the Indenture Trustee, the Indenture Trustee will make available the monthly Servicer statement via the Indenture Trustee’s Internet website and, with the consent or at the direction of the Issuer, such other information regarding the Notes and/or the Receivables as the Indenture Trustee may have in its possession, but only with the use of a password provided by the Indenture Trustee; provided, however, the Indenture Trustee shall have no obligation to provide such information described in this Section 6.2 until it has received the requisite information from the Issuer or the Servicer and the applicable Noteholder or Certificateholder has completed the information necessary to obtain a password from the Indenture Trustee. The Indenture Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.
(iii)The Indenture Trustee’s internet website shall be initially located at “www.wilmingtontrustconnect.com” or at such other address as shall be specified by the Indenture Trustee from time to time in writing to the Noteholders and Certificateholders. In connection with providing access to the Indenture Trustee’s internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee shall not be liable for information disseminated in accordance with this Indenture.
(iv)Annual Tax Statement. To the extent required by the Code or the Treasury regulations thereunder, on or before January 31 of each calendar year, the Indenture Trustee shall distribute to each Person who at any time during the preceding calendar year was a Noteholder or a Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Noteholders and Certificateholders, as set forth in subclauses (v) and (vi) above, aggregated for such calendar year, and a statement prepared by the initial Servicer or the Issuer with such other customary information (consistent with the treatment of the Notes as debt) required by applicable tax Law to be distributed to the Noteholders. Such obligations of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Indenture Trustee pursuant to any requirements of the Code as from time to time in effect.
ARTICLE 7.

REPRESENTATIONS AND WARRANTIES OF THE ISSUER
Section 1.b. Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Indenture Trustee and each of the Secured Parties that:
(i)Organization and Good Standing, etc. The Issuer has been duly organized and is validly existing and in good standing under the Laws of the State of Delaware, with power and authority to own its properties and to conduct its respective businesses as such properties are presently owned and such business is presently conducted. The Issuer is not organized under the Laws of any other jurisdiction or Governmental Authority. The Issuer is duly licensed or qualified to do business as a foreign entity in good standing in the jurisdiction where its principal

4140-1700-0256.5

place of business and chief executive office is located and in each other jurisdiction in which the failure to be so licensed or qualified would be reasonably likely to have a Material Adverse Effect.
(ii)Power and Authority; Due Authorization. The Issuer has (a) all necessary power, authority and legal right to (i) execute, deliver and perform its obligations under this Indenture and each of the other Transaction Documents to which it is a party and (b) duly authorized, by all necessary action, the execution, delivery and performance of this Indenture and the other Transaction Documents to which it is a party and the borrowing, and the granting of security therefor, on the terms and conditions provided herein.
(iii)No Violation. The consummation of the transactions contemplated by this Indenture and the other Transaction Documents and the fulfillment of the terms hereof will not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (i) the organizational documents of the Issuer or (ii) any indenture, loan agreement, pooling and servicing agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which the Issuer is a party or by which it or its properties is bound, (b) result in or require the creation or imposition of any Adverse Claim upon its properties pursuant to the terms of any such indenture, loan agreement, pooling and servicing agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument, other than pursuant to the terms of the Transaction Documents, or (c) violate any Law applicable to the Issuer or of any Governmental Authority having jurisdiction over the Issuer or any of its respective properties.
(iv)Validity and Binding Nature. This Indenture is, and the other Transaction Documents to which it is a party when duly executed and delivered by the Issuer and the other parties thereto will be, the legal, valid and binding obligation of the Issuer enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Law affecting creditors’ rights generally and by general principles of equity.
(v)Government Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority required for the due execution, delivery or performance by the Issuer of any Transaction Document to which it is a party remains unobtained or unfiled, except for the filing of the UCC financing statements.
(vi)[Reserved].
(vii)Margin Regulations. The Issuer is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds with respect to the sale of the Notes, directly or indirectly, will be used for a purpose that violates, or would be inconsistent with, Regulations T, U and X promulgated by the Federal Reserve Board from time to time.

4140-1700-0256.5

(viii)Perfection.
(1)On and after the Closing Date and each Payment Date, the Issuer shall be the owner of all of the Receivables and Related Security and Collections and proceeds with respect thereto, free and clear of all Adverse Claims. Within the time required pursuant to the Perfection Representations, all financing statements and other documents required to be recorded or filed in order to perfect and protect the assets of the Trust Estate against all creditors (other than Secured Parties) of, and purchasers (other than Secured Parties) from, the Issuer, the Depositor, the Depositor Loan Trustee and the Seller will have been duly filed in each filing office necessary for such purpose, and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full;
(2)the Indenture constitutes a valid grant of a security interest to the Indenture Trustee for the benefit of the Secured Parties in all right, title and interest of the Issuer in the Receivables, the Related Security and Collections and proceeds with respect thereto and all other assets of the Trust Estate, now existing or hereafter created or acquired. Accordingly, to the extent the UCC applies with respect to the perfection of such security interest, upon the filing of any financing statements described in Article 8 of the Indenture and the execution of the Transaction Documents, the Indenture Trustee shall have a first priority perfected security interest in such property and the proceeds thereof (to the extent provided in Section 9-315), subject to Permitted Encumbrances and, to the extent the UCC does not apply to the perfection of such security interest, all notices, filings and other actions required by all applicable Law have been taken to perfect and protect such security interest or lien against and prior to all Adverse Claims with respect to the relevant Receivables, Related Security and Collections and proceeds with respect thereto and all other assets of the Trust Estate. Except as otherwise specifically provided in the Transaction Documents, neither the Issuer nor any Person claiming through or under the Issuer has any claim to or interest in the Collection Account; and
(3)immediately prior to, and after giving effect to, the initial purchase of the Notes, the Issuer will be Solvent.
(ix)Offices. The principal place of business and chief executive office of the Issuer is located at the address referred to in Section 15.4 (or at such other locations, notified to the Indenture Trustee in jurisdictions where all action required thereby has been taken and completed).
(x)Tax Status. The Issuer has filed all tax returns (federal, state and local) required to be filed by it and has paid or made adequate provision for the payment of all taxes (including all state franchise taxes), assessments and other governmental charges that have become due and payable (including for such purposes, the setting aside of appropriate reserves for taxes, assessments and other governmental charges being contested in good faith).
(xi)Use of Proceeds. No proceeds of any Notes will be used by the Issuer to acquire any security in any transaction which is subject to Section 13 or 14 of the Exchange Act.
(xii)Compliance with Applicable Laws; Licenses, etc.
(1)The Issuer is in compliance with the requirements of all applicable Laws of all Governmental Authorities, a breach of any of which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect.

4140-1700-0256.5

(2)The Issuer has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would be reasonably likely to have a Material Adverse Effect.
(xiii)No Proceedings. Except as described in Schedule 1:
(4)there is no order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority to which the Issuer is subject, and there is no action, suit, arbitration, regulatory proceeding or investigation pending, or, to the knowledge of the Issuer, threatened, before or by any Governmental Authority, against the Issuer that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect; and
(5)there is no action, suit, proceeding, arbitration, regulatory or governmental investigation, pending or, to the knowledge of the Issuer, threatened, before or by any Governmental Authority (A) asserting the invalidity of this Indenture, the Notes or any other Transaction Document, (B) seeking to prevent the issuance of the Notes pursuant hereto or the consummation of any of the other transactions contemplated by this Indenture or any other Transaction Document or (C) seeking to adversely affect the federal income tax attributes of the Issuer.
(xiv)Investment Company Act; Covered Fund. The Issuer is not an “investment company” within the meaning of the Investment Company Act and the Issuer relies on the exception from the definition of “investment company” set forth in Rule 3a-7 under the Investment Company Act, although other exceptions or exclusions may be available to the Issuer. The Issuer is not a “covered fund” as defined in the final regulations issued December 10, 2013 implementing the “Volcker Rule” (Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act), as amended.
(xv)Eligible Receivables. Each Receivable included as an Eligible Receivable in any Monthly Servicer Report shall be an Eligible Receivable as of the date so included. Each Receivable purchased by the Issuer on the Closing Date shall be an Eligible Receivable as of the Closing Date.
(xvi)Receivables Schedule. The most recently delivered schedule of Receivables reflects, in all material respects, a true and correct schedule of the Receivables included in the Trust Estate as of the date of delivery.
(xvii)ERISA. (i) Each of the Issuer, the Depositor, the Seller, the Servicer and their respective ERISA Affiliates is in compliance in all material respects with ERISA unless any failure to so comply could not reasonably be expected to have a Material Adverse Effect and (ii) no Lien exists in favor of the Pension Benefit Guaranty Corporation on any of the Receivables. No ERISA Event has occurred with respect to any Pension Plan that could reasonably be expected to have a Material Adverse Effect.
(xviii)Accuracy of Information. All information heretofore furnished by, or on behalf of, the Issuer to the Indenture Trustee or any of the Noteholders in connection with any Transaction Document, or any transaction contemplated thereby, was, at the time it was furnished, true and accurate in every material respect (without omission of any information necessary to prevent such information from being materially misleading).
(xix)No Material Adverse Change. Since June 30, 2022, other than as disclosed in the Offering Memorandum, there has been no material adverse change in the collectability of the

4140-1700-0256.5

Receivables or the Issuer’s (i) financial condition, business, operations or prospects or (ii) ability to perform its obligations under any Transaction Document.
(xx)Subsidiaries. The Issuer has no Subsidiaries and does not own or hold, directly or indirectly, any equity interest in any Person, other than Permitted Investments.
(xxi)Notes. The Notes have been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Indenture, and delivered to and paid for in accordance with the Note Purchase Agreement, will be duly and validly issued and outstanding and will be entitled to the benefits of the Indenture.
(xxii)Sales by the Seller. Each sale of Receivables by the Seller to the Depositor and the Depositor Loan Trustee shall have been effected under, and in accordance with the terms of, the Purchase Agreement, including the payment by the Depositor to the Seller of an amount equal to the purchase price therefor as described in the Purchase Agreement, and each such sale shall have been made for “reasonably equivalent value” (as such term is used under Section 548 of the Federal Bankruptcy Code) and not for or on account of “antecedent debt” (as such term is used under Section 547 of the Federal Bankruptcy Code) owed by the Depositor to such Seller.
Section 1.a. Reaffirmation of Representations and Warranties by the Issuer. On the Closing Date and on each Business Day thereafter, the Issuer shall be deemed to have certified that all representations and warranties described in Section 7.1 hereof are true and correct on and as of such day as though made on and as of such day (except to the extent they relate to an earlier or later date, and then as of such earlier or later date).
ARTICLE 8.

COVENANTS
Section 1.x. Money for Payments To Be Held in Trust. At all times from the date hereof to the Indenture Termination Date, unless the Required Noteholders shall otherwise consent in writing, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account or Reserve Account shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from such Collection Account or Reserve Account for payments of such Notes shall be paid over to the Issuer except as provided in this Indenture.
Section 1.y. Affirmative Covenants of Issuer. At all times from the date hereof to the Indenture Termination Date, unless the Required Noteholders shall otherwise consent in writing, the Issuer shall:
(i)Payment of Notes. Duly and punctually pay or cause to be paid principal of (and premium, if any), interest and other amounts on and with respect to the Notes pursuant to the provisions of this Indenture. Principal, interest and other amounts shall be considered paid on the date due if the Indenture Trustee or the Paying Agent holds on that date money designated for and sufficient to pay all principal, interest and other amounts then due. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest, principal and/or other amounts shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.
(ii)Maintenance of Office or Agency. Maintain an office or agency (which may be an office of the Indenture Trustee, Transfer Agent and Registrar or co-registrar) where Notes may be surrendered for registration of transfer or exchange, where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served, and where, at any time

4140-1700-0256.5

when the Issuer is obligated to make a payment of principal and premium upon the Notes, the Notes may be surrendered for payment. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the purposes of the surrender for registration, transfer, exchange or payment of the Notes. The Issuer hereby initially appoints the Owner Trustee to serve as its agent for the purposes of the service of notice and demands. The Issuer will give prompt written notice to the Indenture Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee or the principal office of the Owner Trustee, as applicable, for the purposes described in the initial appointment above, and the Issuer hereby appoints the Indenture Trustee and the Owner Trustee as its agent to receive all such surrenders, notices and demands, as described above.
The Issuer may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Issuer will give prompt written notice to the Indenture Trustee of any such designation or rescission and of any change in the location of any such other office or agency.
The Issuer hereby designates the Corporate Trust Office of the Indenture Trustee as one such office or agency of the Issuer.
(iii)Compliance with Laws, etc. Comply in all material respects with all applicable Laws (including those which relate to the Receivables).
(iv)Preservation of Existence. Preserve and maintain its existence rights, franchises and privileges in the jurisdiction of its incorporation or organization, and qualify and remain qualified in good standing as a foreign entity in the jurisdiction where its principal place of business and its chief executive office are located and in each other jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would have a Material Adverse Effect.
(v)Performance and Compliance with Receivables. Timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Receivables and all other agreements related to such Receivables.
(vi)Collection Policy. Comply in all material respects with the Credit and Collection Policies in regard to each Receivable.
(vii)Reporting Requirements of The Issuer. Until the Indenture Termination Date, furnish to the Indenture Trustee:
(3)Financial Statements.
(a)as soon as available, and in any event within one hundred twenty (120) days after the end of each Fiscal Year of the Issuer, a copy of the annual unaudited report for such Fiscal Year of the Issuer including a copy of the balance sheet of the Issuer, in each case, as at the end of such Fiscal Year, together with the related statements of earnings and cash flows for such Fiscal Year;
(b)as soon as available and in any event within one hundred twenty (120) days after the end of each Fiscal Year of Consolidated Parent, a balance sheet of Consolidated Parent as of the end of such year and statements of income

4140-1700-0256.5

and retained earnings and of source and application of funds of Consolidated Parent, for the period commencing at the end of the previous Fiscal Year and ending with the end of such year, in each case setting forth comparative figures for the previous Fiscal Year, certified without material qualification by Deloitte & Touche LLP or other nationally recognized independent public accountants with expertise in the preparation of such reports, together with a certificate of such accounting firm stating that in the course of the regular audit of the business of Consolidated Parent, which audit was conducted in accordance with GAAP (as then in effect), such accounting firm has obtained no knowledge that an Event of Default, Default or Rapid Amortization Event has occurred and is continuing, or if, in the opinion of such accounting firm, such an Event of Default, Default or Rapid Amortization Event has occurred and is continuing, a statement as to the nature thereof; and
(c)as soon as available and in any event within forty-five (45) days after the end of each fiscal quarter, quarterly balance sheets and quarterly statements of source and application of funds and quarterly statements of income and retained earnings of Consolidated Parent, certified by a Responsible Officer of Consolidated Parent (which certification shall state that such balance sheets and statements fairly present the financial condition and results of operations for such fiscal quarter, subject to year-end audit adjustments), delivery of which balance sheets and statements shall be accompanied by an Officer’s Certificate of the Administrator to the effect that no Event of Default, Default or Rapid Amortization Event has occurred and is continuing.
For so long as Consolidated Parent is subject to the reporting requirements of Section 13(a) of the Exchange Act, its filing of the annual and quarterly reports required under the Exchange Act, on a timely basis, shall be deemed compliance with this Section 8.2(g)(i).
(1)Notice of Default, Event of Default or Rapid Amortization Event. Immediately, and in any event within one (1) Business Day after the Issuer obtains knowledge of the occurrence of each Default, Event of Default or Rapid Amortization Event a statement of a Responsible Officer of the Issuer setting forth details of such Default, Event of Default or Rapid Amortization Event and the action which the Issuer proposes to take with respect thereto;
(2)Change in Credit and Collection Policies. Within fifteen (15) Business Days after the date any material change in or amendment to the Credit and Collection Policies is made, a copy of the Credit and Collection Policies then in effect indicating such change or amendment;
(3)ERISA. Promptly after the filing or receiving thereof, copies of all reports and notices with respect to any ERISA Event which either (i) the Issuer, the Depositor, the Seller, the Servicer or any of their respective ERISA Affiliates files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or (ii) the Issuer, the Depositor, the Seller, the Servicer or any of their respective ERISA Affiliates receives from the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor. The Issuer shall give the Indenture Trustee and each Noteholder prompt written notice of any event that could result in the imposition of a Lien on the assets of the Issuer or any of its ERISA Affiliates under Section 430(k) of the Code or Section 303(k) or 4068 of ERISA;

4140-1700-0256.5

(4)If a Responsible Officer of the Issuer shall have actual knowledge of the occurrence of a Servicer Default, notice thereof to the Indenture Trustee, which notice shall specify the action, if any, the Issuer is taking in respect of such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement, the Issuer shall take all reasonable steps available to it to remedy such failure, including any action reasonably requested by the Indenture Trustee; and
(5)On or before April 1, 2023 and on or before April 1 of each year thereafter, and otherwise in compliance with the requirements of TIA Section 314(a)(4) (if this Indenture is required to be qualified under the TIA), an Officer’s Certificate of the Administrator stating, as to the Responsible Officer signing such Officer’s Certificate, that:
(d)a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Responsible Officer’s supervision; and
(e)to the best of such Responsible Officer’s knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a Default, Event of Default or Rapid Amortization Event specifying each such Default, Event of Default or Rapid Amortization Event known to such Responsible Officer and the nature and status thereof.
(i)Use of Proceeds. Use the proceeds of the Notes solely in connection with the acquisition or funding of Receivables, funding any initial deposit to the Reserve Account as specified in Section 3.3 and payment of costs of issuance of the Notes.
(ii)Protection of Trust Estate. At its expense, perform all acts and execute all documents necessary and desirable at any time to evidence, perfect, maintain and enforce the title or the security interest of the Indenture Trustee in the Trust Estate and the priority thereof. The Issuer will prepare, deliver and authorize the filing of financing statements relating to or covering the Trust Estate sold to the Issuer and subsequently conveyed to the Indenture Trustee (which financing statements may cover “all assets” of the Issuer).
(iii)Inspection of Records. Permit the Indenture Trustee, any one or more of the Notice Persons or their duly authorized representatives, attorneys or auditors to inspect the Receivables, the Receivable Files and the Records at such times as such Person may reasonably request. Upon instructions from the Indenture Trustee, the Required Noteholders or their duly authorized representatives, attorneys or auditors, the Issuer shall release any document related to any Receivables to such Person.
(iv)Furnishing of Information. Provide such cooperation, information and assistance, and prepare and supply the Indenture Trustee with such data regarding the performance by the Obligors of their obligations under the Receivables and the performance by the Issuer and Servicer of their respective obligations under the Transaction Documents, as may be reasonably requested by the Indenture Trustee or any Notice Person from time to time.
(v)Performance and Compliance with Receivables and Loans. At its expense, timely and fully perform and comply with all material provisions, covenants and other promises, if any, required to be observed by the Issuer under the Loans related to the Receivables.

4140-1700-0256.5

(vi)Collections Received. Hold in trust, and immediately (but in any event no later than two (2) Business Days following the date of receipt thereof) transfer to the Servicer for deposit into the Collection Account (subject to Section 5.4(a)) all Collections, if any, received from time to time by the Issuer.
(vii)Enforcement of Transaction Documents. Use commercially reasonable efforts to enforce all rights held by it under any of the Transaction Documents, shall not amend, supplement or otherwise modify any of the Transaction Documents and shall not waive any breach of any covenant contained thereunder without the prior written consent of the Required Noteholders. The Issuer shall take all actions necessary and desirable to enforce the Issuer’s rights and remedies under the Transaction Documents. The Issuer agrees that it will not waive timely performance or observance by the Servicer, the Depositor or the Seller of their respective duties under the Transaction Documents if the effect thereof would adversely affect any of the Secured Parties.
(viii)Separate Legal Entity. The Issuer hereby acknowledges that the Indenture Trustee and the Noteholders are entering into the transactions contemplated by this Indenture and the other Transaction Documents in reliance upon the Issuer’s identity as a legal entity separate from any other Person. Therefore, from and after the date hereof, the Issuer shall take all reasonable steps to continue the Issuer’s identity as a separate legal entity and to make it apparent to third Persons that the Issuer is an entity with assets and liabilities distinct from those of any other Person, and is not a division of any other Person. Without limiting the generality of the foregoing and in addition to and consistent with the covenant set forth herein, the Issuer shall take such actions as shall be required in order to remain in compliance with Section 2.02 of the Trust Agreement:
(ix)Minimum Net Worth. Have a net worth (in accordance with GAAP) of at least 1% of the outstanding principal amount of the Notes.
(x)Servicer’s Obligations. Cause the Servicer to comply with Sections 2.02(c), 2.09 and 2.10 of the Servicing Agreement.
(xi)Income Tax Characterization. For purposes of U.S. federal income, state and local income and franchise taxes, unless otherwise required by the relevant Governmental Authority, the Issuer will treat the Notes as debt.
(xii)PTP Transfer Restricted Interest. Promptly (i) notify the Indenture Trustee of the existence of each Note that constitutes a PTP Transfer Restricted Interest and (ii) following a request from the Indenture Trustee, confirm to the Indenture Trustee if any Note specified by the Indenture Trustee constitutes a PTP Transfer Restricted Interest.
Section 1.a. Negative Covenants. So long as any Notes are outstanding, the Issuer shall not, unless the Required Noteholders shall otherwise consent in writing:
(i)Sales, Liens, etc. Except pursuant to, or as contemplated by, the Transaction Documents, the Issuer shall not sell, transfer, exchange, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist voluntarily or, for a period in excess of thirty (30) days, involuntarily any Adverse Claims upon or with respect to any of its assets, including, without limitation, the Trust Estate, any interest therein or any right to receive any amount from or in respect thereof.
(ii)Claims, Deductions. Claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or other applicable Law) or assert any claim against any present

4140-1700-0256.5

or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate.
(iii)Mergers, Acquisitions, Sales, Subsidiaries, etc. The Issuer shall not:
(1)be a party to any merger or consolidation, or directly or indirectly purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, except for Permitted Investments, or sell, transfer, assign, convey or lease any of its property and assets (or any interest therein) other than pursuant to, or as contemplated by, this Indenture or the other Transaction Documents;
(2)make, incur or suffer to exist an investment in, equity contribution to, loan or advance to, or payment obligation in respect of the deferred purchase price of property from, any other Person, except for Permitted Investments or pursuant to the Transaction Documents;
(3)create any direct or indirect Subsidiary or otherwise acquire direct or indirect ownership of any equity interests in any other Person other than pursuant to the Transaction Documents; or
(4)enter into any transaction with any Affiliate except for the transactions contemplated by the Transaction Documents and other transactions upon fair and reasonable terms materially no less favorable to the Issuer than would be obtained in a comparable arm’s length transaction with a Person not an Affiliate.
(ii)Change in Business Policy. The Issuer shall not make any change in the character of its business which would impair in any material respect the collectability of any Receivable.
(iii)Other Debt. Except as provided for herein, the Issuer shall not create, incur, assume or suffer to exist any Indebtedness whether current or funded, other than (i) the Notes, (ii) Indebtedness of the Issuer representing fees, expenses and indemnities arising hereunder or under the Transfer Agreement for the purchase price of the Receivables under the Transfer Agreement and (iii) other Indebtedness permitted pursuant to Section 8.3(h).
(iv)Certificate of Trust and Trust Agreement. The Issuer shall not amend its certificate of trust or the Trust Agreement unless the Required Noteholders have agreed to such amendment or as authorized by the Trust Agreement.
(v)Financing Statements. The Issuer shall not authorize the filing of any financing statement (or similar statement or instrument of registration under the Laws of any jurisdiction) or statements relating to the Trust Estate other than the financing statements authorized and filed in connection with and pursuant to the Transaction Documents.
(vi)Business Restrictions. The Issuer shall not (i) engage in any business or transactions, or be a party to any documents, agreements or instruments, other than the Transaction Documents or those incidental to the purposes thereof, or (ii) make any expenditure for any assets (other than Receivables) if such expenditure, when added to other such expenditures made during the same calendar year would, in the aggregate, exceed Ten Thousand Dollars ($10,000); provided, however, that the foregoing will not restrict the Issuer’s ability to pay servicing compensation as provided herein and, so long as no Default, Event of Default or Rapid Amortization Event shall have occurred and be continuing, the Issuer’s ability to make payments or distributions legally made to the Issuer’s beneficiaries.

4140-1700-0256.5

(vii)ERISA Matters.
(5)To the extent applicable, the Issuer will not (A) engage or permit any of its respective ERISA Affiliates, in each case over which the Issuer has control, to engage in any prohibited transaction (as defined in Section 4975 of the Code and Section 406 of ERISA) for which an exemption is not available or has not previously been obtained from the U.S. Department of Labor; (B) fail to make, or permit any of the Seller, the Depositor, the initial Servicer or any of their respective ERISA Affiliates, in each case over which the Issuer has control, to fail to make, any payments to any Multiemployer Plan that the Issuer, the Depositor, the Seller, the initial Servicer or any of their respective ERISA Affiliates is required to make under the agreement relating to such Multiemployer Plan or any Law pertaining thereto; (C) terminate, or permit any of the Seller, the Depositor, the initial Servicer or any of their respective ERISA Affiliates, in each case over which the Issuer has control, to terminate, any Pension Plan so as to result in any liability to the Issuer, the initial Servicer, the Depositor, the Seller or any of their ERISA Affiliates; or (D) permit to exist any occurrence of any reportable event described in Title IV of ERISA with respect to a Pension Plan, if such prohibited transactions, failures to make payment, terminations and reportable events described in clauses (A), (B), (C) and (D) above would in the aggregate have a Material Adverse Effect.
(6)The Issuer will not permit to exist any failure to satisfy the minimum funding standard (as described in Section 302 of ERISA and Section 412 of the Code) with respect to any Pension Plan.
(7)The Issuer will not cause or permit, nor permit any of its ERISA Affiliates over which the Issuer has control, to cause or permit, the occurrence of an ERISA Event with respect to any Pension Plans that could result in a Material Adverse Effect.
(iv)Name; Jurisdiction of Organization. The Issuer will not change its name or its jurisdiction of organization (within the meaning of the applicable UCC) without prior written notice to the Indenture Trustee. Prior to or upon a change of its name, the Issuer will make all filings (including filings of financing statements on form UCC-1) and recordings necessary to maintain the perfection of the interest of the Indenture Trustee in the Trust Estate pursuant to this Indenture. The Issuer further agrees that it will not become or seek to become organized under the Laws of more than one jurisdiction. In the event that the Issuer desires to so change its jurisdiction of organization or change its name, the Issuer will make any required filings and prior to actually making such change the Issuer will deliver to the Indenture Trustee (i) an Officer’s Certificate and an Opinion of Counsel confirming that all required filings have been made to continue the perfected interest of the Indenture Trustee in the Trust Estate in respect of such change and (ii) copies of all such required filings with the filing information duly noted thereon by the office in which such filings were made.
(v)Tax Matters. The Issuer will not take any action that could cause, and will not omit to take any action, which omission could cause, the Issuer to become taxable as a corporation for U.S. federal income tax purposes.
(vi)Accounts. The Issuer shall not maintain any bank accounts other than the Trust Accounts; provided, however, that the Issuer may maintain a general bank account to, among other things, receive and hold funds distributed to it, and to pay ordinary-course operating expenses, as applicable. Except as set forth in the Servicing Agreement the Issuer shall not make, nor will it permit the Seller or Servicer to make, any change in its instructions to Obligors regarding payments to be made to the Servicer Account (as defined in the Servicing Agreement). The Issuer shall not add any additional Trust Accounts unless the Indenture Trustee (subject to

4140-1700-0256.5

Section 15.1 hereto) shall have consented thereto and received a copy of any documentation with respect thereto. The Issuer shall not terminate any Trust Accounts or close any Trust Accounts unless the Indenture Trustee shall have received at least thirty (30) days’ prior notice of such termination and (subject to Section 15.1 hereto) shall have consented thereto.
Section 1.b. Further Instruments and Acts. The Issuer will execute and deliver such further instruments, furnish such other information and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.
Section 1.c. Appointment of Successor Servicer. If the Indenture Trustee has given notice of termination to the Servicer of the Servicer’s rights and powers pursuant to Section 2.01 of the Servicing Agreement, as promptly as possible thereafter, the Indenture Trustee shall appoint a successor servicer in accordance with Section 2.01 of the Servicing Agreement.
Section 1.d. Perfection Representations. The parties hereto agree that the Perfection Representations shall be a part of this Indenture for all purposes.
ARTICLE 9.

RAPID AMORTIZATION EVENTS AND REMEDIES
Section 1.e. Rapid Amortization Events. If any one of the following events shall occur (each, a “Rapid Amortization Event”):
(vii)a Cumulative Default Ratio Amortization Event; or
(viii)a Servicer Default or an Event of Default;
then, in the case of any event described in clause (a) through (b) above, a Rapid Amortization Event shall occur unless, without any notice or other action on the part of the Indenture Trustee or the affected Holders immediately upon the occurrence of such event. The Required Noteholders may waive any Rapid Amortization Event and its consequences.
ARTICLE 10.

REMEDIES
Section 1.j. Events of Default. An “Event of Default”, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
(1)default in the payment of any interest on the Notes the most senior class of Notes then outstanding on any Payment Date, and such default shall continue (and shall not have been waived by the Required Noteholders) for a period of five (5) Business Days after receipt of notice thereof from the Indenture Trustee;
(2)default in the payment of the principal of or any installment of the principal of any Class of Notes when the same becomes due and payable on the Legal Final Payment Date;

4140-1700-0256.5

(3)the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer, the Depositor, Oportun, LLC, the Seller, the Servicer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer’s affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days;
(4)the commencement by the Issuer, the Depositor, Oportun, LLC, the Seller or the Servicer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar Law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such Law, or the consent by the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing;
(5)either (w) a failure on the part of the Issuer duly to observe or perform any other covenants or agreements of the Issuer set forth in this Indenture, (x) a failure on the part of the Depositor duly to observe or perform any other covenants or agreements of the Depositor set forth in the Transfer Agreement, (y) a failure on the part of the Seller duly to observe or perform any other covenants or agreements of the Seller set forth in the Purchase Agreement or (z) a failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in the Servicing Agreement, which failure, in any such case, has a material adverse effect on the interests of the Noteholders (as reasonably determined by the Required Noteholders) and which continues unremedied for a period of thirty (30) days after the date on which notice of such failure, requiring the same to be remedied, shall have been given by registered or certified mail to the Issuer, the Depositor, the Seller or the Servicer, as applicable, by the Indenture Trustee, or to the Issuer, the Depositor, the Seller or the Servicer, as applicable, and the Indenture Trustee by the Required Noteholders;
(6)either (w) any representation, warranty or certification made by the Issuer in this Indenture or in any certificate delivered pursuant to this Indenture shall prove to have been inaccurate when made or deemed made, (x) any representation, warranty or certification made by the Depositor in the Transfer Agreement or in any certificate delivered pursuant to the Transfer Agreement shall prove to have been inaccurate when made or deemed made or (y) any representation, warranty or certification made by the Seller in the Purchase Agreement or in any certificate delivered pursuant to the Purchase Agreement shall prove to have been inaccurate when made or deemed made and, in any such case, such inaccuracy has a material adverse effect on the Noteholders (as reasonably determined by the Required Noteholders) and which continues unremedied for a period of thirty (30) days after the date on which a notice specifying such incorrect representation or warranty and requiring the same to be remedied, shall have been given by registered or certified mail to the Issuer, the Depositor or the Seller, as applicable, by the Indenture Trustee, or to the Issuer, the Depositor or the Seller, as applicable, and the Indenture Trustee by the Required Noteholders;
(7)the Indenture Trustee shall cease to have a first-priority perfected security interest in all or a material portion of the Trust Estate;

4140-1700-0256.5

(8)the Issuer shall have become subject to regulation by the Securities and Exchange Commission as an “investment company” under the Investment Company Act;
(9)the Issuer shall become taxable as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes; or
(10)a lien shall be filed pursuant to Section 430 or Section 6321 of the Code with regard to the Issuer and such lien shall not have been released within thirty (30) days.
Section 1.z. Rights of the Indenture Trustee Upon Events of Default.
(i)If and whenever an Event of Default (other than in clause (iii) and (iv) of Section 10.1) shall have occurred and be continuing, the Indenture Trustee may, and at the written direction of the Required Noteholders shall, cause the principal amount of all Notes outstanding to be immediately due and payable at par, together with interest thereon. If an Event of Default with respect to the Issuer specified in clause (iii) or (iv) of Section 10.1 shall occur, all unpaid principal of and accrued interest on all the Notes outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Indenture Trustee or any Noteholder. If an Event of Default shall have occurred and be continuing, the Indenture Trustee may exercise from time to time any rights and remedies available to it under applicable Law and Section 10.4. Any amounts obtained by the Indenture Trustee on account of or as a result of the exercise by the Indenture Trustee of any right shall be held by the Indenture Trustee as additional collateral for the repayment of the Secured Obligations and shall be applied in accordance with Article 5 hereof.
(ii)If an Event of Default shall have occurred and be continuing, then at any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article 10 provided, the Required Noteholders, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:
(1)the Issuer has paid to or deposited with the Indenture Trustee a sum sufficient to pay
(a)all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and
(b)all sums paid by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements of the Indenture Trustee and its agents and counsel; and
(1)all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 10.6.
No such rescission shall affect any subsequent default or impair any right consequent thereto.
(iii)Additional Remedies. In addition to any rights and remedies now or hereafter granted hereunder or under applicable Law with respect to the Trust Estate, the Indenture Trustee

4140-1700-0256.5

shall have all of the rights and remedies of a secured party under the UCC as enacted in any applicable jurisdiction.
Section 1.k. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.
(iv)The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five (5) days, or (ii) default is made in the payment of the principal of any Note when the same becomes due and payable on the Legal Final Payment Date, the Issuer will pay to it, for the benefit of the Noteholders, the whole amount then due and payable on such Notes for principal, interest and other amounts, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Note Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.
(v)If an Event of Default occurs and is continuing, the Indenture Trustee may (in its discretion) and, at the written direction of the Required Noteholders, shall proceed to protect and enforce its rights and the rights of the Secured Parties by such appropriate Proceedings to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by Law; provided, however, that the Indenture Trustee shall sell or otherwise liquidate the Trust Estate or any portion thereof only in accordance with Section 10.4(d).
(vi)In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all the Secured Parties, and it shall not be necessary to make any such Person a party to any such Proceedings.
(vii)In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar Law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal or other amount of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:
(2)to file and prove a claim or claims for the whole amount of principal, interest and other amounts owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Secured Parties allowed in such Proceedings;

4140-1700-0256.5

(3)unless prohibited by applicable Law, to vote on behalf of the Secured Parties in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;
(4)to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Secured Parties and of the Indenture Trustee on their behalf; and
(5)to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Secured Parties allowed in any judicial Proceedings relative to the Issuer, its creditors and its property;
and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Secured Parties to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Secured Parties, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence, bad faith or willful misconduct.
(viii)Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Secured Party any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Secured Party or to authorize the Indenture Trustee to vote in respect of the claim of any Secured Party in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.
(ix)All rights of action and of asserting claims under this Indenture or under any of the Notes may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the Secured Parties.
Section 1.a. Remedies. If an Event of Default shall have occurred and be continuing, the Indenture Trustee may and, at the written direction of the Required Noteholders, shall do one or more of the following:
(x)institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable under the Transaction Documents, enforce any judgment obtained, and collect from the Issuer and any other obligor under the Transaction Documents moneys adjudged due;
(xi)institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;
(xii)subject to the limitations set forth in clause (d) below, exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Secured Parties; and

4140-1700-0256.5

(xiii)sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by Law; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default unless:
(6)the Holders of 100% of the outstanding Notes direct such sale and liquidation,
(7)the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid with respect to all outstanding Notes for principal and interest and any other amounts due Noteholders, or
(8)the Indenture Trustee determines that the proceeds of the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on all outstanding Notes as such amounts would have become due if such Notes had not been declared due and payable and the Required Noteholders direct such sale and liquidation.
In determining such sufficiency or insufficiency with respect to clauses (d)(ii) and (d)(iii), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Receivables in the Trust Estate for such purpose.
The Indenture Trustee may maintain a Proceeding even if it does not possess any of the Notes or does not produce any of them in the Proceeding, and any such Proceeding instituted by the Indenture Trustee shall be in its own name as trustee. All remedies are cumulative to the extent permitted by Law.
Section 1.a. [Reserved].
Section 1.b. Waiver of Past Events. If an Event of Default shall have occurred and be continuing, prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 10.2(a), the Required Noteholders may waive any past Default or Event of Default and its consequences except a Default in payment of principal of any of the Notes. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.
Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.
Section 1.c. Limitation on Suits. No Noteholder have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:
(1)such Noteholder or Certificateholder previously has given written notice to the Indenture Trustee of a continuing Event of Default;

4140-1700-0256.5

(2)the Holders of not less than 25% of the outstanding principal amount of all Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;
(3)such Noteholder has offered and provided to the Indenture Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;
(4)the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and
(5)no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty (60) day period by the Required Noteholders;
it being understood and intended that no one or more Noteholder shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholder or to obtain or to seek to obtain priority or preference over any other Noteholder or to enforce any right under this Indenture, except in the manner herein provided.
In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Secured Parties, each representing less than the Required Noteholders, the Indenture Trustee shall proceed in accordance with the request of the greater majority of the outstanding principal amount or par value of the Notes, as determined by reference to such requests.
Section 1.d. Unconditional Rights of Holders to Receive Payment; Withholding Taxes.
(i)Notwithstanding any other provision of this Indenture except as provided in Section 10.8(b) and (c), the right of any Noteholder to receive payment of principal, interest or other amounts, if any, on the Note, on or after the respective due dates expressed in the Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date), or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Noteholder.
(ii)Promptly upon request, each Noteholder shall provide to the Indenture Trustee and/or the Issuer (or other person responsible for withholding of taxes, including but not limited to FATCA Withholding Tax, or delivery of information under FATCA) with the Tax Information.
(iii)The Paying Agent shall (or if the Indenture Trustee is not the Paying Agent, the Indenture Trustee shall cause the Paying Agent to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee that such Paying Agent shall) comply with the provisions of this Indenture applicable to it, comply with all requirements of the Code with respect to the withholding from any payments to Noteholders, including FATCA Withholding Tax (including obtaining and retaining from Persons entitled to payments with respect to the Notes any Tax Information and making any withholdings with respect to the Notes as required by the Code (including FATCA) and paying over such withheld amounts to the appropriate Governmental Authority), comply with respect to any applicable reporting requirements in connection with any payments to Noteholders, and, upon request, provide any Tax Information to the Issuer.

4140-1700-0256.5

Section 1.e. Restoration of Rights and Remedies. If any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee, the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.
Section 1.f. The Indenture Trustee May File Proofs of Claim. The Indenture Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and the Noteholders allowed in any judicial Proceedings relative to the Issuer (or any other obligor upon the Notes), its creditors or its property, and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claim and any custodian in any such judicial Proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders to pay the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 11.6 and 11.17. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 11.6 and 11.17 out of the estate in any such Proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, notes and other properties which the Noteholders may be entitled to receive in such Proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such Proceeding.
Section 1.g. Priorities. Following the declaration of an Event of Default or a Rapid Amortization Event pursuant to Section 9.1 or 10.2, all amounts in the Collection Account and the Reserve Account, including any money or property collected pursuant to Section 10.4 (after deducting the reasonable costs and expenses of such collection), shall be applied by the Indenture Trustee on the related Payment Date in accordance with the provisions of Article 5.
The Indenture Trustee may fix a record date and payment date for any payment to Secured Parties pursuant to this Section. At least fifteen (15) days before such record date the Issuer shall mail to each Secured Party and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.
Section 1.h. Undertaking for Costs. All parties to this Indenture agree, and each Secured Party shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the

4140-1700-0256.5

merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the aggregate outstanding principal balance of the Notes on the date of the filing of such action, or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).
Section 1.i. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Secured Parties is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by Law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
Section 1.j. Delay or Omission Not Waiver. No delay or omission of the Indenture Trustee or any Secured Party to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article 10 or by Law to the Indenture Trustee or to the Secured Parties may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Secured Parties, as the case may be.
Section 1.k. Control by Noteholders. The Required Noteholders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:
(2)such direction shall not be in conflict with any Law or with this Indenture;
(3)subject to the express terms of Section 10.4, any direction to the Indenture Trustee to sell or liquidate the Receivables shall be by the Holders of Notes representing not less than 100% of the aggregate outstanding principal balance of all the Notes;
(4)the Indenture Trustee shall have been provided with indemnity satisfactory to it; and
(5)the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;
provided, however, that, subject to Section 11.1, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.
Section 1.l. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension Law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such Law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture

4140-1700-0256.5

Trustee, but will suffer and permit the execution of every such power as though no such Law had been enacted.
Section 1.m. Action on Notes. The Indenture Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Secured Parties shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.
Section 1.n. Performance and Enforcement of Certain Obligations.
(iv)The Issuer agrees to take all such lawful action as is necessary and desirable to compel or secure the performance and observance by the Seller, the Depositor, the Depositor Loan Trustee, the Parent and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Transaction Documents in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Transaction Documents, including the transmission of notices of default on the part of the Seller, the Depositor, the Depositor Loan Trustee, the Parent or the Servicer thereunder and the institution of legal or administrative actions or Proceedings to compel or secure performance by the Seller, the Depositor, the Depositor Loan Trustee, the Parent or the Servicer of each of their obligations under the Transaction Documents.
(v)If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing) of the Required Noteholders shall, subject to Section 10.2(b), exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller, the Parent or the Servicer under or in connection with the Transaction Documents, including the right or power to take any action to compel or secure performance or observance by the Seller, the Parent or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Transaction Documents, and any right of the Issuer to take such action shall be suspended.
(vi)The Issuer may contract with other Persons, including the Administrator, to assist it in performing its duties under this Indenture, and any performance of such duties by the Administrator or another Person identified to the Indenture Trustee in an Officer’s Certificate of the Administrator shall satisfy the obligations of the Issuer with respect thereto. Initially, the Issuer has contracted with the Administrator, and the Administrator has agreed, to the extent specified in the Trust Agreement, to assist the Issuer in performing its duties under this Indenture.
Section 1.o. Reassignment of Surplus. Promptly after termination of this Indenture and the payment in full of the Secured Obligations, any proceeds of all the Receivables and other assets in the Trust Estate received or held by the Indenture Trustee shall be turned over to the Issuer and the Receivables and other assets in the Trust Estate shall be released to the Issuer by the Indenture Trustee without recourse to the Indenture Trustee and without any representations, warranties or agreements of any kind.

4140-1700-0256.5

ARTICLE 11.

THE INDENTURE TRUSTEE
Section 1.p. Duties of the Indenture Trustee.
(vii)If an Event of Default has occurred and is continuing, and of which a Trust Officer of the Indenture Trustee has written notice, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture and any related document, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs; provided, however, that the Indenture Trustee shall have no liability in connection with any action or inaction taken, or not taken, by it upon the deemed occurrence of an Event of Default of which a Trust Officer has not received written notice; and provided, further that the preceding sentence shall not have the effect of insulating the Indenture Trustee from liability arising out of the Indenture Trustee’s negligence or willful misconduct.
(viii)Except during the occurrence and continuance of an Event of Default of which a Trust Officer of the Indenture Trustee has written notice:
(1)the Indenture Trustee undertakes to perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture or any related document against the Indenture Trustee; and
(2)in the absence of bad faith on its part, the Indenture Trustee may conclusively rely (without independent confirmation, verification, inquiry or investigation of the contents thereof), as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture and, if applicable, the Transaction Documents to which the Indenture Trustee is a party, provided, further, that the Indenture Trustee shall not be responsible for the accuracy or content of any of the aforementioned documents and the Indenture Trustee shall have no obligation to verify or recompute any numeral information provided to it pursuant to the Transaction Documents.
(i)No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct except that:
(3)this clause does not limit the effect of clause (b) of this Section 11.1;
(4)the Indenture Trustee shall not be personally liable for any error of judgment made in good faith by a Trust Officer or Trust Officers of the Indenture Trustee, unless it is conclusively determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review that the Indenture Trustee was negligent in ascertaining the pertinent facts;
(5)the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to the terms of this Indenture or the Transaction Documents;

4140-1700-0256.5

(6)the Indenture Trustee shall not be charged with knowledge of any failure by the Servicer referred to in clauses (a)-(g) of Section 2.04 of the Servicing Agreement unless a Trust Officer of the Indenture Trustee obtains actual knowledge of such failure or the Indenture Trustee receives written notice of such failure from the Servicer or any Holders of Notes evidencing not less than 10% of the aggregate outstanding principal balance or par value of the Notes adversely affected thereby.
(ix)Notwithstanding anything to the contrary contained in this Indenture or any of the Transaction Documents, no provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if there is reasonable ground (as determined by the Indenture Trustee in its sole discretion) for believing that the repayment of such funds or adequate indemnity against such risk is not reasonably assured to it by the security afforded to it by the terms of this Indenture.
(x)Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Article and to the provisions of the TIA (if this Indenture is required to be qualified under the TIA).
(xi)The Indenture Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Servicing Agreement.
(xii)Without limiting the generality of this Section 11.1 and subject to the other provisions of this Indenture, the Indenture Trustee shall have no duty (i) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof or to see to the validity, perfection, continuation, or value of any lien or security interest created herein, (ii) to see to the payment or discharge of any tax, assessment or other governmental Lien owing with respect to, assessed or levied against any part of the Issuer, (iii) to confirm or verify the contents of any reports or certificates delivered to the Indenture Trustee pursuant to this Indenture or the Servicing Agreement believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties, (iv) to determine whether any Receivables is an Eligible Receivable or to inspect the Receivables at any time or ascertain or inquire as to the performance or observance of any of the Issuer’s, the Seller’s, the Parent’s or the Servicer’s representations, warranties or covenants or the Servicer’s duties and obligations as Servicer and as Custodian of the Receivable Files under the Servicer Transaction Documents, (v) the acquisition or maintenance of any insurance, or (vi) to determine when a Repurchase Event or a Depositor Repurchase Event occurs. The Indenture Trustee shall be authorized to, but shall in no event have any duty or responsibility to, file any financing or continuation statements or record any documents or instruments in any public office at any time or times or otherwise perfect or maintain any security interest in the Trust Estate.
(xiii)Subject to Section 11.1(d), in the event that the Paying Agent or the Transfer Agent and Registrar (if other than the Indenture Trustee) shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Indenture, the Indenture Trustee shall be obligated as soon as practicable upon written notice to a Trust Officer thereof and receipt of appropriate records and information, if any, to perform such obligation, duty or agreement in the manner so required.
(xiv)Without limiting the Indenture Trustee’s obligations under the Servicing Agreement, no provision of this Indenture shall be construed to require the Indenture Trustee to

4140-1700-0256.5

perform, or accept any responsibility for the performance of, the obligations of the Servicer hereunder.
(xv)Subject to Section 11.4, all moneys received by the Indenture Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by Law or the Transaction Documents.
(xvi)Except as otherwise required or permitted by the TIA (if this Indenture is required to be qualified under the TIA), nothing contained herein shall be deemed to authorize the Indenture Trustee to engage in any business operations or any activities other than those set forth in this Indenture. Specifically, the Indenture Trustee shall have no authority to engage in any business operations, acquire any assets other than those specifically included in the Trust Estate under this Indenture or otherwise vary the assets held by the Issuer. Similarly, the Indenture Trustee shall have no discretionary duties other than performing those ministerial acts set forth above necessary to accomplish the purpose of this Indenture.
(xvii)The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any Default or Event of Default unless a Trust Officer of the Indenture Trustee shall have received written notice thereof. In the absence of receipt of such notice, the Indenture Trustee may conclusively assume that there is no Default or Event of Default.
(xviii)[Reserved].
(xix)The Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Issuer, the Servicer and/or a specified percentage of Noteholders under circumstances in which such direction is required or permitted by the terms of this Indenture or other Transaction Document.
(xx)The enumeration of any permissive right or power herein or in any other Transaction Document available to the Indenture Trustee shall not be construed to be the imposition of a duty.
(xxi)The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may separately agree in writing with the Issuer.
(xxii)Every provision of the Indenture or any related document relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Article.
(xxiii)The Indenture Trustee shall not be responsible for or have any liability for the collection of any Loans or Receivables or the recoverability of any amounts from an Obligor or any other Person owing any amounts as a result of any Loans or Receivables, including after any default of any Obligor or any other such Person.
Section 1.q. Rights of the Indenture Trustee. Except as otherwise provided by Section 11.1:
(i)The Indenture Trustee may conclusively rely on and shall be protected in acting upon or refraining from acting upon and in accord with, without any duty to verify the contents or recompute any calculations therein, any document (whether in its original or facsimile form), including the Monthly Servicer Report, the annual Servicer’s certificate, the monthly payment instructions and notification to the Indenture Trustee, the Monthly Statement, any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument,

4140-1700-0256.5

opinion, report, notice, request, consent, order, appraisal, bond or other paper or document, believed by it to be genuine and to have been signed by or presented by the proper Person. Without limiting the Indenture Trustee’s obligations to examine pursuant to Section 11.1(b)(ii), the Indenture Trustee need not investigate any fact or matter stated in the document.
(ii)Before the Indenture Trustee acts or refrains from acting, the Indenture Trustee may require an Officer’s Certificate or an Opinion of Counsel or consult with counsel of its selection and the Officer’s Certificate or the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.
(iii)The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, custodians and nominees and the Indenture Trustee shall not be liable for any misconduct or negligence on the part of, or for the supervision of, any such agent or attorneys, custodian or nominee so long as such agent, custodian or nominee is appointed with due care.
(iv)The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture; provided, however, that the Indenture Trustee’s conduct does not constitute willful misconduct or negligence.
(v)The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity satisfactory to the Indenture Trustee (in its sole discretion) against the costs, expenses (including attorneys’ fees and expenses) and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Indenture Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.
(vi)The Indenture Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (including, the Monthly Servicer’s Report, the annual Servicer’s certificate, the monthly payment instructions and notification to the Indenture Trustee or the Monthly Statement), unless requested in writing so to do by the Holders of Notes evidencing not less than 25% of the aggregate outstanding principal balance or par value of the Notes, but the Indenture Trustee may, but is not obligated to, make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney at the sole cost of the Issuer and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require indemnity satisfactory to it against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Indenture Trustee, shall be reimbursed by the Person making such request.

4140-1700-0256.5

(vii)The Indenture Trustee shall have no liability for the selection of Permitted Investments and shall not be liable for any losses or liquidation penalties in connection with Permitted Investments, unless such losses or liquidation penalties were incurred through the Indenture Trustee’s own willful misconduct or negligence. The Indenture Trustee shall have no obligation to invest or reinvest any amounts except as directed by the Issuer (or the initial Servicer) in accordance with this Indenture. Notwithstanding the foregoing, if the initial Servicer is removed or replaced, the selected Permitted Investment for investment or reinvestment as provided in this Indenture shall be as in effect on the date of such removal or replacement.
(viii)The Indenture Trustee shall not be liable for the acts or omissions of any successor to the Indenture Trustee so long as such acts or omissions were not the result of the negligence, bad faith or willful misconduct of the predecessor Indenture Trustee.
(ix)The rights, privileges, protections, immunities and benefits given to the Indenture Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Indenture Trustee and the entity serving as Indenture Trustee (a) in each of its capacities hereunder and under the Transaction Documents, and to each agent, custodian and other Person employed to act hereunder or thereunder and (b) in each document to which it is a party (in any capacity) whether or not specifically set forth herein or therein; provided that the Securities Intermediary and the Depositary Bank shall comply with Section 5.3.
(x)Except as may be required by Sections 11.1(b)(ii), 11.2(a) and 11.2(f), the Indenture Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Trust Estate for the purpose of establishing the presence or absence of defects, the compliance by the Seller, the Parent or the Servicer with their respective representations and warranties or for any other purpose.
(xi)Without limiting the Indenture Trustee’s obligation to examine pursuant to Section 11.1(b)(ii), the Indenture Trustee shall not be bound to make any investigation into (i) the performance or observance by the Issuer, any Servicer or any other Person of any of the covenants, agreements or other terms or conditions set forth in this Indenture or in any related document, (ii) the occurrence of any default, or the validity, enforceability, effectiveness or genuineness of this Indenture, any related document or any other agreement, instrument or document, (iii) the creation, perfection or priority of any Lien purported to be created by this Indenture or any related document, (iv) the value or the sufficiency of any collateral or (v) the satisfaction of any condition set forth in this Indenture or any related document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer or any Servicer, personally or by agent or attorney, and shall incur no liability of any kind by reason of such inquiry or investigation.
(xii)In no event shall the Indenture Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.
(xiii)The Indenture Trustee may, from time to time, request that the Issuer and any other applicable party deliver a certificate (upon which the Indenture Trustee may conclusively rely) setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture or any related document together with a specimen signature of such authorized officers; provided, however, that from time to time, the Issuer or such other applicable party may, by delivering to the Indenture Trustee a revised certificate, change the information previously provided by it pursuant to the Indenture, but the Indenture

4140-1700-0256.5

Trustee shall be entitled to conclusively rely on the then current certificate until receipt of a superseding certificate.
(xiv)The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture or any related document shall not be construed as a duty.
(xv)Except for notices, reports and other documents expressly required to be furnished to the Holders by the Indenture Trustee hereunder, the Indenture Trustee shall not have any duty or responsibility to provide any Holder with any other information concerning the Issuer, the servicer or any other parties to any related documents which may come into the possession of the Indenture Trustee or any of its officers, directors, employees, agents, representatives or attorneys-in-fact.
(xvi)If the Indenture Trustee requests instructions from the Issuer, the Administrator or the Holders with respect to any action or omission in connection with this Indenture, the Indenture Trustee shall be entitled (without incurring any liability therefor) to refrain from taking such action and continue to refrain from acting unless and until the Indenture Trustee shall have received written instructions from the Issuer, the Administrator or the Holders, as applicable, with respect to such request.
(xvii)In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering (“Applicable Law”), the Indenture Trustee is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Indenture Trustee. Accordingly, each of the parties agrees to provide to the Indenture Trustee upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Indenture Trustee to comply with Applicable Law.
(xviii)In no event shall the Indenture Trustee be liable for any failure or delay in the performance of its obligations under this Indenture or any related documents because of circumstances beyond the Indenture Trustee’s control, including, but not limited to, a failure, termination, or suspension of a clearing house, securities depositary, settlement system or central payment system in any applicable part of the world or acts of God, flood, war (whether declared or undeclared), civil or military disturbances or hostilities, nuclear or natural catastrophes, political unrest, explosion, severe weather or accident, earthquake, terrorism, fire, riot, labor disturbances, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like (whether domestic, federal, state, county or municipal or foreign) which delay, restrict or prohibit the providing of the services contemplated by this Indenture or any related documents, or the unavailability of communications or computer facilities, the failure of equipment or interruption of communications or computer facilities, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility, or any other causes beyond the Indenture Trustee’s control whether or not of the same class or kind as specified above.
(xix)The Indenture Trustee shall not be liable for failing to comply with its obligations under this Indenture in so far as the performance of such obligations is dependent upon the timely receipt of instructions and/or other information from any other Person which are not received or not received by the time required.
(xx)The Indenture Trustee shall be fully justified in failing or refusing to take any action under this Indenture or any other related document if such action (A) would, in the reasonable opinion of the Indenture Trustee, in good faith (which may be based on the advice or

4140-1700-0256.5

opinion of counsel), be contrary to applicable Law, this Indenture or any other related document, or (B) is not provided for in the Indenture or any other related document.
(xxi)The Indenture Trustee shall not be required to take any action under this Indenture or any related document if taking such action (A) would subject the Indenture Trustee to a tax in any jurisdiction where it is not then subject to a tax, or (B) would require the Indenture Trustee to qualify to do business in any jurisdiction where it is not then so qualified.
(xxii)The Indenture Trustee shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument or document other than this Indenture or any other Transaction Document to which it is a party, whether or not an original or a copy of such agreement has been provided to the Indenture Trustee.
(xxiii)The Indenture Trustee shall have no obligation or duty to determine or otherwise monitor any Person’s compliance with the Credit Risk Retention Rules or any other laws, rules or regulations of any other jurisdiction related to risk retention.
Section 1.r. Indenture Trustee Not Liable for Recitals in Notes. The Indenture Trustee assumes no responsibility for the correctness of the recitals contained in this Indenture and in the Notes (other than the signature and authentication of the Indenture Trustee on the Notes). Except as set forth in Section 11.16, the Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes (other than the signature and authentication of the Indenture Trustee on the Notes) or of any asset of the Trust Estate or related document. The Indenture Trustee shall not be accountable for the use or application by the Issuer or the Seller of any of the Notes or of the proceeds of such Notes, or for the use or application of any funds paid to the Seller or to the Issuer in respect of the Trust Estate or deposited in or withdrawn from the Collection Account or the Reserve Account by the Servicer.
Section 1.s. Individual Rights of the Indenture Trustee; Multiple Capacities. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or an Affiliate of the Issuer with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Transfer Agent and Registrar, Certificate Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 11.9 and 11.11. It is expressly acknowledged, agreed and consented to that Wilmington Trust, National Association will be acting in the capacities of Indenture Trustee, Paying Agent, Depositary Bank, Certificate Registrar and Securities Intermediary. Wilmington Trust, National Association may, in such multiple capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Wilmington Trust, National Association of express duties set forth in this Indenture or any other Transaction Documents in any such capacities, all of which defenses, claims or assertions are hereby expressly waived by the Issuer, the Holders and any other Person having rights pursuant hereto or thereto and to disclaim any potential liability. Notwithstanding any provision herein to the contrary, the Certificate Registrar shall be an express third-party beneficiary to this Indenture, entitled to enforce its rights hereunder as if a direct party hereto.
Section 1.t. Notice of Defaults. If a Default, Event of Default or Rapid Amortization Event occurs and is continuing and if a Trust Officer of the Indenture Trustee receives written notice or has actual knowledge thereof, the Indenture Trustee shall promptly provide each Notice Person (and, with respect to any Event of Default or Rapid

4140-1700-0256.5

Amortization Event, each Noteholder), to the extent possible by email or facsimile, and, otherwise, by first class mail at their respective addresses appearing in the Note Register.
Section 1.u. Compensation.
(xxiv)To the extent not otherwise paid pursuant to the Indenture, the Issuer covenants and agrees to pay to the Indenture Trustee from time to time, and the Indenture Trustee shall be entitled to receive, such compensation as the Issuer and the Indenture Trustee shall agree in writing from time to time (which compensation shall not be limited by any provision of Law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Indenture Trustee, and, the Issuer will pay or reimburse the Indenture Trustee (without reimbursement from the Collection Account, the Reserve Account or otherwise) all reasonable expenses, disbursements and advances (including legal fees and costs and costs of persons not regularly employed by the Indenture Trustee) incurred or made by the Indenture Trustee in accordance with any of the provisions of this Indenture except any such expense, disbursement or advance as may arise from its own willful misconduct or negligence.
(xxv)The obligations of the Issuer under this Section 11.6 shall survive the termination of this Indenture and the resignation or removal of the Indenture Trustee.
Section 1.v. Replacement of the Indenture Trustee.
(xiii)A resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee shall become effective only upon the successor Indenture Trustee’s acceptance of appointment as provided in this Section 11.7.
(xiv)The Indenture Trustee may, after giving sixty (60) days’ prior written notice to the Issuer and the Servicer, resign at any time and be discharged from the trust hereby created; provided, however, that no such resignation of the Indenture Trustee shall be effective until a successor trustee has assumed the obligations of the Indenture Trustee hereunder. The Issuer may remove the Indenture Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Indenture Trustee so removed and one copy to the successor trustee if:
(1)the Indenture Trustee fails to comply with Section 11.9;
(2)a court or federal or state bank regulatory agency having jurisdiction in the premises in respect of the Indenture Trustee shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee’s property, or ordering the winding-up or liquidation of the Indenture Trustee’s affairs;
(3)the Indenture Trustee consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee’s property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or
(4)the Indenture Trustee becomes incapable of acting.

4140-1700-0256.5

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason, the Issuer shall promptly appoint a successor Indenture Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning and one copy to the successor trustee.
(xxvi)If a successor Indenture Trustee does not take office within thirty (30) days after the retiring Indenture Trustee provides written notice of its resignation or is removed, the retiring Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.
A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring or removed Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall, at the expense of the Issuer, promptly transfer to the successor Indenture Trustee all property held by it as Indenture Trustee and all documents and statements held by it hereunder; provided, however, that all sums owing to the retiring Indenture Trustee hereunder (and its agents and counsel) have been paid, and the Issuer and the predecessor Indenture Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Indenture Trustee all such rights, powers, duties and obligations. Notwithstanding replacement of the Indenture Trustee pursuant to this Section 11.7, the Issuer’s obligations under Sections 11.6 and 11.17 shall continue for the benefit of the retiring Indenture Trustee.
(xxvii)Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section 11.7 shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to this Section 11.7 and payment of all fees and expenses owed to the retiring Indenture Trustee.
(xxviii)No successor Indenture Trustee shall accept appointment as provided in this Section 11.7 unless at the time of such acceptance such successor Indenture Trustee shall be eligible under the provisions of Section 11.9 hereof.
Section 1.w. Successor Indenture Trustee by Merger, etc. Any Person into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any Person succeeding to the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such Person shall be eligible under the provisions of Section 11.9 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.
In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

4140-1700-0256.5

Section 1.x. Eligibility: Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a) (if this Indenture is required to be qualified under the TIA).
The Indenture Trustee hereunder shall at all times be organized and doing business under the Laws of the United States of America or any State thereof authorized under such Laws to exercise corporate trust powers, having a long-term unsecured debt rating of at least BBB- (or the equivalent thereof) by a Rating Agency, having, in the case of an entity that is subject to risk-based capital adequacy requirements, risk-based capital of at least $50,000,000 or, in the case of an entity that is not subject to risk-based capital adequacy requirements, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to Law, then for the purpose of this Section 11.9, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.
The Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9) (if this Indenture is required to be qualified under the TIA); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.
In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 11.9, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 11.7.
Section 1.y. Appointment of Co-Indenture Trustee or Separate Indenture Trustee.
(xxiv)Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Secured Parties, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section 11.10 such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.9 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.7. No co-trustee shall be appointed without the consent of the Issuer unless such appointment is required as a matter of Law or to enable the Indenture Trustee to perform its functions hereunder. The appointment of any co-trustee or separate trustee shall not relieve the Indenture Trustee of any of its obligations hereunder.
(xxv)Every separate trustee and co-trustee shall, to the extent permitted by Law, be appointed and act subject to the following provisions and conditions:
(1)the Notes shall be authenticated and delivered solely by the Indenture Trustee or an authenticating agent appointed by the Indenture Trustee;
(2)all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the

4140-1700-0256.5

Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any Law (whether as Indenture Trustee hereunder or as successor to the Servicer under the Servicing Agreement), the Indenture Trustee shall be incompetent or unqualified to perform, such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;
(3)no trustee hereunder shall be personally liable by reason of any act or omission of any other trustees, hereunder, including acts or omissions of predecessor or successor trustees;
(4)the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and
(5)the Indenture Trustee shall remain primarily liable for the actions of any co-trustee.
(xxix)Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article 11. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee and a copy thereof given to the Servicer.
(xxx)Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by Law, to do any lawful act under or in respect to this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by Law, without the appointment of a new or successor Indenture Trustee.
Section 1.z. Preferential Collection of Claims Against the Issuer. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b) (if this Indenture is required to be qualified under the TIA). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated (if this Indenture is required to be qualified under the TIA).
Section 1.aa. Taxes. Neither the Indenture Trustee nor (except to the extent the initial Servicer breaches its obligations or covenants contained in the Servicing Agreement) the Servicer shall be liable for any liabilities, costs or expenses of the Issuer, the Noteholders nor the Note Owners arising under any tax Law, including without limitation federal, state, local or foreign income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith).
Section 1.ab. [Reserved].

4140-1700-0256.5

Section 1.ac. Suits for Enforcement. If an Event of Default shall occur and be continuing, the Indenture Trustee, may (but shall not be obligated to) subject to the provisions of Section 2.01 of the Servicing Agreement, proceed to protect and enforce its rights and the rights of any Secured Party under this Indenture or any other Transaction Document by a Proceeding, whether for the specific performance of any covenant or agreement contained in this Indenture or such other Transaction Document or in aid of the execution of any power granted in this Indenture or such other Transaction Document or for the enforcement of any other legal, equitable or other remedy as the Indenture Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee or any Secured Party.
Section 1.ad. Reports by Indenture Trustee to Holders. The Indenture Trustee shall deliver to each Noteholder such information as may be expressly required by the Code.
Section 1.ae. Representations and Warranties of Indenture Trustee. The Indenture Trustee represents and warrants to the Issuer and the Secured Parties that:
(1)the Indenture Trustee is a national banking association with trust powers duly organized, existing and authorized to engage in the business of banking under the Laws of the United States;
(2)the Indenture Trustee has full power, authority and right to execute, deliver and perform this Indenture and to authenticate the Notes, and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and to authenticate the Notes;
(3)this Indenture has been duly executed and delivered by the Indenture Trustee; and
(4)the Indenture Trustee meets the requirements of eligibility hereunder set forth in Section 11.9.
Section 1.af. The Issuer Indemnification of the Indenture Trustee. The Issuer shall fully indemnify, defend and hold harmless the Indenture Trustee (and any predecessor Indenture Trustee) and its directors, officers, agents and employees from and against any and all loss, liability, claim, expense, damage or injury suffered or sustained of whatever kind or nature regardless of their merit, demanded, asserted, or claimed directly or indirectly relating to any acts, omissions or alleged acts or omissions arising out of the activities of the Indenture Trustee pursuant to this Indenture and any other Transaction Document to which it is a party or any transaction contemplated hereby or thereby, including but not limited to any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, Proceeding or claim; provided, however, that the Issuer shall not indemnify the Indenture Trustee or its directors, officers, employees or agents if such acts, omissions or alleged acts or omissions constitute negligence or willful misconduct by the Indenture Trustee. The indemnity provided herein shall (i) survive the termination of this Indenture and the resignation and removal of the Indenture Trustee, (ii) apply to the Indenture Trustee (including (a) in its capacity as Agent and as Certificate Registrar and (b) Wilmington Trust, National Association, as Securities Intermediary and Depositary Bank) and (iii) apply to Wilmington Trust, National Association, in its capacity as Collateral Trustee.
Section 1.ag. Indenture Trustee’s Application for Instructions from the Issuer. Any application by the Indenture Trustee for written instructions from the Issuer, the Administrator or the initial Servicer may, at the option of the Indenture Trustee, set forth in

4140-1700-0256.5

writing any action proposed to be taken or omitted by the Indenture Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. Subject to Section 11.1, the Indenture Trustee shall not be liable for any action taken by, or omission of, the Indenture Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than thirty (30) days after the date any Responsible Officer of the Issuer, the Administrator or the initial Servicer actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Indenture Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.
Section 1.ah. [Reserved].
Section 1.ai. Maintenance of Office or Agency. The Indenture Trustee will maintain an office or offices, or agency or agencies, where notices and demands to or upon the Indenture Trustee in respect of the Notes and this Indenture may be served. The Indenture Trustee initially appoints its Corporate Trust Office as its office for such purposes. The Indenture Trustee will give prompt written notice to the Issuer, the Servicer and the Noteholders of any change in the location of the Note Register or any such office or agency.
Section 1.aj. Concerning the Rights of the Indenture Trustee. The rights, privileges and immunities afforded to the Indenture Trustee in the performance of its duties under this Indenture shall apply equally to the performance by the Indenture Trustee of its duties under each other Transaction Document to which it is a party.
Section 1.ak. Direction to the Indenture Trustee. The Issuer hereby directs the Indenture Trustee to enter into the Transaction Documents.
Section 1.al. Repurchase Demand Activity Reporting.
(xxxi)To assist in the Seller’s compliance with the provisions of Rule 15Ga-1 under the Exchange Act (“Rule 15Ga-1”), subject to paragraph (b) below, the Indenture Trustee shall provide the following information (the “Rule 15Ga-1 Information”) to the Seller and the Depositor in the manner, timing and format specified below:
(1)No later than the fifteenth (15th) day following the end of each calendar quarter in which the Notes are outstanding, the Indenture Trustee shall provide information regarding repurchase demand activity during the preceding calendar quarter related to the Trust Estate in substantially the form of Exhibit H hereto.
(2)If (x) the Indenture Trustee has previously delivered a report described in clause (i) above indicating that, based on a review of the records of the Indenture Trustee, there was no asset repurchase demand activity during the applicable period, and (y) based on a review of the records of the Indenture Trustee, no asset repurchase demand activity has occurred since the delivery of such report, the Indenture Trustee may, in lieu of delivering the information as is requested pursuant to clause (i) above substantially in the form of Exhibit H hereto, and no later than the date specified in clause (i) above, notify the Seller and the Depositor that there has been no change in asset repurchase demand activity since the date of the last report delivered.
(3)The Indenture Trustee shall provide notification, as soon as practicable and in any event within five (5) Business Days of receipt, of all demands communicated

4140-1700-0256.5

to the Indenture Trustee for the repurchase or replacement of the assets of the Trust Estate.
(xxvi)The Indenture Trustee shall provide Rule 15Ga-1 Information subject to the following understandings and conditions:
(4)The Indenture Trustee shall provide Rule 15Ga-1 Information only to the extent that the Indenture Trustee has Rule 15Ga-1 Information or can obtain Rule 15Ga-1 Information without unreasonable effort or expense; provided that the Indenture Trustee’s efforts to obtain Rule 15Ga-1 Information shall be limited to a review of its internal written records of repurchase demand activity relating the Trust Estate and that the Indenture Trustee is not required to request information from any other parties.
(5)The reporting of repurchase demand activity pursuant to this Section 11.23 is subject in all cases to the best knowledge of the Trust Officer responsible for the Indenture.
(6)The reporting of repurchase demand activity pursuant to this Section 11.23 is required only to the extent such repurchase demand activity was not addressed to the Seller, the Depositor, the Issuer, the initial Servicer or any Affiliate of the Seller, the Depositor, the Issuer or the initial Servicer or previously reported to the Seller, the Depositor, the Issuer, the initial Servicer or any Affiliate of the Seller, the Depositor, Issuer or initial Servicer by the Indenture Trustee. For purposes hereof, the term “demand” shall not include (x) repurchases or replacements made pursuant to instruction, direction or request from the Seller, the Depositor or its respective affiliates or (y) general inquiries, including investor inquiries, regarding asset performance or possible breaches of representations or warranties.
(7)The Indenture Trustee’s reporting pursuant to this Section 11.23 is limited to information that the Indenture Trustee has received or acquired solely in its capacity as Indenture Trustee under the Indenture and not in any other capacity. In no event shall Wilmington Trust, National Association (individually or as Indenture Trustee) have any responsibility or liability in connection with (i) the compliance by any Person which is a securitizer (as defined in Rule 15Ga-1) of the Trust Estate, or any other Person, with Rule 15Ga-1 or any related rules or regulations or (ii) any filing required to be made by a securitizer (as defined in Rule 15Ga-1) under Rule 15Ga-1 in connection with the Rule 15Ga-1 Information provided pursuant to this Section 11.23. Other than any express duties or responsibilities as Indenture Trustee under the Transaction Documents, the Indenture Trustee has no duty or obligation to undertake any investigation or inquiry related to repurchase demand activity or otherwise to assume any additional duties or responsibilities in respect of the Trust Estate, and no such additional obligations or duties are implied. The Indenture Trustee is entitled to the full benefit of any and all protections, limitations on duties or liability and rights of indemnity provided by the terms of the Transaction Documents in connection with any actions pursuant to this Section 11.23.
(8)Unless and until the Indenture Trustee is otherwise notified in writing, any Rule 15Ga-1 Information provided pursuant to this Section 11.23 shall be provided in electronic format via e-mail and directed as follows: john.foxgrover@progressfin.com.
(9)The Indenture Trustee’s obligation pursuant to this Section 11.23 continue until the earlier of (x) the date on which the Notes are no longer outstanding and (y) the date the Seller or the Depositor notifies the Indenture Trustee that such reporting no longer is required.

4140-1700-0256.5

ARTICLE 12.

DISCHARGE OF INDENTURE
Section 1.am. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of Noteholders to receive payments of principal thereof and interest thereon and any other amount due to Noteholders, (ii) Sections 8.1, 11.6, 11.12, 11.17, 12.2, 12.5(b), 15.16 and 15.17, (iii) the rights, obligations under Sections 12.2 and 15.17 and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Sections 11.6 and 11.17) and (iv) the rights of Noteholders as beneficiaries hereof with respect to the property deposited with the Indenture Trustee as described below payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes (and their related Secured Parties), on the Payment Date (the “Indenture Termination Date”) on which the Issuer has paid, caused to be paid or irrevocably deposited or caused to be irrevocably deposited in the Collection Account funds sufficient to pay in full all Secured Obligations, and the Issuer has delivered to the Indenture Trustee an Officer’s Certificate, an Opinion of Counsel and, if required by the TIA (if this Indenture is required to be qualified under the TIA), an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 15.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.
After any irrevocable deposit made pursuant to Section 12.1 and satisfaction of the other conditions set forth herein, the Indenture Trustee promptly upon request shall acknowledge in writing the discharge of the Issuer’s obligations under this Indenture except for those surviving obligations specified above.
Section 1.an. Application of Issuer Money. All moneys deposited with the Indenture Trustee pursuant to Section 12.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent to the Noteholder of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal, interest and other amounts; but such moneys need not be segregated from other funds except to the extent required herein or in the other Transaction Documents or required by Law.
The provisions of this Section 12.2 shall survive the expiration or earlier termination of this Indenture.
Section 1.ao. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 8.1 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.
Section 1.ap. [Reserved].
Section 1.aq. Final Payment.
(xv)Written notice of any termination, specifying the Payment Date upon which the Noteholders may surrender their Notes for final payment and cancellation, shall be given (subject

4140-1700-0256.5

to at least two (2) Business Days’ prior notice from the Issuer to the Indenture Trustee) by the Indenture Trustee to Noteholders mailed not later than five (5) Business Days preceding such final payment specifying (i) the Payment Date (which shall be the Payment Date in the month in which the Series 2022-3 Termination Date occurs) upon which final payment of such Notes will be made upon presentation and surrender of such Notes at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Notes at the office or offices therein specified. The Issuer’s notice to the Indenture Trustee in accordance with the preceding sentence shall be accompanied by an Officer’s Certificate of the Administrator setting forth the information specified in Article 6 of this Indenture covering the period during the then current calendar year through the date of such notice and setting forth the date of such final distribution. The Indenture Trustee shall give such notice to the Transfer Agent and the Paying Agent at the time such notice is given to such Noteholders.
(xvi)Notwithstanding the termination or discharge of the trust of the Indenture pursuant to Section 12.1 or the occurrence of the Series 2022-3 Termination Date, all funds then on deposit in the Collection Account or the Reserve Account shall continue to be held in trust for the benefit of the Noteholders and the Paying Agent or the Indenture Trustee shall pay such funds to the Noteholders upon surrender of their Notes. In the event that all of the Noteholders shall not surrender their Notes for cancellation within six (6) months after the date specified in the above-mentioned written notice, the Indenture Trustee shall give second written notice to the remaining Noteholders upon receipt of the appropriate records from the Transfer Agent and Registrar to surrender their Notes for cancellation and receive the final distribution with respect thereto. If within one and one-half years after the second notice all the Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps or may appoint an agent to take appropriate steps, to contact the remaining Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds in the Collection Account or the Reserve Account held for the benefit of such Noteholders. The Indenture Trustee and the Paying Agent shall pay to the Issuer upon request any monies held by them for the payment of principal or interest which remains unclaimed for two (2) years. After such payment to the Issuer, Noteholders entitled to the money must look to the Issuer for payment as general creditors unless an applicable abandoned property Law designates another Person.
(xvii)All Notes surrendered for payment of the final distribution with respect to such Notes and cancellation shall be cancelled by the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Indenture Trustee and the Issuer.
Section 1.ar. Termination Rights of Issuer. Upon the termination of the Lien of the Indenture pursuant to Section 12.1, and after payment of all amounts due hereunder on or prior to such termination, the Indenture Trustee shall execute a written release and reconveyance substantially in the form of Exhibit A hereto pursuant to which it shall release the Lien of the Indenture and reconvey to the Issuer (without recourse, representation or warranty) all right, title and interest in the Trust Estate, whether then existing or thereafter created, all moneys due or to become due with respect to such Trust Estate and all proceeds of the Trust Estate, except for amounts held by the Indenture Trustee or any Paying Agent pursuant to Section 12.5(b). The Indenture Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Issuer or the Servicer to vest in the Issuer all right, title and interest in the Trust Estate.
Section 1.as. Repayment to the Issuer. The Indenture Trustee and the Paying Agent shall promptly pay to the Issuer upon written request any excess money or, pursuant to Sections 2.10 and 2.13, return any Notes held by them at any time.

4140-1700-0256.5

ARTICLE 13.

AMENDMENTS
Section 1.at. Supplemental Indentures without Consent of the Noteholders. Without the consent of the Holders of any Notes, and, if the Certificateholders’, the Servicer’s, the Administrator’s or the Back-Up Servicer’s (including as successor Servicer) rights and/or obligations are materially and adversely affected thereby, with the consent of the Required Certificateholders, the Servicer, the Administrator or the Back-Up Servicer, as applicable, the Issuer and the Indenture Trustee, when authorized by an Issuer Order or an Administrator Order, at any time and from time to time, may enter into one or more indenture supplements or amendments hereto (which shall conform to any applicable provisions of the TIA as in force at the date of execution thereof), in form satisfactory to the Indenture Trustee for any of the following purposes:
(xxvii)to correct or amplify the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property;
(xxviii)to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes;
(xxix)to add to the covenants of the Issuer for the benefit of any Secured Parties or to surrender any right or power herein conferred upon the Issuer;
(xxx)to convey, transfer, assign, mortgage or pledge to the Indenture Trustee any property or assets as security for the Secured Obligations and to specify the terms and conditions upon which such property or assets are to be held and dealt with by the Indenture Trustee and to set forth such other provisions in respect thereof as may be required by this Indenture or as may, consistent with the provisions of this Indenture, be deemed appropriate by the Issuer and the Indenture Trustee, or to correct or amplify the description of any such property or assets at any time so mortgaged, pledged, conveyed and transferred to the Indenture Trustee;
(xxxi)to cure any ambiguity, or correct or supplement any provision of this Indenture which may be inconsistent with any other provision of this Indenture or the final offering memorandum for the Notes;
(xxxii)to make any other provisions of this Indenture with respect to matters or questions arising under this Indenture; provided, however, that such action shall not adversely affect the interests of any Holder of the Notes in any material respect without consent being provided as set forth in Section 13.2;
(xxxiii)to evidence and provide for the acceptance of appointment hereunder by a successor Indenture Trustee with respect to the Notes or to add to or change any of the provisions of this Indenture as shall be necessary and permitted to provide for or facilitate the administration of the trusts hereunder by more than one trustee pursuant to the requirements of Article 11; or
(xxxiv)to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

4140-1700-0256.5

provided, however, that no amendment or supplement shall be permitted unless a Tax Opinion is delivered to the Indenture Trustee.
Upon the request of the Issuer, the Indenture Trustee shall join with the Issuer in the execution of any supplemental indenture or amendment authorized or permitted by the terms of this Indenture and shall make any further appropriate agreements and stipulations that may be therein contained, but the Indenture Trustee shall not be obligated to enter into such supplemental indenture or amendment that affects its own rights, duties or immunities under this Indenture or otherwise.
Section 1.au. Supplemental Indentures with Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order or an Administrator Order, also may, with the consent of the Required Noteholders and, if the Certificateholders’, the Servicer’s, the Administrator’s or the Back-Up Servicer’s (including as successor Servicer) rights and/or obligations are materially and adversely affected thereby, the Required Certificateholders, the Servicer, the Administrator or the Back-Up Servicer, as applicable, enter into one or more indenture supplements or amendments hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such indenture supplement or amendment shall, without the consent of the Required Noteholders and without the consent of the Holder of each outstanding Note affected thereby (and in the case of clause (iii) below, the consent of each Secured Party):
(1)change the date of payment of any installment of principal of or interest on, or any premium payable upon the redemption of, any Note or reduce in any manner the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, modify the provisions of this Indenture relating to the application of Collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of, or interest on, the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;
(2)change the Noteholder voting requirements with respect to any Transaction Document;
(3)impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article 9, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);
(4)reduce the percentage of the aggregate outstanding principal amount of the Notes, the consent of the Holders of which is required for any such indenture supplement or amendment, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;
(5)modify or alter the provisions of this Indenture regarding the voting of Notes held by the Issuer, the Seller or an Affiliate of the foregoing;
(6)reduce the percentage of the aggregate outstanding principal amount of the Notes, the consent of the Holders of which is required to direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to Section 10.4 if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding Notes;

4140-1700-0256.5

(7)modify any provision of this Section 13.2, except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Note affected thereby;
(8)modify any of the provisions of this Indenture in such manner as to affect in any material respect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation), to alter the application of Collections or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained in this Indenture; or
(9)permit the creation of any Lien ranking prior to or on a parity with the Lien of this Indenture with respect to any part of the Trust Estate for the Notes (except for Permitted Encumbrances) or, except as otherwise permitted or contemplated in this Indenture, terminate the Lien of this Indenture on any such collateral at any time subject hereto or deprive any Secured Party of the security provided by the Lien of this Indenture;
provided, further, that no amendment will be permitted if it would cause any Noteholder or Certificateholder to recognize gain or loss for U.S. federal income tax purposes, unless such Noteholder’s or Certificateholder’s consent is obtained as described above.
The Indenture Trustee may, but shall not be obligated to, enter into any such amendment or supplement that affects the Indenture Trustee’s rights, duties or immunities under this Indenture or otherwise.
It shall not be necessary for any consent of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof. Additionally, with respect to a Book-Entry Note, such consent may be provided directly by the Note Owner or indirectly through a Clearing Agency or Foreign Clearing Agency.
The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Note shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.
Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture or amendment to this Indenture pursuant to this Section, the Indenture Trustee shall mail to each Holder of the Notes (or with respect to an amendment, to the Noteholders), the Back-Up Servicer and the Servicer a copy of such supplemental indenture or amendment. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or amendment.
Section 1.av. Execution of Supplemental Indentures. In executing any amendment or supplemental indenture permitted by this Article 13 or the modifications thereby of the trust created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Section 11.1, shall be fully protected in relying upon, an Officer’s Certificate of the Administrator and an Opinion of Counsel stating that the execution of such amendment or supplemental indenture is authorized, permitted or not prohibited (as the case may be) by this Indenture and all conditions precedent to the execution of such amendment or supplemental indenture have been satisfied. Such Opinion of Counsel may be subject to reasonable qualifications and assumptions of fact. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment or supplemental indenture that affects the

4140-1700-0256.5

Indenture Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise. No amendment or supplemental indenture may adversely affect the rights, duties, immunities, protections or indemnification rights of any Agent, the Certificate Registrar, the Depositary Bank or the Securities Intermediary without its consent.
Section 1.aw. Effect of Supplemental Indenture. Upon the execution of any amendment or supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such amendment or supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.
Section 1.ax. Conformity With TIA. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article 13 shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be required to be qualified under the TIA.
Section 1.ay. [Reserved].
Section 1.az. [Reserved].
Section 1.ba. Revocation and Effect of Consents. Until an amendment, supplemental indenture or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder’s Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the consent as to such Holder’s Note or portion of a Note if the Indenture Trustee receives written notice of revocation before the date the amendment, supplemental indenture or waiver becomes effective. An amendment, supplemental indenture or waiver becomes effective in accordance with its terms and thereafter binds every Holder. The Issuer may fix a record date for determining which Holders must consent to such amendment, supplemental indenture or waiver.
Section 1.bb. Notation on or Exchange of Notes Following Amendment. The Indenture Trustee may place an appropriate notation about an amendment, supplemental indenture or waiver on any Note thereafter authenticated. If the Issuer shall so determine, new Notes so modified as to conform to any such amendment, supplemental indenture or waiver may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee (upon receipt of an Issuer Order or an Administrator Order) in exchange for outstanding Notes. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplemental indenture or waiver.
Section 1.bc. The Indenture Trustee to Sign Amendments, etc. The Indenture Trustee shall sign any amendment or supplemental indenture authorized pursuant to this Article 13 if the amendment or supplemental indenture does not adversely affect in any material respect the rights, duties, liabilities or immunities of the Indenture Trustee. If any amendment or supplemental indenture does have such a materially adverse effect, the Indenture Trustee may, but need not, sign it. In signing such amendment or supplemental indenture, the Indenture Trustee shall be entitled to receive, if requested, an indemnity reasonably satisfactory to it and to receive and, subject to Section 11.1, shall be fully protected in relying upon, an Officer’s Certificate of the Administrator and an Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is

4140-1700-0256.5

authorized, permitted or not prohibited (as the case may be) by this Indenture and that it will be valid and binding upon the Issuer in accordance with its terms and all conditions precedent to the execution of such amendment or supplemental indenture have been satisfied.
Section 1.bd. Back-Up Servicer Consent. No amendment or indenture supplement hereto shall be effective if such amendment or supplement shall adversely affect the rights, duties or obligations of the Back-Up Servicer (including in its capacity as successor Servicer) without its prior written consent, notwithstanding anything to the contrary.
ARTICLE 14.

REDEMPTION AND REFINANCING OF NOTES
Section 1.be. Redemption and Refinancing.
(i)The Notes are subject to redemption by the Issuer, at its option, in accordance with the terms of this Article 14 on any Payment Date on or after the date on which the Outstanding Receivables Balance is less than 15% of the Initial Outstanding Receivables Balance; provided, however, that the Issuer has available funds sufficient to pay the Redemption Price. If the Notes are to be redeemed pursuant to this Section 14.1, the Issuer shall furnish notice of such election to the Indenture Trustee not later than fifteen (15) days prior to the Redemption Date and the Issuer shall deposit with the Indenture Trustee in a Trust Account that is within the sole control of the Indenture Trustee no later than 10:00 a.m. New York time on the Redemption Date the Redemption Price of the Notes to be redeemed whereupon all such redeemed Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 14.2 to each Holder of such Notes.
(ii)The redemption price for the Notes will be equal to the sum of (i) the Note Principal determined without giving effect to any Notes owned by the Issuer, plus (ii) accrued and unpaid interest on such Notes through the day preceding the Payment Date on which the redemption occurs, plus (iii) any other amounts payable to such Noteholders pursuant to the Transaction Documents, plus (iv) any other amounts due and owing by the Issuer or the Servicer to the other Secured Parties other than the Certificateholders) pursuant to the Transaction Documents, minus (v) the amounts, if any, on deposit on such Payment Date in the the Collection Account and the Reserve Account for the payment of the foregoing amounts.
(iii)Unless otherwise consented to by the Holders of 100% of the Certificates outstanding, concurrent with any redemption of any Notes by the Issuer, the Issuer shall make a distribution on the Certificates in accordance with this Article 14 in an amount equal to the sum of (i) the amount by which the Outstanding Receivables Balance of the Receivables exceeds the outstanding principal amount of the Notes (calculated as though the Notes were not redeemed on such Payment Date), (ii) the amount distributable on the Certificates on the Payment Date on which the redemption occurs (calculated as though the Notes were not redeemed on such Payment Date), plus (iii) any other amounts due and owing to the Holders of the outstanding Certificates pursuant to the Transaction Documents, in each case, without duplication and net of any amounts payable in connection with the redemption of the Notes.
Section 1.bf. Form of Redemption Notice. Notice of redemption under Section 14.1 shall be given by the Indenture Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Holder of Notes to be redeemed, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder’s address appearing in the Note Register.

4140-1700-0256.5

All notices of redemption shall state:
(1)the Redemption Date;
(2)the Issuer’s good faith estimate of the Redemption Price;
(3)that the Record Date otherwise applicable to such Redemption Date is not applicable and that payments shall be made only upon presentation and surrender of such Notes and the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 8.2); and
(4)that interest on the Notes shall cease to accrue on the Redemption Date.
Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. For the avoidance of doubt, the Issuer shall provide the Indenture Trustee with the actual Redemption Price prior to the applicable Redemption Date. Failure to give notice of redemption, or any defect therein, to any Holder of any Note to be redeemed shall not impair or affect the validity of the redemption of any other Note.
Section 1.bg. Notes Payable on Redemption Date. The Notes to be redeemed shall, following notice of redemption as required by Section 14.2 (in the case of redemption pursuant to Section 14.1), on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.
ARTICLE 15.

MISCELLANEOUS
Section 1.bh. Compliance Certificates and Opinions, etc.
(xviii)Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee if requested thereby (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel (subject to reasonable assumptions and qualifications) stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if this Indenture is required to be qualified under the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.
Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:
(1)a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

4140-1700-0256.5

(2)a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
(3)a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and
(4)a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.
(i)(i) Prior to the deposit of any Receivables or other property or securities (other than cash) with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the Lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 15.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee upon the Indenture Trustee’s request an Officer’s Certificate certifying or stating the opinion of each individual signing such certificate as to the fair value (within ninety (90) days of such deposit) to the Issuer of the Receivables or other property or securities to be so deposited.
(5)Whenever the Issuer is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current Fiscal Year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the aggregate outstanding principal amount or par value of all the Notes issued by the Issuer, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer’s Certificate is less than $25,000 or less than 1% percent of the aggregate outstanding principal amount or par value of all the Notes issued by the Issuer of the Notes.
(6)Other than with respect to the release of any cash (including Collections), Removed Receivables or liquidated Receivables (and the Related Security therefor), and except for discharges of this Indenture as described in Section 12.1, whenever any property or securities are to be released from the Lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each individual signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such individual the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.
(7)Whenever the Issuer is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than cash (including Collections), Removed Receivables and Defaulted Receivable, or securities released from the Lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the aggregate outstanding principal amount or par value of all Notes issued by the Issuer, but such certificate need not be furnished in the case of any release of property or

4140-1700-0256.5

securities if the fair value thereof as set forth in the related Officer’s Certificate is less than $25,000 or less than 1% percent of the then aggregate outstanding principal amount or par value of all Notes issued by the Issuer of the Notes.
Section 1.a. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
Any certificate or opinion of a Responsible Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of a Responsible Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the initial Servicer, the Seller, the Administrator or the Issuer, stating that the information with respect to such factual matters is in the possession of or known to the initial Servicer, the Seller, the Administrator or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.
Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article 10.
Section 1.b. Acts of Noteholders.
(i)Wherever in this Indenture a provision is made that an action may be taken or a notice, demand or instruction given by Noteholders, such action, notice or instruction may be taken or given by any Noteholder, unless such provision requires a specific percentage of Noteholders. Notwithstanding anything in this Indenture to the contrary, so long as any other Person is a Noteholder, none of the Seller, the Issuer or any Affiliate controlled by Oportun or controlling Oportun shall have any right to vote with respect to any Note.
(ii)Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein

4140-1700-0256.5

sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 11.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.
(iii)The fact and date of the execution by any Person of any such instrument or writing may be proved in any customary manner of the Indenture Trustee.
(iv)The ownership of Notes shall be proved by the Note Register.
(v)Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any such Notes shall bind such Noteholder and the Holder of every Note and every subsequent Holder of such Notes issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee, the Servicer or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.
Section 1.a. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, sent by facsimile to, sent by courier (overnight or hand-delivered) at or mailed by certified mail, return receipt requested, to (a) in the case of the Issuer, to c/o Wilmington Savings Fund Society, FSB, 500 Delaware Avenue, 11th Floor, Wilmington, Delaware 19801 Attention: Oportun Issuance Trust 2022-3, with a copy to the Administrator, to 2 Circle Star Way, San Carlos, California 94070, Attention: Secretary, (b) in the case of the Servicer or Oportun, to 2 Circle Star Way, San Carlos, California 94070, Attention: General Counsel and (c) in the case of the Indenture Trustee, to the Corporate Trust Office. Unless expressly provided herein, any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Indenture shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice.
The Issuer or the Indenture Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications; provided, however, the Issuer may not at any time designate more than a total of three (3) addresses to which notices must be sent in order to be effective.
Any notice (i) given in person shall be deemed delivered on the date of delivery of such notice, (ii) given by first class mail shall be deemed given five (5) days after the date that such notice is mailed, (iii) delivered by telex or telecopier shall be deemed given on the date of confirmation of the delivery of such notice by e-mail or telephone, and (iv) delivered by overnight air courier shall be deemed delivered one (1) Business Day after the date that such notice is delivered to such overnight courier.
Notwithstanding any provisions of this Indenture to the contrary, the Indenture Trustee shall have no liability based upon or arising from the failure to receive any notice required by or relating to this Indenture or the Notes.
If the Issuer mails a notice or communication to Noteholders, it shall mail a copy to the Indenture Trustee at the same time.
Section 1.b. Notices to Noteholders: Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given if sent in accordance with Section 15.4 hereof. In any case where notice to Noteholders is given by

4140-1700-0256.5

mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.
Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.
In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.
Section 1.c. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Indenture Trustee on behalf of the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are consented to by the Issuer (which consent shall not be unreasonably withheld). The Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.
Section 1.d. Conflict with TIA. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control (if this Indenture is required to be qualified under the TIA).
The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein (if this Indenture is required to be qualified under the TIA). Notwithstanding the foregoing, and regardless of whether the Indenture is required to be qualified under the TIA, the provisions of Section 316(a)(1) of the TIA shall be excluded from this Indenture.
Section 1.e. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents and Cross-Reference Table are for convenience of reference only, are not to be considered a part hereof, and shall not affect the meaning or construction hereof.
Section 1.f. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors.
Section 1.g. Separability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Indenture or Notes shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and shall in no way affect the validity or enforceability of the other provisions of this Indenture or of the Notes or rights of the Holders thereof.

4140-1700-0256.5

Section 1.h. Benefits of Indenture. Except as set forth in this Indenture, nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Secured Parties, any benefit or any legal or equitable right, remedy or claim under the Indenture.
Section 1.i. Legal Holidays. In any case where the date on which any payment is due to any Secured Party shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) any such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.
Section 1.j. GOVERNING LAW; JURISDICTION. THIS INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS INDENTURE AND EACH SECURED PARTY HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENT THEREOF. EACH OF THE PARTIES AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
Section 1.k. Counterparts; Electronic Execution. This Indenture may be executed in any number of counterparts, and by different parties on separate counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Each of the parties hereto agrees that this transaction may be conducted by electronic means. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile or .pdf signature) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Indenture using an electronic signature, it is signing, adopting, and accepting this Indenture and that signing this Indenture using an electronic signature is the legal equivalent of having placed its handwritten signature on this Indenture on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Indenture in a usable format.
Section 1.l. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders, the

4140-1700-0256.5

Certificateholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.
Section 1.m. Issuer Obligation. Neither any trustee nor any Beneficiary of the Issuer nor any of their respective officers, directors, employers or agents will have any liability with respect to this Indenture, and no recourse may be had solely to the assets of the Issuer respect thereto. In addition, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Depositor Loan Trustee for the benefit of the Depositor, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) any assets of the Issuer other than the Trust Estate, (ii) the Seller, the Servicer, the Administrator, the Depositor Loan Trustee for the benefit of the Depositor, the Owner Trustee or the Indenture Trustee in their respective individual capacities, (iii) any Beneficiary or (iv) any partner, owner, incorporator, member, manager, beneficiary, beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, any Beneficiary, the Seller, the Administrator, the Depositor Loan Trustee, the Owner Trustee, the Servicer or the Indenture Trustee, except (x) as any such Person may have expressly agreed and (y) nothing in this Section shall relieve the Seller or the Servicer from its own obligations under the terms of any Servicer Transaction Document. Nothing in this Section 15.16 shall be construed to limit the Indenture Trustee from exercising its rights hereunder with respect to the Trust Estate.
Section 1.n. No Bankruptcy Petition Against the Issuer. Each of the Secured Parties and the Indenture Trustee by entering into the Indenture or any Note Purchase Agreement, and in the case of a Noteholder and Note Owner, by accepting a Note, hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of the latest maturing Note and the termination of the Indenture, it will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or other Proceedings, under any United States federal or state bankruptcy or similar Law in connection with any obligations relating to the Notes, the Indenture or any of the Transaction Documents. In the event that any such Secured Party or the Indenture Trustee takes action in violation of this Section 15.17, the Issuer shall file an answer with the bankruptcy court or otherwise properly contesting the filing of such a petition by any such Secured Party or the Indenture Trustee against the Issuer or the commencement of such action and raising the defense that such Secured Party or the Indenture Trustee has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 15.17 shall survive the termination of this Indenture, and the resignation or removal of the Indenture Trustee. Nothing contained herein shall preclude participation by any Secured Party or the Indenture Trustee in the assertion or defense of its claims in any such Proceeding involving the Issuer.
Section 1.o. No Joint Venture. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Indenture Trustee or the Issuer.
Section 1.p. Rule 144A Information. For so long as any of the Notes of any Class are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer agrees to reasonably cooperate to provide to any Noteholders and to any prospective purchaser of Notes designated by such Noteholder upon the request of such Noteholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act if at the time of the request the Issuer is not a reporting company under

4140-1700-0256.5

Section 13 or Section 15(d) of the Exchange Act and the Servicer agrees to reasonably cooperate with the Issuer and the Indenture Trustee in connection with the foregoing.
Section 1.q. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Indenture Trustee or any Secured Party, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by Law.
Section 1.r. Third-Party Beneficiaries. This Indenture will inure to the benefit of and be binding upon the parties hereto, the Secured Parties, and their respective successors and permitted assigns. Except as otherwise provided in this Article 15, no other Person will have any right or obligation hereunder.
Section 1.s. Merger and Integration. Except as specifically stated otherwise herein, this Indenture sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Indenture.
Section 1.t. Rules by the Indenture Trustee. The Indenture Trustee may make reasonable rules for action by or at a meeting of any Secured Parties.
Section 1.u. Duplicate Originals. The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.
Section 1.v. Waiver of Trial by Jury. To the extent permitted by applicable Law, each of the Secured Parties irrevocably waives all right of trial by jury in any action or Proceeding arising out of or in connection with this Indenture or the Transaction Documents or any matter arising hereunder or thereunder.
Section 1.w. No Impairment. Except for actions expressly authorized by this Indenture, the Indenture Trustee shall take no action reasonably likely to impair the interests of the Issuer in any asset of the Trust Estate now existing or hereafter created or to impair the value of any asset of the Trust Estate now existing or hereafter created.
Section 1.x. Intercreditor Agreement. The Indenture Trustee shall, and is hereby authorized and directed to, execute and deliver the Intercreditor Agreement, and perform the duties and obligations, and appoint the Collateral Trustee, as described in the Intercreditor Agreement. Upon receipt of (a) an Issuer Order or an Administrator Order, (b) an Officer’s Certificate of the Administrator stating that such amendment or replacement intercreditor agreement, as the case may be, (i) does not materially and adversely affect any Noteholder and (ii) will not cause a Material Adverse Effect and (c) an Opinion of Counsel stating that all conditions precedent to the execution of such amendment or replacement intercreditor agreement, as the case may be, provided for in this Section 15.27 have been satisfied, the Indenture Trustee shall, and shall thereby be authorized and directed to, execute and deliver, and direct the Collateral Trustee to execute and deliver, (x) one or more amendments to the Intercreditor Agreement and/or (y) one or more replacement intercreditor agreements and such documentation as is required to terminate the Intercreditor Agreement then in effect, in each case to accommodate additional financings entered into by Affiliates of the Issuer.
Section 1.y. Owner Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (i) this Indenture is executed and delivered by Wilmington

4140-1700-0256.5

Savings Fund Society, FSB, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by the Owner Trustee but made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on the Owner Trustee, individually or personally, to perform any covenants, either expressed or implied, contained herein, all personal liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) the Owner Trustee has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Indenture and (v) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related document.

[THIS SPACE LEFT INTENTIONALLY BLANK]

4140-1700-0256.5

IN WITNESS WHEREOF, the Indenture Trustee, the Issuer, the Securities Intermediary and the Depositary Bank have caused this Indenture to be duly executed by their respective duly authorized officers as of the day and year first written above.
OPORTUN ISSUANCE TRUST 2022-3,
as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity, but solely as Owner Trustee of the Issuer

By:/s/ Devon C. A. Reverdito
Name: Devon C. A. Reverdito
Title: Assistant Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee

By: /s/ Beverly D. Capers
Name: Beverly D. Capers
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Securities Intermediary

By: /s/ Beverly D. Capers
Name: Beverly D. Capers
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Depositary Bank

By: /s/ Beverly D. Capers
Name: Beverly D. Capers
Title: Vice President

[Indenture (Oportun 2022-3)]

4140-1700-0256.5